The
                               Marshall Family

                                   of Funds

                    SEMI-ANNUAL REPORT FOR CLASS Y SHARES

                           DATED FEBRUARY 28, 1999

                         Marshall Equity Income Fund

                          -------------------------
                   Marshall Large-Cap Growth & Income Fund

                          -------------------------
                         Marshall Mid-Cap Value Fund

                          -------------------------
                         Marshall Mid-Cap Growth Fund

                          -------------------------
                        Marshall Small-Cap Growth Fund

                          -------------------------
                      Marshall International Stock Fund

                          -------------------------
                       Marshall Short-Term Income Fund

                          -------------------------
                       Marshall Intermediate Bond Fund

                          -------------------------
                       Marshall Government Income Fund

                          -------------------------
                      Marshall Intemediate Tax-Free Fund

                          -------------------------
                          Marshall Money Market Fund

                                Marshall Funds

 Table of Contents


  President's Message.......................................................   1
  Commentaries

    Marshall Equity Income Fund.............................................   2
    Marshall Large-Cap Growth & Income Fund ................................   4
    Marshall Mid-Cap Value Fund.............................................   6
    Marshall Mid-Cap Growth Fund............................................   8
    Marshall Small-Cap Growth Fund..........................................  10
    Marshall International Stock Fund.......................................  12
    Marshall Short-Term Income Fund.........................................  14
    Marshall Intermediate Bond Fund.........................................  16
    Marshall Government Income Fund.........................................  18
    Marshall Intermediate Tax-Free Fund.....................................  20
    Marshall Money Market Fund..............................................  22
  Financial Information

    Portfolio of Investments................................................  23
      Marshall Equity Income Fund...........................................  23
      Marshall Large-Cap Growth & Income Fund...............................  24
      Marshall Mid-Cap Value Fund...........................................  26
      Marshall Mid-Cap Growth Fund..........................................  27
      Marshall Small-Cap Growth Fund........................................  28
      Marshall International Stock Fund.....................................  29
      Marshall Short-Term Income Fund.......................................  32
      Marshall Intermediate Bond Fund.......................................  33
      Marshall Government Income Fund.......................................  35
      Marshall Intermediate Tax-Free Fund...................................  37
      Marshall Money Market Fund............................................  40
    Statements of Assets and Liabilities....................................  44
    Statements of Operations................................................  46
    Statements of Changes in Net Assets.....................................  48
    Financial Highlights....................................................  52
    Notes to Financial Statements...........................................  54
  Directors & Officers......................................................  62


                                                           President's Message

Dear Marshall Funds Shareholder:

We are pleased to present each Marshall Fund shareholder with the enclosed semi-annual report for the six month reporting period ended February 28, 1999.

With all the news and hype surrounding the financial markets over the past several years, many investors have found themselves chasing a select group of large-company and technology stocks instead of sticking to a well thought out investment strategy.

Clearly defined, consistently executed: At the Marshall Funds, we're proud that our funds are overseen by managers who follow a distinct, disciplined approach. An approach specially developed to pursue the objectives of your fund, and your objectives.

I think you'll agree our philosophy of following a strict discipline has proven effective. We continue to believe that allocations between large and small companies, growth and value investment styles, domestic and international markets, and equity and fixed income investments are essential in achieving the long-range financial goals of most investors. Diversification is a hedge against volatility; your specific goals, timetables, and risk tolerances will influence your allocations.

To better serve investors in the Marshall International Stock Fund, our board of directors has approved, and our shareholders are being asked to approve, the appointment of BPI Global Asset Management LLP, as sub-adviser to the fund. We eagerly look forward to a long relationship with BPI as the new sub-adviser. Their approach to investing, and their commitment to client service should deliver benefits to all the funds' shareholders.

We extend our deepest appreciation to three of the original members of the board of directors of the Marshall Funds: Ody Fish, Ed Gonzalez and Paul Hassett, who are departing our fund family. Each of these gentlemen has served the Marshall Funds shareholders admirably through a dynamic period of growth in the industry and substantial growth in the size and number of Marshall Funds.

As always, we wish you continued success on your investment strategy, and thank you for making the Marshall Funds part of your strategy. If you have any questions regarding Marshall Funds, please call your M&I Trust & Investment Management Relationship Manager or 1-800-236-3863. You can also visit our web site at www.marshallfunds.com.

Sincerely,

/s/ John M. Blaser
John M. Blaser

President, Marshall Funds

Semi-Annual Report--Commentary

[-]
Marshall Equity Income Fund

The Marshall Equity Income Fund (the "Fund") seeks capital appreciation and current income through a conservative and disciplined approach of investing in a broadly diversified portfolio of common stocks with above-average dividend yields. The Fund's investments are structured to produce a portfolio which yields at least 100 basis points (1%) more than the Standard & Poor's 500 Index (S&P 500).* As of February 28, 1999, the portfolio had a yield before fees and expenses of 2.98% and an SEC 30-day yield of 1.79%.**

For the six months ended February 28, 1999, the Fund provided a total return of 17.12%,** while the Lipper Equity Income Funds Index* provided a total return of 16.69% and the S&P 500 returned 32.28%. The Fund's Class Y Shares was awarded a four star Morningstar Rating(TM) for its overall performance versus 2,947 domestic equity funds as of March 31, 1999.+

Market characterized by high valuations

By historical standards, the stock market appears richly valued. The S&P 500 is currently trading at all time valuation highs on the basis of earnings (27 times estimated 1999 earnings) and at all time lows based on dividend yield (1.3%). Investors have been willing to pay higher prices for stocks because they expect inflation to remain benign, interest rates to remain low, and corporate earnings to continue to grow.

Economic growth in the United States has been surprisingly strong despite economic problems in Asia and Latin America, and inflation has remained quite low. This combination provided a favorable backdrop for equity prices. If you scratch below the surface, however, you find that the S&P 500's performance was concentrated in a small group of large capitalization growth companies. As evidence of this narrowness, more than 50% of the S&P 500's return, for the six month period ended February 28, 1999, was accounted for by only 24 stocks. As a result, the price-earnings ratios (P/E) of these select growth stocks have been driven to large premiums. If history is a guide, the market should eventually correct this valuation disparity. Broader market participation would favor value investors generally and the Fund specifically.

              "Graphic representation "1A" omitted.  See Appendix."

Energy, autos and food stocks play an important role

Falling inflation, driven in part by falling commodity prices, is one of the reasons behind the market's rising valuation. This comes, however, to the detriment of commodity industries like energy companies. At current stock prices, energy stocks are attractively valued based on future earnings expectations and dividends. Oil and natural gas prices appear unsustainably low. The Fund continues to hold a significant weight in energy stocks (14.83%) in anticipation of improved energy prices.

Auto stocks (4.76% of the Fund), the beneficiaries of low interest rates and falling commodity prices, were up 36.54% for the six months ended February 28, 1999. With the help of low interest rates and fuel prices, customer demand exceeded expectations. Falling raw material costs, such as steel, also helped United States auto manufacturers report better than expected earnings.

Recently, the Fund has been increasing its investments in food stocks (4.24% of the portfolio). This typically defensive group dramatically underperformed the S&P 500 since the beginning of 1998. Growth expectations which were too high a year ago now appear more reasonable and the stocks offer attractive dividend yields and valuations that offer good total return potential.

Disciplined approach may help to reduce volatility

As disciplined equity investors, our approach remains unchanged. Investing in attractively priced companies paying above average dividends is the cornerstone of our investment approach. The portfolio's above average dividend yield combined with its low historic volatility should help reassure our investors that participation in any further market advance will be built around an investment style designed to conserve their assets during periods of stock market corrections.

Sincerely,

/s/ Bruce P. Hutson
Bruce P. Hutson

Manager, Marshall Equity Income Fund

                             [PHOTO APPEARS HERE]

[_] Marshall Equity Income Fund

                  "Graphic representation "2A" omitted. See Appendix." "Graphic representation "3A" omitted. See Appendix."

 This graph illustrates the hypothetical investment of $10,000 in the Fund from its

 inception on September 30, 1993 to February 28, 1999, compared to the S&P 500 and the LEIFI.*

--------------------------------------------------------------------------------

  *The S&P 500 and LEIFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

 **Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

  +Morningstar proprietary ratings reflect historical risk-adjusted performance as of 3/31/99. They are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the funds' 3-, 5- and 10-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Fund's Class Y Shares received 3 stars and 4 stars for the three-year and five-year periods and was rated among 2,947 and 1,810 domestic equity funds, respectively. The top ten percent of funds in a rating universe receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

 Semi-Annual Report--Commentary

[-]
Marshall Large-Cap Growth & Income Fund

The Marshall Large-Cap Growth & Income Fund (the "Fund") invests in a diversified portfolio of common stocks of large-sized companies whose market capitalization exceed $10 billion and that have a history of stable earnings and/or growing dividends. The adviser looks for companies that are typically leaders in their industry and have records of above-average financial performance and proven superior management.

Outperforming the category average

The Fund's solid performance over the past quarter, and over the past year was a result of our focus on high-quality, large-cap companies that delivered superior relative earnings gains.

Compared to its benchmarks, the Fund performed well. As of February 28, 1999 the Fund was up 29.24% over the past six months and 17.38% over the past 12 months.* Over those same time periods the Lipper Growth and Income Funds Index returned 19.90% and 5.30%, respectively. The S&P 500 Index advanced 32.28% and 19.74%, respectively.**

Focus on earnings growth

Over the past year we have been concerned about a slowing of corporate earnings growth. To address these concerns, we underweighted the Fund's holdings in vulnerable sectors such as capital goods, energy and commodities where earnings growth was slowing. We also placed a strong emphasis on companies' ability to deliver expected earnings rather than on their absolute market valuation.

           "Graphic representation "1B" omitted.  See Appendix."

Multi-nationals gaining favor again

The worst of the Asian situation seems to have passed and many multi-national companies' earnings have already been adjusted downward to reflect this slowdown. As we progress through 1999, the earnings of many of these same multi-nationals should begin accelerating, and should once again gain the attention of investors who flocked into a few select growth stocks during the worst of the Asian situation.

We are maintaining our focus on high-quality companies with good earnings growth. And as always, in an attempt to maximize shareholder return, the Fund will continue to maintain a diversified portfolio of quality, large-cap companies.

Sincerely,

/s/ William J. O'Connor
William J. O'Connor

Manager, Marshall Large-Cap Growth & Income Fund

                             [PHOTO APPEARS HERE]

[_] Marshall Large-Cap Growth & Income Fund

                  "Graphic representation "2B" omitted.  See Appendix."
              "Graphic representation "3B" omitted. See Appendix."

 This graph illustrates the hypothetical investment of $10,000 in the Fund from its

  inception on November 20, 1992 to February 28, 1999, compared to the S&P 500 and the LGIFI.**

--------------------------------------------------------------------------------

  *Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 **The S&P 500 and LGIFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LGIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 Semi-Annual Report--Commentary

[-]
Marshall Mid-Cap Value Fund

The Marshall Mid-Cap Value Fund (the "Fund") invests in a diversified portfolio of common stocks of companies similar in size to those within the S&P Mid-Cap 400 Index (SPMC).* The adviser selects companies that exhibit traditional value characteristics, such as a price-to-earnings ratio less than stocks in the S&P 500 Index,* higher-than-average dividend yields or a lower-than-average price-to-book value. In addition, these companies may have under appreciated assets, or be involved in company turnarounds or corporate restructurings.

Fund performance

For the six months ended February 28, 1999, the Fund provided a total return of 9.13%.** For the same period, the Standard & Poor's Mid-Cap 400 Barra/Value Index (SPMCBV)* returned 12.17%.

A strict value discipline

Our approach to stock picking remains true: Buy out-of-favor, undervalued stocks and patiently wait for the company to implement strategies that have the ability to enhance shareholder returns. De-emphasizing sector rotation and group momentum, our approach pursues our shareholders' objectives through an authentic mid-cap value fund.

We maintain that market momentum should not necessarily influence our value-oriented investment style. For example, as the growth-oriented stocks in the SPMC moved sharply higher over the past six months, we increased our exposure to out-of-favor value stocks in the energy, cyclical and health care sectors. Each of these sectors currently contains companies that possess attractive valuations and strong business franchises. In the utility sector, improving regulatory developments and strong cash flow returns have also resulted in attractive investments for the Fund.

Concentrating on three value scenarios

The Fund's focus on undervalued, out-of-favor stocks that display asset recognition, a major turn-around or restructuring has rewarded investors.

                 "Graphic representation "1C" omitted.  See Appendix."

1. Asset recognition: We look for stocks with significant financial, tangible or intangible, assets that are not currently recognized in the market. For example, more than two years ago, the market abandoned cable stocks in favor of satellite networks. We recognized the in-ground assets of the cable industry, allocated resources towards that industry, and were rewarded by holding Telecommunications, Inc. until the company was purchased by AT&T.

2. Turn-arounds: Frequently we find value opportunities when a company institutes more effective ways to conduct its core business. Last year Darden Restaurants, Inc. refocused their energies on in-store management at their Olive Garden and Red Lobster franchises. This focus continued to bear fruit, yielding higher guest counts and profitability trends.

3. Restructurings: When companies change their business strategy or shift to a different business segment, patient value investors may be rewarded. In mid-1999, Silicon Graphics will complete its transformation into a leading provider of computer servers and graphical workstations.

Maintaining our patient stance

In an environment where the market continues to focus on companies with large market capitalizations, we continue to look for value opportunities. Valuation spreads between the very large companies and those of small mid-size companies are extremely wide. We expect this valuation gap to close, as it has historically, and we expect the Fund will strongly benefit when this does occur.

We are committed to our value approach and look forward to enhancing shareholder return potential with our unwavering discipline. We thank you for your continued commitment to the Marshall Mid-Cap Value Fund.

Sincerely,

/s/ Matthew B. Fahey
Matthew B. Fahey

Co-Manager, Marshall Mid-Cap Value Fund

/s/ John C. Potter, C.F.A.
John C. Potter, C.F.A.

Co-Manager, Marshall Mid-Cap Value Fund

                            [PHOTO APPEARS  HERE]

 [_] Marshall Mid-Cap Value Fund

                 "Graphic representation "2C" omitted.  See Appendix."
              "Graphic representation "3C" omitted. See Appendix."

 This graph illustrates the hypothetical investment of $10,000 in the Fund from its

 inception on September 30, 1993 to February 28, 1999, compared to the SPMC and
                                    LMCFI.*

--------------------------------------------------------------------------------

  *The SPMC, S&P 500, SPMCBV and the LMCFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. These indices are unmanaged. Actual investments may not be made in an index. SPMC is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. SPMCBV is a capitalization-weighted index of the stocks in the SPMC having the highest book to price ratios. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

 **Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The SPMC and LMCFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 Semi-Annual Report--Commentary

[-]
Marshall Mid-Cap Growth Fund

The Marshall Mid-Cap Growth Fund (the "Fund") invests in a diversified portfolio of common stocks of companies similar in size to those within the S&P Mid-Cap 400 Index (SPMC).* The adviser selects stocks of companies with above-average earnings growth potential or where significant changes are taking place, such as significant new products, services, or methods of distribution, as well as overall business restructuring.

Fund performance

The Fund's performance, relative to other mid-cap stock funds, was above average. For the six months ended February 28, 1999, the Fund provided a total return of 33.79%** compared to 27.65% for the SPMC and 28.47% for the Lipper Mid-Cap Funds Index.*

Large-caps remain market darlings

Large-company stocks have fueled the market's rally for the past few years, and especially over the past six months. Over that time, the mid-size company stocks in which the Fund invests performed less in absolute terms, as uneasy investors sought the relative safety of blue-chip stocks. A select group of large-cap stocks with unusually high valuations dominated the performance of the S&P 500 Index.*

Last year, a wave of concern gripped the market. Its causes were primarily: debt default from the Russian government, the collapse of some highly leveraged hedge funds and a realization that domestic corporate profit growth was slipping. However, amid a growing concern of a credit crunch, the Federal Reserve Board aggressively lowered the federal funds rate, which allowed the market to cease its negative concerns. This allowed a market recovery in which the Fund provided outstanding returns.

                 "Graphic representation "1D" omitted.  See Appendix."

Maintaining our focus

Throughout these perceived crises, we maintained our focus of looking for outstanding companies that have superior growth potential. Currently industries such as technology, broadcasting, education and health care hold the most promising prospects for future growth. We are closely monitoring government health care policies and how those policies may affect certain companies.

We have been keeping a close eye on our technology holdings and how the year 2000 may affect those companies, as preparation for the date change grows more intense.

Mid-caps should regain favor

We anticipate that mid-caps will continue to gain favor with the investment community. In a steady economy experiencing modest growth, investors should benefit from a shift from large-cap stocks to mid- and small-cap stocks. Mid-caps should enjoy a renewed interest among investors, as higher relative growth rates in earnings become apparent.

We remain committed to our strategy of investing in quality, rapidly growing companies because we believe this strategy will continue to reward long-term investors.

Sincerely,

/s/ Steve D. Hayward
Steve D. Hayward

Manager, Marshall Mid-Cap Growth Fund

                             [PHOTO APPEARS HERE]

[_] Marshall Mid-Cap Growth Fund

               "Graphic representation "2D" omitted.  See Appendix."
              "Graphic representation "3D" omitted. See Appendix."

 This graph illustrates the hypothetical investment of $10,000 in the Fund from its

 inception on September 30, 1993 to February 28, 1999, compared to the SPMC and the LMCFI.*

--------------------------------------------------------------------------------

  *The SPMC, S&P 500 and the LMCFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. SPMC is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

 **Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The SPMC and LMCFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 Semi-Annual Report--Commentary

[-]
Marshall Small-Cap Growth Fund

The Marshall Small-Cap Growth Fund (the "Fund") invests in a diversified portfolio of common stocks of small-sized companies similar in size to those within the Russell 2000 Index (Russell 2000).+ The adviser selects stocks of companies with above-average earnings growth potential or where significant changes are taking place, such as new products, services or methods of distribution, as well as overall business restructuring.

Fund performance

Although the Fund's performance fell short of its larger-cap brethren, it did perform well relative to other funds in the small-cap stock fund category. For the six months ended February 28, 1999, the Fund provided a total return of 16.31%* compared to 16.79% for the Russell 2000** and 15.92% for the Lipper Small-Cap Funds Index.**

Small-caps out of favor

The trend of large-cap dominance, which began in 1995, continued throughout this recent 6-month period. Mutual fund inflows continued to be heavily weighted towards large-cap funds, providing additional buying power in the largest, most liquid U.S. stocks.

The most significant market event of the last six months was a series of rate cuts by the Federal Reserve Board. The short-term effect of the rate cuts was very positive on small-cap stocks as investors rushed to take advantage of the many values that had been created over the preceding months. Over the long run, lower interest rates should bolster economic growth and also provide for a more favorable valuation environment for small-cap growth stocks.

                     "Graphic representation "1E" omitted.  See Appendix."

Unwavering strategy

The Fund's strategy remained constant as we continued to invest in high quality companies with sustainable earnings growth opportunities. The industries where we are currently finding such opportunities include technology, broadcasting, education and healthcare.

While we remain cautious on companies with inflated valuations, we have found some opportunities among internet stocks as well as those companies benefiting from the internet's growth. This includes companies that develop applications and equipment dedicated to increasing bandwidth available to corporations and individuals.

Bright outlook for small-caps

We are excited about the outlook for small-cap growth stocks in 1999. Recent setbacks have left small-caps at extremely attractive valuation levels relative to large-caps, levels that by some measures we have not seen since the late 1970s. This, coupled with our positive outlook on interest rates, should bode well for the small-cap market.

We remain committed to our strategy of investing in quality, rapidly growing companies because we believe this strategy will continue to reward long-term investors.

Sincerely,

/s/Steve D. Hayward
Steve D. Hayward

Manager, Marshall Small-Cap Growth Fund

                             [PHOTO APPEARS HERE]

[_] Marshall Small-Cap Growth Fund

                   "Graphic representation "2E" omitted.  See Appendix."
              "Graphic representation "3E" omitted. See Appendix."

 This graph illustrates the hypothetical investment of $10,000 in the Fund from its

 inception on November 1, 1995++ to February 28, 1999, compared to the Russell
                             2000 and the LSCFI.**

--------------------------------------------------------------------

+ Small-cap funds may experience a higher degree of market volatility.

  *Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 **The Russell 2000 and LSCFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The Russell 2000 is an index of common stocks whose market capitalizations generally range from $200 million to $5 billion. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 and LSCFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 ++The Marshall Small-Cap Growth Fund is the successor to a collective trust fund. The quoted performance data includes performance of the collective trust fund for periods before the Fund's registration statement became effective on August 30, 1996, as adjusted to reflect the Fund's anticipated expenses. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

 Semi-Annual Report--Commentary

[-]
Marshall International Stock Fund

The Marshall International Stock Fund (the "Fund") invests primarily in a diversified portfolio of common stocks of companies of any size outside the United States.+ The Fund uses a value-oriented approach and invests in companies selling at a discount to their long-term earning potential.

During the six months ended February 28, 1999, the Fund* underperformed the Morgan Stanley Capital International Europe, Australia and Far East Index (EAFE Index),** 9.74% versus 14.00%. In addition to the Fund's value style being out of favor, negative contributors to the Fund included exposure to depressed cyclical stocks and currency fluctuations in Latin America, specifically Brazil which devalued its currency in January 1999.

A challenge to overseas investors

The last six months have continued to challenge international value investors. The volatility of developing markets continued to send investors to the safety of large liquid expensive stocks. Financial markets worldwide reacted to Russia's economic crisis by posting dismal third quarter results with Asia down 29% followed by Latin America down 40% and Europe finishing up 9%. However, by the fourth quarter, global markets started to stabilize and recover.

As of February 28, 1999, the Fund's largest regional exposures were to Europe (59%), Asia (17%) and Latin America (6%). Over the last six months we have been trimming our European holdings and reallocating those funds, on a selective basis, to Asia and Latin America. Since August 1998, the Fund's weightings have decreased in Europe (60% to 59%), increased in Asia (12% to 17%) and increased in Latin America (5% to 6%).

A comeback in Asia

In Asia, a number of countries, notably Korea and Thailand both early victims of the Asian currency crisis, have made serious efforts to reform their banking systems. On the back of these reforms their markets registered impressive gains over the last six months. The Fund benefited from weightings in Korea and Thailand and with an overall Asian exposure of 17% for the period ending February 28, 1999.

Japan has been slowly introducing reforms to its devastated financial system. We believe these structural changes will lead Japan out of its economic malaise. Accordingly, we have been selectively uncovering Japanese bargains, increasing the Fund's weighting over the last six months from 2% to 5%.

Strong performers throughout Europe

The European financial and telecommunications sectors continued to contribute positively to the Fund. Our holdings in Telecom Italia SPA, an Italian telecommunications company, and Argentaria, a Spanish bank, contributed significantly to the portfolio.

Europe remained a strong performing market where we will continue to trim into strength, as stocks become fully valued and take advantage of opportunities as the market reacts to emerging market volatility.

Sincerely,

/s/ Gary R. Clemons
Gary R. Clemons

Manager, Marshall International Stock Fund

                      "Graphic representation "1F" omitted.  See Appendix."

[_] Marshall International Stock Fund

                    "Graphic representation "2F" omitted.  See Appendix."
              "Graphic representation "3F" omitted. See Appendix."

 This graph illustrates the hypothetical investment of $10,000 in the Fund from its

inception on September 1, 1994 to February 28, 1999, compared to the EAFE Index and the LIFI.**

--------------------------------------------------------------------

  +Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

  *Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 **The EAFE Index and the LIFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The EAFE Index is a market capitalization-weighted foreign securities index, which is widely used to measure the performance of European, Australian and New Zealand, and Far East stock markets. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE Index and LIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 Semi-Annual Report--Commentary

[-]
Marshall Short-Term Income Fund

The Marshall Short-Term Income Fund (the "Fund") invests in short- to intermediate-term investment grade bonds and notes, including corporate, asset-backed, mortgage-backed and United States government securities. The adviser changes the Fund's weightings in these sectors as it deems appropriate and uses macro- economic credit and market analysis to select portfolio securities. The Fund will maintain an average dollar-weighted maturity of six months to three years.

Fund performance

For the six months ended February 28, 1999, the Fund provided a total return of 1.31%*, compared to a return of 1.80% for the Lipper Short-Term Investment Grade Bond Fund Index.**

Bonds performed poorly during the reporting period as interest rates rose. The Federal Reserve Board, having declared victory over domestic inflation, turned its healing hand toward the global liquidity crisis and lowered interest rates three times (a total of 0.75 percent). The rate cuts had the desired effects on global liquidity but fueled an already red-hot domestic economy.

                   "Graphic representation "1G" omitted.  See Appendix."

Investors flock to risk assets

The United States economy grew at a 6.10% pace during the fourth quarter. With the global financial markets calming and the realization that the United States was an oasis of prosperity, investors sold Treasuries and bought risk assets (stocks and corporate bonds).

The subsequent unwinding of a massive flight to quality sent Treasury yields higher and prices tumbling. As the reporting period drew to a close, Treasury yields were about 0.50% higher, corporate bonds recouped about half of their losses, and stocks were hitting new highs.

Poised for the future

The Fund continued to emphasize yield through investments in high quality corporate, mortgage, and asset backed securities. The Fund's yield maximizing strategy generally favors these types of securities relative to Treasuries. And while this strategy held performance down during the reporting period, as these securities lagged, we believe that the long term benefits of maximizing yield potential should bear fruit.

Sincerely,

/s/ Mark D. Pittman
Mark D. Pittman

Manager, Marshall Short-Term Income Fund

                             [PHOTO APPEARS HERE]

 [_] Marshall Short-Term Income Fund

                  "Graphic representation "2G" omitted.  See Appendix."
              "Graphic representation `3G" omitted. See Appendix."

 The graph illustrates the hypothetical investment of $10,000 in the Fund from its

   inception on November 1, 1992 to February 28, 1999, compared to LSTIBI and
                                    DMFA.**

--------------------------------------------------------------------------------

  *Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 **The LSTIBI and DMFA are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. IBC/Donoghue's Money Fund Report(TM) publishes annualized yields of hundreds of money market funds on a weekly basis and through its Money Market Insight publication reports monthly and year-to-date investment results for the same money funds. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LSTIBI and DMFA have been adjusted to reflect reinvestment of dividends on securities in the indices.

  +Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

 Semi-Annual Report--Commentary

[-]
Marshall Intermediate Bond Fund

The Marshall Intermediate Bond Fund (the "Fund") invests in intermediate-term investment grade bonds and notes, including corporate, asset-backed, mortgage-backed and United States government securities. The adviser's strategy to achieve total return is to adjust the Fund's weightings in these sectors as it deems appropriate and uses macroeconomic, credit and market analysis to select portfolio securities. The Fund will maintain an average dollar-weighted maturity of three to 10 years.

Fund performance

For the six months ended February 28, 1999, the Fund provided a total return of 0.69%*, compared to a return of 1.54% for the Lipper Intermediate Investment Grade Bond Funds Index** and 1.86% for the Lehman Brothers Intermediate

Government/Corporate Bond Index.**

A bond market in turmoil

Global instability gave rise to a tumultuous bond market. In September 1998, Treasury prices soared and corporate bond prices tumbled as investors scrambled for safety and liquidity. The Federal Reserve Board, having declared victory over domestic inflation, turned its healing hand toward the global liquidity crisis and lowered interest rates three times (a total of 0.75 percent). The rate cuts had the desired effects on global liquidity but were also fuel for an already red-hot domestic economy.

                     "Graphic representation "1H" omitted.  See Appendix."

The United States economy grew at a 6.10% pace during the fourth quarter. With the global financial markets calming and the realization that the United States actually was an oasis of prosperity, investors sold Treasuries and bought risk assets (stocks and corporate bonds).

The subsequent unwinding of the massive flight to quality sent Treasury yields higher and prices tumbling. As the reporting period drew to a close, Treasury yields were about 0.50% higher, corporate bonds recouped about half of their losses, and stocks were hitting new highs.

Short-term bond performance lags

In general, bonds performed poorly. Corporate, mortgage and asset backed bonds were especially laggards. As a result, our yield maximizing strategy, while bearing fruit longer-term, held us back during this period.

We believe high quality corporate bonds, mortgage securities, and asset-backed securities offer tremendous value and we continue to favor them relative to Treasuries. With interest rates near historic lows, we believe that yields will again dominate bond returns and yield maximizing strategies should prove successful.

Sincerely,

/s/ Mark D. Pittman
Mark D. Pittman

Manager, Marshall Intermediate Bond Fund

                             [PHOTO APPEARS HERE]

[_] Marshall Intermediate Bond Fund

                 "Graphic representation "2H" omitted.  See Appendix."
              "Graphic representation "3H" omitted. See Appendix."

 This graph illustrates the hypothetical investment of $10,000 in the Fund from its

 inception on November 23, 1992 to February 28, 1999, compared to the LGCI and the LIBF.**

--------------------------------------------------------------------------------

  *Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 **The LGCI and the LIBF are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. LGCI is an index comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LGCI and the LIBF have been adjusted to reflect reinvestment of dividends on securities in the indices.

  +Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

 Semi-Annual Report--Commentary

[-]
Marshall Government Income Fund

The Marshall Government Income Fund (the "Fund") invests in securities issued by the United States government and its agencies and instrumentalities, particularly mortgage-related securities. The adviser considers macroeconomic conditions and uses credit and market analysis in developing the overall portfolio strategy. Current and historical interest rate relationships are used to evaluate market sectors and individual securities. The Fund will generally maintain an average dollar-weighted maturity of four to 12 years.

Fund performance

For the six months ended February 28, 1999, the Fund provided a total return of 1.00%*, compared to a return of 1.42% by the Lipper U.S. Mortgage Funds Index (LUSMI)** and 2.33% provided by the Lehman Brothers Mortgage-Backed Securities Index (LMI).**

Volatility and a flight to quality

During the last six months the financial markets experienced a considerable amount of volatility. The Federal Reserve Board (the "Fed"), concerned that the economy in Japan and problems throughout many of the emerging market countries would push the United States economy into recession, lowered the federal funds rate three separate times for a total decline of 0.75%. Many investors became risk averse and re-allocated their investments emphasizing the safety of U.S.

Treasury securities.

                    "Graphic representation "1I" omitted.  See Appendix."

During this "flight to quality" the yield on the 30-year treasury bond fell to the lowest level over the past three decades. After interest rates reached these low levels, we took a more defensive posture and reduced the Fund's sensitivity to an increase in interest rates.

Lower rates stimulate mortgage prepayments

The low level of interest rates was the stimulus for a record level of prepayments of residential mortgages. This high level of prepayments combined with the risk averse attitude of many investors led mortgage-backed securities (along with most other sectors) to underperform treasuries. This trend finally reversed course in November 1998 when rates began to rise and investors became less risk averse.

The economy continued to deliver positive growth at the same time that inflation remained low. We expect the Fed will keep short-term rates steady with a small bias to increase rates. We plan to continue to increase the allocation to residential mortgage-backed securities and by doing so increase the yield potential of the Fund. As always, we will emphasize high credit quality and liquidity while attempting to maximize the total return of the Fund.

Sincerely,

/s/ Joseph M. Cullen, CFA
Joseph M. Cullen, CFA

Manager, Marshall Government Income Fund

                             [PHOTO APPEARS HERE]

[_] Marshall Government Income Fund

                 "Graphic representation "2I" omitted.  See Appendix."
              "Graphic representation "3I" omitted. See Appendix."

 This graph illustrates the hypothetical investment of $10,000 in the Fund from its

  inception on December 13, 1992 to February 28, 1999, compared to the LMI and the LUSMI.**

--------------------------------------------------------------------------------

  *Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 **The LMI and LUSMI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. LMI is an index comprised of fixed rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and Federal National Mortgage Association
   (FNMA). Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LMI and LUSMI have been adjusted to reflect reinvestment of dividends on securities in the indices.

  +Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

 Semi-Annual Report--Commentary

[-]
Marshall Intermediate Tax-Free Fund

The Marshall Intermediate Tax-Free Fund (the "Fund") invests in investment-grade municipal securities, which includes tax-free debt obligations of states, territories and possessions of the United States and political subdivisions and financing authorities of these entities. The Fund's assets are invested primarily in municipal securities providing income that is exempt from federal income tax (including the federal alternative minimum tax). The adviser selects Fund investments after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation and municipal bond supply factors. The Fund will maintain an average dollar-weighted portfolio maturity of three to 10 years.

The primary goal of the Fund is to generate income exempt from federal income tax.+ For the past six months, shareholders have reached this goal. Remarkably, municipal interest rates are little changed when measured over the past six months--however, the ride was not entirely smooth.

Fund performance

For the six-month period ended February 28, 1999, the Fund provided a total return of 2.32%*, comparing favorably to the market as represented by the Lipper Intermediate Municipal Funds Index (LIMI)** return of 2.25%. For the past 12 months, the Fund generated a return of 5.32%*, versus a return of 5.29% for the LIMI. The Lehman Brothers 7-Year General Obligations Index (L7GO)** reported a six-month return of 2.72% and a 12 month return of 5.72%.

Municipal bonds: attractive over the long-term

The municipal bond market has exhibited defensive characteristics over the past year. Whenever the stock market traded lower for a period of time, municipal bonds tended to rally. As important, when most other interest rates rose periodically, municipal bond yields adjusted slower. Thus, we were able to maintain a longer duration stance in the Fund without subjecting shareholders to wild swings in net asset value. As the municipal market has recently outperformed most other bond sectors, municipal yields may no longer be as attractive compared to taxable bonds as they were just a couple of months ago, but municipals remain valuable based on a longer view.

                  "Graphic representation "1J" omitted.  See Appendix."

+Income may be subject to state and local taxes.

An ample supply of new bond issues

From a fiscal perspective, municipal issuers have rarely been healthier. Continued economic prosperity leads to higher levels of tax revenue collection, and credit rating agencies have noticed. For the last three years, the number of credit rating upgrades has far exceeded the number of downgrades.

For many municipal issuers, the prolonged expansion allows for a cushion to be built in order to withstand the next economic slowdown. However, the strong economy can also mask the underlying problems of some issuers. We continue to believe municipal investors are not rewarded with enough extra yield to invest in lower rated investment grade securities. For this reason, the Fund expects to maintain an average quality rating of AA or higher.

Inflation keeps the bond market in check

The Fund will continue to be positioned with an average maturity approximating eight years, as the municipal yield curve remains quite steep from one year to 15 years. Venturing into longer maturities may add yield to the portfolio, but will only remain a viable strategy until the bond market senses that inflation will rise faster than current measures indicate. For now, inflationary trends favor a well-behaved bond market.

For shareholders willing to ride the inevitable ups and downs of the overall bond market, we expect municipal bonds to act favorably.

Sincerely,

/s/ John D. Boritzke
John D. Boritzke

Manager, Marshall Intermediate Tax-Free Fund

                             [PHOTO APPEARS HERE]

[_] Marshall Intermediate Tax-Free Fund

                "Graphic representation "2J" omitted.  See Appendix."
              "Graphic representation "3J" omitted. See Appendix."

 This graph illustrates the hypothetical investment of $10,000 in the Fund from its

  inception on February 2, 1994 to February 28, 1999, compared to the LIMI and
                                    L7GO.**

--------------------------------------------------------------------------------

  *Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 **The LIMI and L7GO are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. L7GO is an index comprised of general obligation bonds rated A or better with maturities between six and eight years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LIMI and L7GO have been adjusted to reflect reinvestment of dividends on securities in the indices.

 ++Duration is a commonly used measure of the potential volatility of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

 Semi-Annual Report--Commentary

[-]
Marshall Money Market Fund

The Marshall Money Market Fund (the "Fund") invests in high quality, short-term money market instruments.* The adviser uses a "bottom-up" approach, meaning that the fund manager looks primarily at individual companies against the context of broader market factors.

Fund performance

For the six months ended February 28, 1999, the Fund's Class Y Shares (formerly, Class A Shares) provided a total return of 2.52%** compared to a total return of 2.31% for the IBC Donogue's Taxable Money Fund Average,*** and 2.37% for the Lipper Money Market Funds Index.*** As of February 28, 1999, the 7-day net yield for the Fund's Class Y Shares was 4.71%.** For the past 12 months, the Fund returned 5.32% versus 4.93% for the IBC Donogue's Taxable Money Fund Average, and 5.00% for the Lipper Money Market Funds Index.

Federal Reserve Board continues to set the course

As it is right now, economic reports show a picture of the domestic economy growing at a very robust pace--a pace that has been fueled by an easing of the monetary policy last fall to manage emerging market debt problems and a potential credit crunch. However, as inflation remains in check and the economy continues to grow, there are concerns that the Federal Reserve Board (the "Fed") may begin to tighten their monetary policy. As has been the case for some time now, Fed policy will continue to dictate the direction of the Fund.

                   "Graphic representation "K" omitted.  See Appendix."

Maintaining our successful strategy

We continue to limit the Fund's exposure to commercial paper, which is expensive relative to other investment alternatives. The Fund's exposure to repurchase agreements also remains somewhat lower than that of other money market funds. Instead, the Fund has maintained an over-weighted position in floating rate securities which has led to enhanced shareholder return over the past two years.

The Fund remains poised for any action the Fed may take. Over the next several months, market volatility should continue to be fueled by strong economic growth with low inflation, international issues and worries about how long the economy can grow at this pace without increasing inflation.

Sincerely,

/s/ Richard M. Rokus
Richard M. Rokus

Manager, Marshall Money Market Fund

                             [PHOTO APPEARS HERE]

  *An investment in money market funds is neither insured nor guaranteed bvy the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

 **Performance quoted represents past performance and is not indicative of future results. Yields will vary. Yields quoted for money market funds most closely reflect the Fund's current earnings.

***IBC/Donoghue's Money Fund Report(TM) publishes annualized yields of hundreds of money market funds on a weekly basis and through its Money Market Insight publication reports monthly and year-to-date investment results for the same money funds. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

  +The 7-day net annualized yield is based on the average net income per share for the 7 days ended on the date of calculation and the offering price on that date. The 7-day effective yield is based on the 7-day net yield and is then compounded and annualized.

                                                   February 28, 1999 (unaudited)
                                                      Portfolio of Investments

--------------------------------------------------------------------------------
 Equity Income Fund


 ----------------------------------------------------------

  Shares               Description                    Value

 ----------------------------------------------------------
          Common Stocks -- 96.1%
          CapitalGoods -- 5.4%
          Aerospace & Defense

   65,000 (1)Allied-Signal, Inc.                 $2,689,375
   57,000 Boeing Co.                              2,027,062
   60,000 Lockheed Martin Corp.                   2,261,250
   20,500 Northrop Grumman Corp.                  1,277,406
   45,000 (1)Raytheon Co., Class B                2,404,687
   67,000 (1)Textron, Inc.                        5,226,000
                                                 ----------
          Total                                  15,885,780

                                                 ----------
          Diversified Manufacturing

   22,000 Minnesota Mining & Manufacturing Co.    1,629,375

                                                 ----------
          Electrical Equipment

   50,000 Emerson Electric Co.                    2,871,875
                                                 ----------
          Machinery & Machine Tools

   30,000 Cooper Industries, Inc.                 1,312,500
                                                 ----------
          Other Capital Goods

   50,000 Honeywell, Inc.                         3,496,875
   84,800 Tenneco, Inc.                           2,538,700
                                                 ----------
          Total                                   6,035,575

                                                 ----------
          Total Capital Goods                    27,735,105

                                                 ----------
          Consumer Durables -- 6.0%
          Automotive & Related

   72,000 Dana Corp.                              2,718,000
  121,000 Ford Motor Co.                          7,176,813
  127,500 General Motors Corp.                   10,526,719
   80,000 Genuine Parts Co.                       2,395,000
   27,700 Johnson Controls, Inc.                  1,703,550
                                                 ----------
          Total                                  24,520,082

                                                 ----------
          Household Product/Wares

   58,400 Fortune Brands, Inc.                    1,759,300
   97,000 Masco Corp.                             2,546,250
                                                 ----------
          Total                                   4,305,550

                                                 ----------
          Manufacturing

   50,000 Whirlpool Corp.                         2,175,000
                                                 ----------
          Total Consumer Durables                31,000,632

                                                 ----------
          Consumer Non-Durables -- 19.0%
          Beverages & Foods

   45,000 (1)BestFoods                            2,112,187
   52,000 Campbell Soup Co.                       2,089,750
  102,000 (1)ConAgra, Inc.                        3,072,750
   45,000 Heinz (H.J.) Co.                        2,449,687
  105,000 International Multifoods Corp.          2,270,625
  101,000 (1)PepsiCo, Inc.                        3,800,125
   35,000 Quaker Oats Co.                         1,911,875
  125,000 (1)Sara Lee Corp.                       3,398,437
   10,100 Unilever N.V., ADR                        731,619
                                                 ----------
          Total                                  21,837,055

                                                 ----------
          Clothing & Textiles

   60,000 Kellwood Co.                            1,533,750
                                                 ----------
          Health Care

  182,100 American Home Products Corp.           10,834,950
   28,100 Bausch & Lomb, Inc.                     1,694,781
  141,500 Baxter International, Inc.              9,958,063
   70,800 (1)Bristol-Myers Squibb Co.             8,916,375


 -------------------------------------------------------------
  Shares                Description                      Value

 -------------------------------------------------------------
          Common Stocks (continued)
          Consumer Non-Durables (continued)

          Health Care (continued)

  121,200 (1)Merck & Co., Inc.                      $9,908,100
                                                    ----------
          Total                                     41,312,269

                                                    ----------
          Photography

   85,000 Eastman Kodak Co.                          5,625,938
                                                    ----------
          Retail

   23,800 May Department Stores Co.                  1,410,150
   31,600 (1)Penney (J.C.) Co., Inc.                 1,141,550
   34,000 (1)Sears, Roebuck & Co.                    1,381,250
                                                    ----------
          Total                                      3,932,950

                                                    ----------
          Services

  180,000 Browning-Ferris Industries, Inc.           5,670,000
                                                    ----------
          Tobacco

  300,000 Philip Morris Cos., Inc.                  11,737,500
  212,000 UST, Inc.                                  6,267,250
                                                    ----------
          Total                                     18,004,750

                                                    ----------
          Total Consumer Non-Durables               97,916,712

                                                    ----------
          Energy -- 14.8%
          Domestic & International Oil

  201,000 Atlantic Richfield Co.                    10,979,625
  124,526 (1)BP Amoco PLC, ADR                      10,584,710
   68,000 Chevron Corp.                              5,227,500
  229,300 (1)Exxon Corp.                            15,262,781
   85,200 Mobil Corp.                                7,087,575
  219,600 (1)Royal Dutch Petroleum Co., ADR          9,634,950
   80,000 Sunoco, Inc.                               2,435,000
  152,200 (1)Texaco, Inc.                            7,086,813
  307,500 USX-Marathon Group                         6,361,406
  100,000 Valero Energy Corp.                        1,756,250
                                                    ----------
          Total Energy                              76,416,610

                                                    ----------
          Financial -- 23.4%
          Banks

  128,500 (1)Bank One Corp.                          6,906,875
   96,300 (1)Bank of New York Co., Inc.              3,364,481
  185,283 (1)BankAmerica Corp.                      12,101,296
   50,000 BankBoston Corp.                           2,021,875
  138,000 (1)Chase Manhattan Corp.                  10,988,250
   52,000 First American Corp.                       2,109,250
  103,000 (1)First Union Corp.                       5,491,188
  120,400 Fleet Financial Group, Inc.                5,169,674
   92,000 (1)KeyCorp                                 2,967,000
   38,000 (1)Mellon Bank Corp.                       2,569,750
   85,000 Mercantile Bancorporation, Inc.            3,878,125
  129,000 (1)Washington Mutual, Inc.                 5,160,000
  230,000 (1)Wells Fargo Co.                         8,452,500
                                                    ----------
          Total                                     71,180,264

                                                    ----------
          Financial Services

   82,000 Federal National Mortgage Association      5,740,000

                                                    ----------
          Insurance

  100,000 Allstate Corp.                             3,750,000
   71,100 CIGNA Corp.                                5,581,350
  100,800 Hartford Financial Services Group, Inc.    5,449,500
   30,000 (1)Lincoln National Corp.                  2,840,625
   33,000 (1)Marsh & McLennan Cos., Inc.             2,336,813


(See Notes to Portfolios of Investments)

 [_] Marshall Funds

--------------------------------------------------------------------------------
 Equity Income Fund (continued)


 ----------------------------------------------------------------
  Shares                 Description                        Value

 ----------------------------------------------------------------
          Common Stocks (continued)

          Financial (continued)
          Insurance (continued)

  111,200 SAFECO Corp.                                 $4,468,850
                                                      -----------
          Total                                        24,427,138

                                                      -----------
          Other Financial

   70,000 (1)Equity Office Properties Trust             1,802,500
   68,000 Equity Residential Properties Trust           2,788,000
  134,500 (1)Glenborough Realty Trust, Inc.             2,429,406
   94,700 HRPT Properties Trust                         1,296,206
  117,300 Prentiss Properties Trust                     2,346,000
  155,400 (1)Public Storage, Inc.                       3,962,700
  111,600 Simon Property Group, Inc.                    2,838,825
   59,000 Storage Trust Realty                          1,268,500
                                                      -----------
          Total                                        18,732,137

                                                      -----------
          Total Financial                             120,079,539

                                                      -----------
          Raw Materials/Intermediate Goods -- 7.3%
          Chemicals

   51,000 Air Products & Chemicals, Inc.                1,638,375
  100,000 Du Pont (E.I.) de Nemours & Co.               5,131,250
   42,000 Eastman Chemical Co.                          1,981,875
   61,300 (1)Goodrich (B.F.) Co.                        2,091,863
   68,500 (1)Imperial Chemical Industries, PLC, ADR     2,406,063
                                                      -----------
          Total                                        13,249,426

                                                      -----------
          Metals

  100,000 (1)AK Steel Holding Corp.                     2,181,250
  116,000 Alcoa, Inc.                                   4,698,000
  106,000 Allegheny Teledyne, Inc.                      2,186,250
   90,000 USX-U.S. Steel Group, Inc.                    2,278,125
                                                      -----------
          Total                                        11,343,625

                                                      -----------
          Papers

   60,000 Bowater, Inc.                                 2,527,500
   52,200 Consolidated Papers, Inc.                     1,161,450
  110,000 Kimberly-Clark Corp.                          5,197,500
  134,000 Mead Corp.                                    4,078,625
                                                      -----------
          Total                                        12,965,075

                                                      -----------
          Total Raw Materials/

           Intermediate Goods                          37,558,126

                                                      -----------
          Utilities -- 20.2%
          Electric

   70,000 CMS Energy Corp.                              2,896,250
   96,000 (1)Cinergy Corp.                              2,802,000
   64,600 (1)Duke Energy Corp.                          3,674,125
  264,000 Edison International                          6,732,000
   89,000 FPL Group, Inc.                               4,577,938
   98,600 NIPSCO Industries, Inc.                       2,557,438
  105,000 Northern States Power Co.                     2,710,312
  164,300 Pinnacle West Capital Corp.                   5,935,338
  104,000 (1)Southern Co.                               2,606,500
  102,700 Texas Utilities Co.                           4,358,331
                                                      -----------
          Total                                        38,850,232

                                                      -----------
          Gas Distribution

  118,200 (1)Enron Corp.                                7,683,000
   67,800 WICOR, Inc.                                   1,432,275
   77,000 Williams Cos., Inc. (The)                     2,849,000
                                                      -----------
          Total                                        11,964,275

                                                      -----------


 ------------------------------------------------------------------------------
  Shares or
  Principal

  Amount                          Description                             Value

 ------------------------------------------------------------------------------
              Common Stocks (continued)

              Utilities (continued)
              Telecommunications

      175,000 (1)AT&T Corp.                                         $14,371,875
       48,000 Alltel Corp.                                            2,874,000
       95,000 (1)Bell Atlantic Corp.                                  5,456,562
      162,000 GTE Corp.                                              10,509,750
      230,560 SBC Communications, Inc.                               12,190,860
       50,800 (1)Sprint Corp.                                         4,359,275
       66,000 U.S. West, Inc.                                         3,518,625
                                                                   ------------
              Total                                                  53,280,947

                                                                   ------------
              Total Utilities                                       104,095,454

                                                                   ------------
              Total Common Stocks (identified cost $401,167,500)    494,802,178

                                                                   ------------
              (3)Repurchase Agreement -- 3.7%
  $19,227,840 Lehman Brothers, Inc., 4.78%, dated 2/26/1999, due

               3/1/1999 (at amortized cost)                          19,227,840

                                                                   ------------
              Total Investments (identified cost $420,395,340)     $514,030,018

                                                                   ============
-------------------------------------------------------------------------------

 Large-Cap Growth & Income Fund


 -----------------------------------------------------------
  Shares               Description                     Value

 -----------------------------------------------------------
          Common Stocks -- 91.9%
          Basic Industries -- 4.6%
          Chemicals

   91,600 Air Products & Chemicals, Inc.          $2,942,650
   65,000 Du Pont (E.I.) de Nemours & Co.          3,335,312

                                                  ----------
          Total                                    6,277,962

                                                  ----------
          Industrial Services

   82,287 (1)(4)Waste Management, Inc.             4,021,786
                                                  ----------
          Paper

  136,800 (1)Kimberly-Clark Corp.                  6,463,800
                                                  ----------
          Total Basic Industries                  16,763,548

                                                  ----------
          Capital Goods -- 15.6%
          Aerospace & Related

   92,300 Boeing Co.                               3,282,419
                                                  ----------
          Computer Services

   79,900 (1)Compaq Computer Corp.                 2,816,475
   41,600 International Business Machines Corp.    7,072,000

  275,000 (1)(4)Maxtor Corp.                       2,268,750
   78,500 (4)Microsoft Corp.                      11,784,813
   79,900 (4)Sun Microsystems, Inc.                7,775,269
                                                  ----------
          Total                                   31,717,307

                                                  ----------
          Electrical Equipment

  119,600 General Electric Co.                    11,997,375
                                                  ----------
          Electronics

   98,300 (4)Applied Materials, Inc.               5,467,937
   38,700 Intel Corp.                              4,641,581
                                                  ----------
          Total                                   10,109,518

                                                  ----------
          Total Capital Goods                     57,106,619

                                                  ----------

(See Notes to Portfolios of Investments)

                                                   February 28, 1999 (unaudited)
                                                      Portfolio of Investments

--------------------------------------------------------------------------------
 Large-Cap Growth & Income Fund (continued)


 --------------------------------------------------------------
  Shares                Description                       Value

 --------------------------------------------------------------
          Common Stocks (continued)

          Consumer Durables -- 3.3%
          Automotive

   75,000 General Motors Corp.                       $6,192,187
                                                    -----------
          Building & Forest Products

   82,600 Georgia-Pacific Corp.                       6,050,450
                                                    -----------
          Total Consumer Durables                    12,242,637

                                                    -----------
          Consumer Non-Durables -- 35.2%
          Beverages & Foods

   95,000 (1)Coca-Cola Co.                            6,074,062
  139,000 (1)PepsiCo, Inc.                            5,229,875
  105,100 Quaker Oats Co.                             5,741,088
  199,800 Whitman Corp.                               3,796,200
                                                    -----------
          Total                                      20,841,225

                                                    -----------
          Broadcasting
  140,000 Infinity Broadcasting Corp.,

           Class A                                    3,325,000

                                                    -----------
          Consumer Cyclical

  100,800 (1)Nike, Inc., Class B                      5,405,400
                                                    -----------
          Drugs

   98,300 American Home Products Corp.                5,848,850
   93,000 (1)Merck & Co., Inc.                        7,602,750
   51,100 (1)SmithKline Beecham Corp., ADR            3,634,488
                                                    -----------
          Total                                      17,086,088

                                                    -----------
          Entertainment

  136,500 (1)Disney (Walt) Co.                        4,803,094
                                                    -----------
          Health Care

  160,200 Abbott Laboratories                         7,439,287
  199,800 Columbia/HCA Healthcare Corp.               3,571,425
   95,800 Schering Plough Corp.                       5,358,813
                                                    -----------
          Total                                      16,369,525

                                                    -----------
          Media

   95,900 Gannett Co., Inc.                           6,089,650
  179,400 New York Times Co., Class A                 5,561,400
  108,400 (1)Time Warner, Inc.                        6,991,800
                                                    -----------
          Total                                      18,642,850

                                                    -----------
          Medical Supplies

  125,000 Boston Scientific Corp.                     3,312,500
   74,900 (1)Johnson & Johnson                        6,394,587
                                                    -----------
          Total                                       9,707,087

                                                    -----------
          Retail

  124,300 (1)(4)Federated Department Stores, Inc.     4,731,169
   59,500 Kohl's Corp.                                4,105,500

  125,000 Saks, Inc.                                  4,492,188
  115,400 (1)(4)Safeway, Inc.                         6,664,350
  271,600 Walgreen Co.                                8,691,200
                                                    -----------
          Total                                      28,684,407

                                                    -----------
          Tobacco

   96,700 Philip Morris Co., Inc.                     3,783,388
                                                    -----------
          Total Consumer Non-Durables               128,648,064

                                                    -----------
          Energy -- 5.5%
          International Oil & Gas

  117,500 (1)Exxon Corp.                              7,821,094
  122,900 Occidental Petroleum Corp.                  1,851,181


 -----------------------------------------------------------------------------
  Shares or
  Principal

  Amount                         Description                             Value

 -----------------------------------------------------------------------------
             Common Stocks (continued)

             Energy (continued)
             International Oil & Gas (continued)

     120,300 (1)Royal Dutch Petroleum Co., ADR                      $5,278,163
      50,000 (1)Schlumberger Ltd.                                    2,428,125
      58,300 Texaco, Inc.                                            2,714,594
                                                                  ------------
             Total Energy                                           20,093,157

                                                                  ------------
             Financial -- 15.6%
             Banks

     170,400 (1)Bank of New York Co., Inc.                           5,953,350
      84,756 (1)BankAmerica Corp.                                    5,535,626
      87,200 (1)Chase Manhattan Corp.                                6,943,300
      74,900 (1)Mellon Bank Corp.                                    5,065,112
      90,000 (1)Washington Mutual, Inc.                              3,600,000
                                                                  ------------
             Total                                                  27,097,388

                                                                  ------------
             Insurance

      76,125 American International Group, Inc.                      8,673,492
     116,000 (1)Provident Co., Inc.                                  3,799,000
                                                                  ------------
             Total                                                  12,472,492

                                                                  ------------
             Other Financial

      48,800 American Express Co.                                    5,294,800
      80,000 Citigroup, Inc.                                         4,700,000
      80,000 Federal Home Loan Mortgage Corp.                        4,710,000
      85,000 MGIC Investment Corp.                                   2,895,312
                                                                  ------------
             Total                                                  17,600,112

                                                                  ------------
             Total Financial                                        57,169,992

                                                                  ------------
             Utilities -- 12.1%
             Electric

      64,000 (1)Duke Energy Corp.                                    3,640,000
                                                                  ------------
             Telecommunications

      73,700 (1)AT&T Corp.                                           6,052,612
      92,900 Ameritech Corp.                                         6,073,337
      85,800 GTE Corp.                                               5,566,275
     109,900 (1)MCI Worldcom, Inc.                                   9,066,750
     111,800 Motorola, Inc.                                          7,853,950
     111,700 SBC Communications, Inc.                                5,906,138
                                                                  ------------
             Total                                                  40,519,062

                                                                  ------------
             Total Utilities                                        44,159,062

                                                                  ------------
             Total Common Stocks (identified cost $204,308,754)    336,183,079

                                                                  ------------
             (5)U.S. Treasury Bill  -- 0.3%
  $1,255,000 United States Treasury Bill, 7/8/1999 (identified

              cost $1,235,460)                                       1,235,158
                                                                  ------------
             Total Investments in Securities (identified cost
              $205,544,214)                                        337,418,237

                                                                  ------------
             (3)Repurchase Agreement -- 8.5%
  30,928,055 Lehman Brothers, Inc., 4.78%, dated 2/26/1999, due

              3/1/1999 (at amortized cost)                          30,928,055

                                                                  ------------
             Total Investments (identified cost $236,472,269)     $368,346,292

                                                                  ============

(See Notes to Portfolios of Investments)

 [_] Marshall Funds

--------------------------------------------------------------------------------
 Mid-Cap Value Fund


 -------------------------------------------------------------
  Shares                Description                      Value

 -------------------------------------------------------------
          Common Stocks -- 95.6%
          Capital Goods -- 9.5%
          Aerospace & Defense

   10,000 Northrop Corp.                              $623,125
                                                    ----------
          Computers

  227,500 (4)Silicon Graphics, Inc.                  3,625,781
                                                    ----------
          Electronics

   75,000 AVX Corp.                                  1,026,562
   60,000 (1)(4)Arrow Electronics, Inc.                851,250
                                                    ----------
          Total                                      1,877,812

                                                    ----------
          Other Capital Goods

   52,500 Brady (W.H.) Co.                           1,253,437
   45,000 Flowserve Corp.                              745,312
   60,000 Raychem Corp.                              1,368,750
   65,000 Snap-On Tools Corp.                        1,836,250
   50,700 (1)Steelcase, Inc., Class A                  773,175
                                                    ----------
          Total                                      5,976,924

                                                    ----------
          Total Capital Goods                       12,103,642

                                                    ----------
          Consumer Durables -- 2.4%
          Building & Forest Products

   35,000 Champion International Corp.               1,295,000
                                                    ----------
          Household Product/Wares

   76,000 Jostens, Inc.                              1,781,250
                                                    ----------
          Total Consumer Durables                    3,076,250

                                                    ----------
          Consumer Non-Durables -- 35.1%
          Beverages & Foods

   59,900 Darden Restaurants, Inc.                   1,317,800
   25,000 (1)(4)Del Monte Foods Co.                    342,187
  264,000 Food Lion, Inc., Class B                   2,574,000
  175,000 International Multifoods Corp.             3,784,375
  105,000 (4)Ralcorp Holdings, Inc.                  1,870,313
                                                    ----------
          Total                                      9,888,675

                                                    ----------
          Commercial Services

   31,000 American Greetings Corp., Class A            734,312
                                                    ----------
          Pharmaceuticals & Health Care

  100,000 (4)First Health Group Corp.                1,600,000
   50,000 (4)Healthsouth Corp.                         581,250
   80,000 Mallinckrodt, Inc.                         2,475,000
  281,700 (4)Perrigo Co.                             2,359,238
  131,500 (4)Quorum Health Group, Inc.               1,216,375
  104,700 (1)(4)Tenet Healthcare Corp.               2,061,281
                                                    ----------
          Total                                     10,293,144

                                                    ----------
          Retail

   40,000 (1)(4)Federated Department Stores, Inc.    1,522,500
   35,100 (4)Lands' End, Inc.                        1,063,969
   40,000 (4)Payless Shoe Source, Inc.               2,195,000

  100,000 (1)Pier 1 Imports, Inc.                      862,500
                                                    ----------
          Total                                      5,643,969

                                                    ----------
          Services

   72,000 (4)Bell & Howell Group, Inc.               2,385,000
   65,000 Deluxe Corp.                               2,201,875
   65,000 (1)Dun & Bradstreet Corp.                  2,226,250
   65,000 Ikon Office Solutions, Inc.                  918,125
   99,500 (4)Interim Services, Inc.                  1,890,500
   61,934 (1)(4)TCI Ventures Group, Class A          1,714,799


 ---------------------------------------------------------------
  Shares                 Description                       Value

 ---------------------------------------------------------------
          Common Stocks (continued)
          Consumer Non-Durables (continued)

          Services (continued)

  100,000 Viad Corp.                                  $2,643,750
   30,139 (1)(4)Waste Management, Inc.                 1,473,038
                                                      ----------
          Total                                       15,453,337

                                                      ----------
          Tobacco

   96,000 UST, Inc.                                    2,838,000
                                                      ----------
          Total Consumer Non-Durables                 44,851,437

                                                      ----------
          Energy -- 8.2%
          Oil & Gas Products

   67,000 (4)Cooper Cameron Corp.                      1,549,375
  120,000 Noble Affiliates, Inc.                       2,715,000
  181,000 (1)(4)Rowan Companies, Inc.                  1,561,125
  103,320 USX Corp. -- Marathon Oil                    2,137,433
   89,500 (1)Unocal Corp.                              2,522,781
                                                      ----------
          Total Energy                                10,485,714

                                                      ----------
          Financial -- 14.2%
          Banking

   45,000 Mercantile Bankshares Corp.                  1,639,688
   17,000 Northern Trust Corp.                         1,519,375
                                                      ----------
          Total                                        3,159,063

                                                      ----------
          Insurance

   80,000 Ace, Ltd.                                    2,180,000
   87,600 Everest Re Holdings, Inc.                    2,907,225
  109,500 IPC Holdings Ltd.                            2,299,500
   60,400 Torchmark Corp.                              2,008,300
                                                      ----------
          Total                                        9,395,025

                                                      ----------
          Other Financial

   65,000 (1)CMAC Investment Corp.                     2,685,312
   36,000 MGIC Investment Corp.                        1,226,250
   88,720 (1)Trizec Hahn Corp.                         1,724,494
                                                      ----------
          Total                                        5,636,056

                                                      ----------
          Total Financial                             18,190,144

                                                      ----------
          Raw Materials/Intermediate Goods -- 14.4%
          Chemicals

  225,000 Agrium, Inc.                                 1,800,000
   48,150 (1)Imperial Chemical Industries, PLC, ADR    1,691,269

                                                      ----------
          Total                                        3,491,269

                                                      ----------
          Intermediate Goods

  101,000 Canadian Pacific Ltd.                        1,874,813
   99,327 Hanson PLC, ADR                              4,035,159
                                                      ----------
          Total                                        5,909,972

                                                      ----------
          Other Raw Materials

   30,000 Fuller (H.B.) Co.                            1,271,250
  100,000 Millennium Chemicals, Inc.                   1,806,250
                                                      ----------
          Total                                        3,077,500

                                                      ----------
          Paper & Related Products

   91,000 Consolidated Papers, Inc.                    2,024,750
   76,800 Mead Corp.                                   2,337,600
                                                      ----------
          Total                                        4,362,350

                                                      ----------
          Steel

   60,000 USX-U.S. Steel Group, Inc.                   1,518,750
                                                      ----------
          Total Raw Materials/Intermediate Goods      18,359,841

                                                      ----------

(See Notes to Portfolios of Investments)

                                                   February 28, 1999 (unaudited)
                                                      Portfolio of Investments

--------------------------------------------------------------------------------
 Mid-Cap Value Fund (continued)


 -----------------------------------------------------------------------------
  Shares or
  Principal

  Amount                         Description                             Value

 -----------------------------------------------------------------------------
             Common Stocks (continued)

             Transportation -- 1.9%
             Other Transportation

     120,180 Alexander and Baldwin, Inc.                            $2,373,555
                                                                  ------------
             Utilities -- 9.9%
             Electric

      95,000 NIPSCO Industries, Inc.                                 2,464,063
      75,000 Pinnacle West Capital Corp.                             2,709,375
      59,400 Texas Utilities Co.                                     2,520,788
                                                                  ------------
             Total                                                   7,694,226

                                                                  ------------
             Electric Distribution

      60,000 Telephone and Data System, Inc.                         3,015,000
                                                                  ------------
             Other

     135,000 USEC, Inc.                                              1,915,313
                                                                  ------------
             Total Utilities                                        12,624,539

                                                                  ------------
             Total Common Stocks (identified cost $115,960,367)    122,065,122

                                                                  ------------
             (3)Repurchase Agreement -- 3.7%
  $4,746,016 Lehman Brothers, Inc., 4.78%, dated 2/26/1999, due

              3/1/1999 (at amortized cost)                           4,746,016

                                                                  ------------
             Total Investments (identified cost $120,706,383)     $126,811,138

                                                                  ============
------------------------------------------------------------------------------

 Mid-Cap Growth Fund


 ----------------------------------------------------------------------
  Shares                     Description                          Value

 ----------------------------------------------------------------------
          Common Stocks -- 92.6%
          Capital Goods -- 24.8%
          Computer Services

   50,000 America Online, Inc.                               $4,446,875
   20,000 (1)Excite, Inc.                                     2,050,000
  150,000 (1)FIserv, Inc.                                     7,050,000
  160,000 (4)Transaction Systems Architects, Inc., Class A    6,290,000

                                                             ----------
          Total                                              19,836,875

                                                             ----------
          Computers

   75,000 (4)Lexmark Intl. Group, Class A                     7,739,062
                                                             ----------
          Electrical Equipment

  100,000 (1)Molex, Inc.                                      2,675,000
                                                             ----------
          Semi-Conductor

  100,000 Altera Corp.                                        4,862,500
   60,000 SDL, Inc.                                           3,270,000
   65,000 (1)(4)Uniphase Corp.                                5,728,125
                                                             ----------
          Total                                              13,860,625

                                                             ----------
          Technology

   75,000 Celestica, Inc.                                     2,095,312
   65,000 CSG Systems International, Inc.                     4,631,250


 ---------------------------------------------------------------
  Shares                 Description                       Value

 ---------------------------------------------------------------
          Common Stocks (continued)

          Capital Goods (continued)
          Technology (continued)

   50,000 Gemstar International Group Ltd.            $3,200,000
  180,000 Jabil Circuit, Inc.                          5,872,500
   30,000 Veritas Software Corp.                       2,130,000
                                                      ----------
          Total                                       17,929,062

                                                      ----------
          Total Capital Goods                         62,040,624

                                                      ----------
          Consumer Non-Durables -- 51.6%
          Broadcasting

  100,000 (1)Chancellor Media Corp., Class A           4,375,000
  110,000 (1)(4)Clear Channel Communications, Inc.     6,600,000

   85,000 Cox Radio, Inc., Class A                     3,750,625
  125,000 (4)Heftel Broadcasting Corp., Class A        5,156,250

   50,000 Infinity Broadcasting Corp., Class A         1,187,500
  125,000 (4)Westwood One, Inc.                        3,046,875

                                                      ----------
          Total                                       24,116,250

                                                      ----------
          Business Services

   75,000 (1)Acxiom Corp.                              1,795,312
                                                      ----------
          Commercial Services

   90,000 (4)Republic Services, Inc.                   1,569,375
                                                      ----------
          Drugs

   40,000 Biogen, Inc.                                 3,845,000
  175,000 (4)North American Vaccine, Inc.              1,334,375
                                                      ----------
          Total                                        5,179,375

                                                      ----------
          Health Care

  235,000 (4)Health Management Association, Class A    3,040,312
  200,000 (1)Omnicare, Inc.                            4,787,500
  150,000 (1)(4)Sunrise Assisted Living, Inc.          5,793,750

                                                      ----------
          Total                                       13,621,562

                                                      ----------
          Leisure & Recreation

  100,000 Harley Davidson, Inc.                        5,781,250
  200,000 Royal Caribbean Cruises, Ltd.                6,600,000
  100,000 (1)(4)Speedway Motorsports, Inc.             3,568,750
  225,000 (4)Steiner Leisure Ltd.                      6,637,500
                                                      ----------
          Total                                       22,587,500

                                                      ----------
          Lodging

   70,000 Four Seasons Hotels, Inc.                    2,476,250
                                                      ----------
          Manufacturing

  160,000 MSC Industrial Direct Co.                    2,860,000
  129,500 (4)Novel Denim Holdings Ltd.                 1,732,062
  175,000 (1)(4)Rayovac Corp.                          4,845,312
                                                      ----------
          Total                                        9,437,374

                                                      ----------
          Medical Supplies

  100,000 Biomet, Inc.                                 3,668,750
  110,000 (1)(4)Henry Schein, Inc.                     2,818,750
  100,000 Sybron International Corp.                   2,456,250
                                                      ----------
          Total                                        8,943,750

                                                      ----------
          Retail

  125,000 (4)99 Cents Only Stores                      5,914,063
  200,000 (4)Bed Bath & Beyond, Inc.                   5,887,500
  150,000 (4)Kohl's Corp.                             10,350,000
  100,000 (1)Office Depot, Inc.                        3,568,750
   75,000 Williams-Sonoma, Inc.                        2,564,063
                                                      ----------
          Total                                       28,284,376

                                                      ----------

(See Notes to Portfolios of Investments)

 [_] Marshall Funds

--------------------------------------------------------------------------------
 Mid-Cap Growth Fund (continued)


 -----------------------------------------------------------------------------
  Shares or
  Principal

  Amount                         Description                             Value

 -----------------------------------------------------------------------------
             Common Stocks (continued)

             Consumer Non-Durables (continued)
             Services

     125,000 American Tower Systems Corp.                           $3,351,563
     105,000 Crown Castle International Corp.                        1,785,000
     100,000 (4)ITT Educational Services, Inc.                       3,643,750
     150,000 Stewart Enterprises, Inc., Class A                      2,250,000
                                                                  ------------
             Total                                                  11,030,313

                                                                  ------------
             Total Consumer Non-Durables                           129,041,437

                                                                  ------------
             Financial -- 3.0%

      25,000 First Tennessee National Corp.                            951,563
     100,000 (1)Zions Bancorp                                        6,400,000
                                                                  ------------
             Total                                                   7,351,563

                                                                  ------------
             Telecommunications -- 10.9%

     100,000 ADC Telecommunications, Inc.                            4,050,000
      60,000 Ascend Communications                                   4,616,250
     100,000 L-3 Communications Corp.                                4,287,500
      70,000 (1)(4)NEXTEL Communications, Inc., Class A              2,104,375
      55,000 (1)Qwest Communications International, Inc.             3,379,063
     110,000 (4)Tellabs, Inc.                                        8,806,875
                                                                  ------------
             Total                                                  27,244,063

                                                                  ------------
             Utilities -- 2.3%
             Electric

      50,000 Montana Power Co.                                       3,043,750
                                                                  ------------
             Gas Distribution

      75,000 Williams Cos., Inc. (The)                               2,775,000
                                                                  ------------
             Total                                                   5,818,750

                                                                  ------------
             Total Common Stocks (identified cost $183,109,050)    231,496,437

                                                                  ------------
             (5)U.S. Treasury Bill -- 0.3%

    $700,000 7/8/1999 (identified cost $689,101)                       688,933
                                                                  ------------
             Total Investments in Securities (identified cost
              $183,798,151)                                        232,185,370

                                                                  ------------
             (3)Repurchase Agreement -- 6.1%
  15,195,225 Lehman Brothers, Inc., 4.78%, dated 2/26/1999, due

              3/1/1999 (at amortized cost)                          15,195,225

                                                                  ------------
             Total Investments (identified cost $198,993,376)     $247,380,595

                                                                  ============

--------------------------------------------------------------------------------
 Small-Cap Growth Fund


 ----------------------------------------------------------------------
  Shares                     Description                          Value

 ----------------------------------------------------------------------
          Common Stocks -- 88.5%
          Capital Goods -- 15.3%
          Computer Services

   60,000 (4)Apex PC Solutions, Inc.                         $1,470,000
   15,000 Digital River, Inc.                                   577,500
   12,000 DoubleClick, Inc.                                   1,078,500
   25,000 Maxtor Corp.                                          206,250
   20,000 Smith-Gardner & Associates, Inc.                      255,000
   75,000 (4)Transaction Systems Architects, Inc., Class A    2,948,437
                                                             ----------
          Total                                               6,535,687

                                                             ----------
          Electronics

   50,000 Cymer, Inc.                                         1,143,750
   18,500 Power Integrations, Inc.                              446,313
   30,000 SDL, Inc.                                           1,635,000
   60,000 Semtech Corp.                                       1,822,500
   10,000 Uniphase Corp.                                        881,250
                                                             ----------
          Total                                               5,928,813

                                                             ----------
          Other Capital Goods

   80,000 (4)Kellstrom Industries, Inc.                       1,295,000
  105,000 Watsco, Inc.                                        1,227,188
                                                             ----------
          Total                                               2,522,188

                                                             ----------
          Total Capital Goods                                14,986,688

                                                             ----------
          Consumer Non-Durables -- 68.1%
          Beverages & Foods

   95,000 Golden State Vintners, Inc., Class B                1,151,875
                                                             ----------
          Broadcasting

  105,000 (4)American Tower Systems Corp.                     2,815,312
   60,000 (4)Heftel Broadcasting Corp., Class A               2,475,000
   50,000 Jacor Communications, Inc., Class A                 3,487,500
   60,000 Pinnacle Holdings, Inc.                               851,250
   65,000 Westwood One, Inc.                                  1,584,375
                                                             ----------
          Total                                              11,213,437

                                                             ----------
          Commercial Services

   55,000 Lason Holdings, Inc.                                2,980,313
   20,000 Metzler Group, Inc.                                   850,000
   65,000 MSC Industrial Direct Co.                           1,161,875
   70,000 (4)NOVA Corp.                                       1,750,000
   70,000 Quanta Services, Inc.                               1,890,000
   90,000 SteriGenics International, Inc.                     1,608,750
   60,000 Superior Services, Inc.                             1,205,625
   90,000 United Road Services, Inc.                          1,485,000
                                                             ----------
          Total                                              12,931,563

                                                             ----------
          Drugs

   75,000 (4)North American Vaccine, Inc.                       571,875
                                                             ----------
          Health Care

  130,000 (4)Province Heathcare Co.                           1,974,375
   35,000 Renal Care Group, Inc.                                693,438
   61,000 (4)Sunrise Assisted Living, Inc.                    2,356,125
                                                             ----------
          Total                                               5,023,938

                                                             ----------
          Leisure & Recreation

   30,000 (4)American Classic Voyages                           697,500
   50,000 Dover Downs Entertainment                             706,250
   20,000 Speedway Motorsports, Inc.                            713,750
  130,000 Steiner Leisure Ltd.                                3,835,000
                                                             ----------
          Total                                               5,952,500

                                                             ----------

(See Notes to Portfolios of Investments)

                                                   February 28, 1999 (unaudited)
                                                      Portfolio of Investments

--------------------------------------------------------------------------------
 Small-Cap Growth Fund


 ---------------------------------------------------------------------------
  Shares or
  Principal

  Amount                        Description                            Value

 ---------------------------------------------------------------------------
            Common Stocks (continued)

            Consumer Non-Durables (continued)
            Manufacturing

     65,000 Eclipse Surgical Technologies, Inc.                     $731,250
     99,300 (4)Novel Denim Holdings Ltd.                           1,328,137
     50,000 Packaged Ice, Inc.                                       425,000
    115,000 (4)Rayovac Corp.                                       3,184,063
                                                                 -----------
            Total                                                  5,668,450

                                                                 -----------
            Medical Supplies

     80,000 (4)Henry Schein, Inc.                                  2,050,000
     80,000 Sybron International Corp.                             1,965,000
     60,000 Xomed Surgical Products, Inc.                          2,182,500
                                                                 -----------
            Total                                                  6,197,500

                                                                 -----------
            Retail

     55,000 (4)99 Cents Only Stores                                2,602,188
     60,000 Casey's General Stores, Inc.                             772,500
                                                                 -----------
            Total                                                  3,374,688

                                                                 -----------
            Services

     30,000 (4)Brightpoint, Inc.                                     446,250
     20,000 (4)CSG Systems International, Inc.                     1,425,000
     90,000 (4)Carey International, Inc.                           1,580,625
     84,500 (4)Carriage Services, Inc.                             1,547,406
     92,500 (4)Casella Waste Systems, Inc.                         1,942,500
     60,000 (4)Coach USA, Inc.                                     1,410,000
     20,000 Navarre Corp.                                            320,000
    100,000 Quest Education Corp.                                    900,000
    150,000 Stewart Enterprises, Inc., Class A                     2,250,000
                                                                 -----------
            Total                                                 11,821,781

                                                                 -----------
            Transportation

     60,000 Eagle USA Airfreight, Inc.                             1,732,500
     25,000 SkyWest, Inc.                                            785,937
                                                                 -----------
            Total                                                  2,518,437

                                                                 -----------
            Total Consumer Non-Durables                           66,426,044

                                                                 -----------
            Energy -- 0.6%
            Oil & Gas Equipment & Services

     35,000 Evergreen Resources, Inc.                                549,062
                                                                 -----------
            Telecommunications -- 4.5%

     40,000 Com21, Inc.                                              942,500
     30,000 Plantronics, Inc.                                      1,815,000
     40,000 Polycom, Inc.                                            810,000
     25,000 Terayon Communication Systems, Inc.                      776,562
                                                                 -----------
            Total                                                  4,344,062

                                                                 -----------
            Total Common Stocks (identified cost $85,748,426)     86,305,856

                                                                 -----------
            (5)U.S. Treasury -- 0.5%

   $475,000 United States Treasury Bill, 7/8/1999 (identified
             cost $467,604)                                          467,490

                                                                 -----------
            Total Investments in Securities (identified cost
             $86,216,030)                                         86,773,346

                                                                 -----------
            (3)Repurchase Agreement -- 10.1%
  9,858,232 Lehman Brothers, Inc., 4.78%, dated 2/26/1999, due

             3/1/1999 (at amortized cost)                          9,858,232

                                                                 -----------
            Total Investments (identified cost $96,074,262)      $96,631,578

                                                                 ===========

--------------------------------------------------------------------------------
 International Stock Fund


 ------------------------------------------------------------------------
  Shares                      Description                           Value

 ------------------------------------------------------------------------
          Common Stocks -- 94.9%
          Argentina -- 3.3%

  113,910 (1)Telefonica de Argentina SA, ADR                   $3,331,868
  145,500 YPF Sociedad Anonima, ADR                             4,219,500
                                                               ----------
          Total                                                 7,551,368

                                                               ----------
          Australia -- 2.7%

  737,120 Cable & Wireless Optus Ltd.                           1,620,440
  489,500 David Jones Ltd.                                        462,048
  460,700 Mayne Nickless Ltd.                                   1,501,997
  862,501 Pacific Dunlop Ltd.                                   1,505,072
  481,200 Pioneer International Ltd.                              969,687
                                                               ----------
          Total                                                 6,059,244

                                                               ----------
          Austria -- 0.9%

    9,900 EVN AG                                                1,306,087
   11,000 VA Technologie AG                                       852,585
                                                               ----------
          Total                                                 2,158,672

                                                               ----------
          Belgium -- 0.2%

   15,900 NV Union Miniere SA                                     518,820
                                                               ----------
          Bermuda -- 3.1%

  170,000 Jardine Matheson Holdings Ltd.                          445,400
   83,000 PartnerRe Ltd.                                        3,589,750
   48,100 (1)XL Capital Ltd.                                    2,946,125
                                                               ----------
          Total                                                 6,981,275

                                                               ----------
          Brazil -- 1.3%

  111,200 (1)Petroleo Brasileiro SA, ADR                          857,430
   34,150 (1)Telecomunicacoes Brasileiras SA, ADR               2,204,810
                                                               ----------
          Total                                                 3,062,240

                                                               ----------
          Canada -- 2.5%

  170,400 Agrium, Inc.                                          1,363,200
   40,000 Canadian Imperial Bank of Commerce                      942,908
  184,760 (1)Laidlaw, Inc.                                      1,420,343
   37,000 Newbridge Networks Corp.                                899,178
  380,700 Ranger Oil Ltd.                                       1,070,719
                                                               ----------
          Total                                                 5,696,348

                                                               ----------
          Chile -- 0.6%

   88,850 Gener SA, ADR                                         1,332,750
                                                               ----------
          Finland -- 3.3%

   47,500 Amer Group, Ltd., Class A                               704,990
  850,000 (1)MeritaNordbanken OYJ.                              4,980,832
   73,500 (1)Metsa-Serla OYJ, Class B                             509,885
  142,239 (1)Stora Enso Oyj                                     1,259,444
                                                               ----------
          Total                                                 7,455,151

                                                               ----------
          France -- 8.6%

   30,119 Axa                                                   3,933,804
   18,842 Alcatel                                               2,030,060
   49,700 (1)Alcatel, ADR                                       1,077,869
   65,881 Banque Nationale de Paris                             5,265,630
   15,000 Compagnie Generale d'Industrie et de Participation      815,480
   25,592 Elf Aquitaine SA                                      2,672,905
   82,332 Rhone-Poulenc SA                                      3,779,035
                                                               ----------
          Total                                                19,574,783

                                                               ----------
          Germany -- 1.7%

   53,500 Bayer AG                                              1,896,877

(See Notes to Portfolios of Investments)

 [_] Marshall Funds

--------------------------------------------------------------------------------
 International Stock Fund (continued)


 ------------------------------------------------------------------
  Shares                    Description                       Value

 ------------------------------------------------------------------
            Common Stocks (continued)

            Germany (continued)

     37,650 Deutsche Bank, AG                            $1,968,209
                                                         ----------
            Total                                         3,865,086

                                                         ----------
            Great Britain -- 16.4%

  1,960,406 Albert Fisher Group PLC                         172,833
    248,576 BG PLC                                        1,454,360
    870,624 BTR Siebe PLC                                 3,642,993
    211,400 British Airways PLC                           1,951,336
    189,800 (1)British Steel PLC, ADR                     3,736,688
    925,000 Caradon PLC                                   2,268,574
    880,800 (4)Centrica PLC                               1,648,367
    146,466 Fairview Holdings PLC                           220,691
    292,932 Hillsdown Holdings PLC                          319,297
    125,166 Hyder PLC                                     1,596,050
    322,000 Marks & Spencer PLC                           2,172,990
  1,500,000 Medeva PLC                                    2,528,732
    264,434 National Power Co. PLC                        2,106,655
    347,200 Next PLC                                      4,062,771
    300,000 Peninsular & Oriental Steam Navigation Co.    3,517,673
    219,000 Rolls-Royce PLC                                 957,478
    170,450 Somerfield PLC                                1,021,853
    516,900 Tate & Lyle PLC                               3,769,968
    146,466 Terranova Foods PLC                             190,170
                                                         ----------
            Total                                        37,339,479

                                                         ----------
            Hong Kong -- 7.7%

    382,000 Cathay Pacific Airways                          426,499
    116,107 HSBC Holdings PLC                             3,267,032
    628,000 Hong Kong Electric Holdings Ltd.              1,787,338
    455,000 Hong Kong Ferry Holdings                        469,829
  2,238,400 Hong Kong Telecommunications Ltd.             3,755,946
    210,000 Hutchison Whampoa                             1,456,922
    485,500 Jardine Strategic Holdings Ltd.                 703,975
    894,000 South China Morning Post Holdings Ltd.          383,678
    752,500 Swire Pacific Ltd., Class A                   3,078,961
  1,246,000 Varitronix International Ltd.                 2,203,317
                                                         ----------
            Total                                        17,533,497

                                                         ----------
            Hungary -- 1.0%

     88,814 (1)(2)(4)MOL Magyar Olay, GDR                 2,186,130
                                                         ----------
            Israel -- 1.1%

     63,300 Teva Pharmaceutical Industries Ltd., ADR      2,559,694

                                                         ----------
            Italy -- 3.5%

    170,000 (1)Burgo (Cartiere) SpA                         971,870
  1,120,900 (1)Fiat SpA                                   3,376,550
    535,600 Telecom Italia SpA                            3,621,358
                                                         ----------
            Total                                         7,969,778

                                                         ----------
            Japan -- 4.9%

     55,000 Daito Trust Construction Co.                    475,781
        300 Nippon Telegraph & Telephone Corp.            2,473,758
    258,000 Nomura Securities Co. Ltd.                    2,482,833
     85,000 (1)Ono Pharmaceutical Co. Ltd.                3,117,491
     33,300 Sony Corp.                                    2,521,260
                                                         ----------
            Total                                        11,071,123

                                                         ----------


 --------------------------------------------------------------------
  Shares                    Description                         Value

 --------------------------------------------------------------------
          Common Stocks (continued)

          Korea -- 3.1%

  243,500 (1)Pohang Iron and Steel Co. Ltd., ADR           $3,804,688
  315,765 (1)SK Telecom Co. Ltd., ADR                       3,197,117
                                                           ----------
          Total                                             7,001,805

                                                           ----------
          Mexico -- 2.6%

  346,000 Alfa, SA de CV, Class A                             853,418
  854,200 Industrias Penoles SA                             2,562,686
   42,978 (1)Telefonos de Mexico, Class L, ADR              2,457,804
                                                           ----------
          Total                                             5,873,908

                                                           ----------
          Netherlands -- 5.3%

   46,800 Akzo Nobel NV                                     1,777,664
   18,135 Ballast Nedam NV                                    514,391
   19,400 European Vinyls Corp., International NV             114,107
   76,950 ING Groep, NV                                     4,314,541
   74,000 (1)Philips Electronics NV                         5,166,081
    8,676 Vendex NV                                           232,737
                                                           ----------
          Total                                            12,119,521

                                                           ----------
          New Zealand -- 0.6%

  802,000 (1)Air New Zealand Ltd., Class B                  1,332,291
                                                           ----------
          Norway -- 1.7%

   56,000 (1)Elkem A.S., Class A                              760,823
   61,800 Kvaerner A.S., Class B                              976,303
  178,665 (1)Nycomed Amersham PLC                           1,174,164
   60,500 Saga Petroleum AS, Class A                          508,468
   39,500 Unitor Ships Service                                349,447
                                                           ----------
          Total                                             3,769,205

                                                           ----------
          Peru -- 0.2%

   43,700 CPT Telefonica del Peru SA, Class B, ADR            516,206
                                                           ----------
          Philippines -- 0.5%

   48,205 (1)Philippine Long Distance Telephone Co., ADR    1,144,869

                                                           ----------
          Portugal -- 1.0%

   34,500 BPI-SGPS SA                                       1,199,325
   52,320 Banco Pinto & Sotto Mayor                         1,050,902
                                                           ----------
          Total                                             2,250,227

                                                           ----------
          Singapore -- 0.3%

  588,229 Dairy Farm International Holdings Ltd.              629,405
                                                           ----------
          Spain -- 6.7%

   91,500 (1)Corporacion Bancaria de Espana SA, ADR         4,346,250
   98,000 Endesa SA                                         2,600,873

  191,500 Iberdrola SA                                      3,000,125
   53,500 (1)Repsol SA                                      2,817,378
   54,648 Telefonica SA                                     2,499,329
                                                           ----------
          Total                                            15,263,955

                                                           ----------
          Sweden -- 5.2%

   89,600 (1)Autoliv, Inc.                                  3,404,800
   28,600 Autoliv, Inc., ADR                                1,079,311
   47,000 (1)Esselte AB, Class A                              726,124
   59,100 (1)Granges AB                                       815,620
  139,650 (4)Saab AB, Class B                               1,227,992
   75,000 (1)Svenska Handelsbanken, Stockholm               2,656,326

(See Notes to Portfolios of Investments)

                                                   February 28, 1999 (unaudited)
                                                      Portfolio of Investments

--------------------------------------------------------------------------------
 International Stock Fund (continued)


 ------------------------------------------------------------------------------
  Shares or
  Principal

  Amount                         Description                              Value

 ------------------------------------------------------------------------------
             Common Stocks (continued)

             Sweden (continued)

      76,500 (1)Volvo AB, Class B                                    $1,985,375
                                                                   ------------
             Total                                                   11,895,548

                                                                   ------------
             Switzerland -- 3.3%

      13,800 Credit Suisse Group                                      2,143,301
       3,935 Swisscom AG                                              1,556,399
       5,700 Zurich Allied AG                                         3,785,049
                                                                   ------------
             Total                                                    7,484,749

                                                                   ------------
             Thailand -- 0.9%

   1,145,200 (1)Bangkok Bank Public Co., Ltd.                         1,932,697
                                                                   ------------
             Venezuela -- 0.7%

     107,900 (1)Compania Anonima Nacional Telefonos de

              Venezuela, Class D, ADR                                 1,679,194

                                                                   ------------
             Total Common Stocks (identified cost $197,574,636)     215,809,018

                                                                   ------------
             Preferred Stocks -- 3.5%
             Australia -- 2.3%

      66,614 National Australia Bank, Ltd., Melbourne,

              Exchangeable Capital Unit, $1.97                        2,019,237
     491,572 News Corp. Ltd., Pfd.                                    3,217,505
                                                                   ------------
             Total                                                    5,236,742

                                                                   ------------
             Germany -- 0.4%

      37,363 Moebel Walther AG, Pfd.                                    842,076
                                                                   ------------
             Great Britain -- 0.1%

     107,100 Hyder PLC, Pfd.                                            213,093
                                                                   ------------
             United States -- 0.7%

      33,700 SBC Communications, Inc., Conv. Pfd., $3.07              1,685,000
                                                                   ------------
             Total Preferred Stocks (identified cost $7,091,698)      7,976,911

                                                                   ------------
             Government Agencies -- 1.5%

  $1,965,000 (6)Federal Home Loan Mortgage Corp., Discount Note,
              4.71% 3/15/1999                                         1,961,401

   1,408,000 (6)Federal Home Loan Mortgage Corp., Discount Note,
              4.75% 4/22/1999                                         1,398,340

                                                                   ------------
             Total Government Agencies (identified cost

              $3,359,740)                                             3,359,741
                                                                   ------------
             U.S. Treasury Issues -- 0.9%

   1,177,000 United States Treasury Bill, 4/22/1999                   1,169,220
     336,000 United States Treasury Bill, 4/29/1999                     333,591
     367,000 United States Treasury Bill, 5/13/1999                     363,734
     239,000 United States Treasury Bill, 5/27/1999                     236,448
                                                                   ------------
             Total U.S. Treasury Issues (identified cost

              $2,103,146)                                             2,102,993
                                                                   ------------
             Total Investments (identified cost $210,129,220)      $229,248,663

                                                                   ============

INDUSTRY DIVERSIFICATION


                                     Percentage of
                                        Net Assets

 -------------------------------------------------
  Telecommunications                     14.4%
  Banking                                11.3%
  Financial Services                      7.7%
  Electric                                4.7%
  Insurance                               4.6%
  Services                                4.1%
  Diversified Manufacturing               3.8%
  Retail Trade                            3.7%
  Automotive & Related                    3.5%
  Chemicals                               3.3%
  Steel                                   3.3%
  Medical/Drugs                           3.0%
  Oil & Gas Products                      3.0%
  Electronic Technology                   2.7%
  Gas Distribution                        2.5%
  Consumer Basics                         2.3%
  Aerospace & Defense                     2.1%
  Oil                                     1.9%
  Broadcasting                            1.6%
  Other                                   1.6%
  Construction Equipment                  1.5%
  Other Financial                         1.4%
  Paper                                   1.2%
  Household Products                      1.1%
  Non-Ferrous Metals                      1.1%
  Pharmaceuticals & Healthcare            1.1%
  Air Travel                              1.0%
  Automobile                              0.9%
  Electrical Equipment                    0.9%
  Energy                                  0.9%
  U.S. Treasury Securities                0.9%
  Food & Beverages                        0.8%
  Utilities                               0.8%
  Non-Energy Minerals                     0.6%
  Industrial Services                     0.4%
  Metals                                  0.4%
  Office Equipment                        0.3%
  Commercial Services                     0.2%
  Process Industries                      0.2%
  Other Assets and Liabilities, Net      (0.8)%
                                        -------
  Total                                 100.00%

                                        =======

(See Notes to Portfolios of Investments)

 [_] Marshall Funds

--------------------------------------------------------------------------------
 Short-Term Income Fund


 ------------------------------------------------------------------------------
  Principal

  Amount                          Description                             Value

 ------------------------------------------------------------------------------
             Asset-Backed Securities -- 19.4%
  $3,000,000 ARG Funding Corp., Class A2, 5.88%, 5/20/2003           $2,993,430
   1,342,101 CPS Auto Grantor Trust 1997-2, Class A, 6.65%,
              10/15/2002                                              1,355,240
   1,910,274 Capital Asset Research Funding, Series 1997, Class A,
              6.40%, 12/15/2004                                       1,920,417
     616,423 Contitrade Services Home Equity Loan Trust 1991-1,

              Class A, 8.80%, 1/15/2006                                 615,686
   1,504,523 Contitrade Services Home Equity Loan Trust 1991-2,

              Class A, 7.70%, 9/15/2006                               1,502,500
   2,000,000 DLJ Commercial Mortgage Corp. 1998-STF2, Class A1,

              5.6134%, 11/5/2000                                      2,001,260
   2,000,000 DLJ Leverage Loan Funding, Class B1, 7.2375%,
              9/15/2005                                               1,950,000
   1,320,000 Delta Funding Home Equity Loan Trust, Series 1997-3,
              Class A2F, 6.59%, 9/25/2012                             1,319,030
     155,931 Equicon Home Equity Loan Trust 1992-7, Class A,
              5.90%, 9/18/2005                                          152,134
   1,206,908 Green Tree Home Equity Loan 96-C, Class A2, 7.10%,

              6/15/2026                                               1,213,763

   3,000,000 Green Tree Home Equity Loan Trust, Series 98-B, Class
              B1, 7.81%, 11/15/2029                                   2,969,340

     594,900 New York City Tax Lien, Class B, 6.56%, 5/25/2005          599,921
     399,851 Olympic Automobile Receivables Trust 1995-B, Class

              A2, 7.35%, 10/15/2001                                     402,938
   1,143,482 TMS Home Equity Trust Series 1992-D2, Class A3,
              7.55%, 1/15/2018                                        1,125,312
     519,483 The Money Store Home Equity Trust 1995-C, Class A2,

              6.25%, 8/15/2016                                          519,013
   3,730,900 UCFC Home Equity Loan 1995-A1, Class A5, 8.55%,
              1/10/2020                                               3,846,984
     874,096 UCFC Home Equity Loan 1996-A, Class A4, 6.30%,
              9/15/2010                                                 873,113

                                                                     ----------
             Total Asset-Backed Securities (identified cost
              $25,581,646)                                           25,360,081

                                                                     ----------
             Collateralized Mortgage Obligations -- 18.4%
             Federal Home Loan Mortgage Corporation -- 3.4%

   2,766,055 6.05%, 9/15/2020, Series 1818, Class A                   2,730,650
   1,748,543 7.00%, 1/15/2020, Series 1834, Class A                   1,756,866
                                                                     ----------
             Total                                                    4,487,516

                                                                     ----------
             Other Financial -- 15.0%

   1,825,584 Collateralized Mortgage Securities Corp., Series
              1990-5, Class H, 9.25%, 7/20/2020                       1,822,992



 ----------------------------------------------------------------------------
  Principal

  Amount                         Description                            Value

 ----------------------------------------------------------------------------
             Collateralized Mortgage Obligations (continued)

             Other Financial (continued)

  $4,000,000 (2)Criimi Mae CMBS Corp., Series 1998-1, Class A2,
              6.009%, 2/20/2005                                    $3,788,600

   5,000,000 DLJ Commercial Mortgage Corp., Series 1998-STF,
              Class A3, 6.2575%, 1/8/2011                           4,931,725

     363,280  GE Capital Mortgage Services, Inc., Series 1997-6, Class A18,
              9.00%, 7/25/2027 369,906

     727,514 Independent National Mortgage Corp., Series 1995-R,
              Class A1, 7.25%, 11/25/2010                             732,901

   1,132,593 PNC Mortgage Securities Corp. 1994-1, Class T7,
              6.00%, 2/25/2024                                      1,120,185

     254,558 Residential Asset Securitization Trust 1996-A8,
              Class A1, 8.00%, 12/25/2026                             255,104
   4,000,000 Sasco, Series 1998-C3A, Class A1B, 5.6887%,

              6/25/2000                                             4,000,000

   2,482,976 Securitized Asset Sales, Inc., Series 1995-4, Class
              A5, 7.25%, 11/25/2025                                 2,523,846

                                                                   ----------
             Total                                                 19,545,259

                                                                   ----------
             Total Collateralized Mortgage Obligations

              (identified cost $24,223,542)                        24,032,775
                                                                   ----------
             Mortgage-Backed -- Pass Through Securities -- 10.9%
             Federal Home Loan Mortgage

              Corporation -- 1.7%

     443,838 9.00%, 7/1/2014                                          474,073
   1,521,848 11.00%, 8/1/2019                                       1,695,430
                                                                   ----------
             Total                                                  2,169,503

                                                                   ----------
             Federal National Mortgage Association -- 9.2%
     612,002 8.00%, 8/1/2007                                          628,643
   2,187,642 8.00%, 5/1/2008                                        2,171,181
     593,284 9.00%, 7/1/2009                                          633,698
     468,960 9.00%, 1/1/2015                                          497,829
   1,404,522 9.50%, 1/1/2025                                        1,508,414
   1,015,432 9.50%, 1/1/2025                                        1,089,639
     823,842 9.50%, 1/1/2025                                          884,781
     853,065 9.50%, 12/1/2024                                         916,166
     677,934 10.00%, 7/1/2020                                         732,223
     917,684 10.50%, 1/1/2022                                       1,016,904
   1,821,931 11.00%, 12/1/2015                                      2,014,947
                                                                   ----------
             Total                                                 12,094,425

                                                                   ----------
             Total Mortgage-Backed -- Pass Through Securities
              (identified cost $14,267,357)                        14,263,928

                                                                   ----------
             Corporate Bonds -- 44.9%
             Broker/Dealers -- 6.0%

   2,000,000  (2)Donaldson, Lufkin and Jenrette Securities Corp., Note, 6.00%,
              12/1/2001 1,999,960


                                                   February 28, 1999 (unaudited)
                                                      Portfolio of Investments

--------------------------------------------------------------------------------
 Short-Term Income Fund (continued)


 ----------------------------------------------------------------------------
  Principal

  Amount                         Description                            Value

 ----------------------------------------------------------------------------
             Corporate Bonds (continued)

             Broker/Dealers (continued)
  $3,000,000 Lehman Brothers Holdings, Inc., Note, 6.90%,

              1/29/2001                                            $3,006,810
   3,000,000 Lehman Brothers Holdings, Inc., 5.57672%, 9/3/2002     2,917,500

                                                                  -----------
             Total                                                  7,924,270

                                                                  -----------
             Domestic & International Oil -- 1.9%

   2,500,000 Occidental Petroleum Corp., Note, 6.40%, 4/1/2003      2,445,075

                                                                  -----------
             Finance -- 2.1%

   2,700,000 FINOVA Capital Corp., Note, 6.25%, 11/1/2002           2,692,440
                                                                  -----------
             Industrial -- 8.4%

   3,000,000 Enserch Corp., 6.42609%, 7/1/2028                      2,971,830
   3,000,000 IMC Global, Inc., Note, 6.625%, 10/15/2001             2,976,480
   3,000,000 Marlin Water Trust, Sr. Note, 7.09%, 12/15/2001        2,990,901
   2,000,000 WorldCom, Inc., Sr. Note, 6.125%, 8/15/2001            2,014,700
                                                                  -----------
             Total                                                 10,953,911

                                                                  -----------
             Other Financial -- 23.5%

   3,000,000 Conseco, Inc., Note, 6.40%, 6/15/2001                  2,924,610
   5,000,000 (2)Edison Funding Co., Sr. Note, 6.75%, 12/17/1999     5,030,505
   3,000,000 (2)EOP Operating LP, Sr. Note, 6.375%, 2/15/2003       2,964,660
   3,250,000 (2)Florida Windstorm Under, Bond, 6.50%, 8/25/2002     3,237,163
   5,000,000 (2)Household Capital Trust III, Company Guarantee,
              6.25625%, 6/26/2004                                   4,992,530
   4,000,000 HSB Group, Inc., Company Guarantee, 5.94016%,
              7/15/2027                                             3,856,200
   1,000,000 MBNA Global Capital Securities, Jr. Sub. Deb.,

              5.76969%, 2/1/2027                                      926,400
   3,000,000 Old Kent Capital Trust I, 5.76969%, 2/1/2027           2,972,337
   4,000,000 (2)Skandinaviska Enskilda, Sub. Note, Series 144A,

              6.50%, 12/29/2049                                     3,792,252

                                                                  -----------
             Total                                                 30,696,657

                                                                  -----------
             Utilities--3.0%

   4,000,000 Avista Corp., 6.13625%, 6/1/2037                       3,939,000
                                                                  -----------
             Total Corporate Bonds (identified cost

              $59,128,864)                                         58,651,353
                                                                  -----------
             U.S. Treasury Note -- 3.9%

   5,000,000 5.50%, 5/31/2003 (identified cost $5,107,031)          5,035,250
                                                                  -----------
             Total Investments in Securities (identified cost
              $128,308,440)                                       127,343,387

                                                                  -----------


 -----------------------------------------------------------------------------
  Principal

  Amount                         Description                             Value

 -----------------------------------------------------------------------------
             (3)Repurchase Agreement -- 2.1%
  $2,692,327 Lehman Brothers, Inc., 4.78%, dated 2/26/1999, due
              3/1/1999 (at amortized cost)                          $2,692,327

                                                                  ------------
             Total Investments (identified cost $131,000,767)     $130,035,714

                                                                  ============
------------------------------------------------------------------------------

 Intermediate Bond Fund


 ------------------------------------------------------------------------------
  Principal

  Amount                          Description                             Value

 ------------------------------------------------------------------------------
             Asset-Backed Securities -- 12.4%
  $5,500,000 ARG Funding Corp., Class A2, 5.88%, 5/20/2002           $5,487,955
  10,000,000 Bridgestone/Firestone Master Trust 1996-1, Class A,

              6.17%, 7/1/2003                                        10,099,200
     513,742 ContiMortgage Home Equity Loan Trust 1995-4, Class

              A5, 6.56%, 12/15/2010                                     512,969
   5,000,000 DLJ Commercial Mortgage Corp. 1998-STF2, Class A1,

              5.588%, 11/5/2000                                       5,003,150
   6,000,000 (2)DLJ Leverage Loan Funding, Class B1, 6.77%,
              9/15/2005                                               5,850,000
   7,750,000 First USA Credit Card Master Trust 1998-9, Class A,
              5.28%, 9/18/2006                                        7,566,403
   2,646,660 Green Tree Financial Corp. 1996-6, Class A3, 6.75%,

              9/15/2027                                               2,650,723
  12,000,000 J.P. Morgan Commercial Mortgage Finance Corp. 1997-

              C5, Class A2, 7.069%, 9/15/2029                        12,491,580
  10,000,000 Metris Master Trust 1997-1, Class A, 6.87%,
              11/20/2005                                             10,300,100

     990,332 Olympic Automobile Receivables Trust 1995-D, Class
              A4, 6.05%, 11/15/2000                                     991,570

  12,000,000 TMS Home Equity Trust 1996-B, Class A7, 7.55%,
              2/15/2020                                              12,222,840
                                                                     ----------
             Total Asset-Backed Securities

              (identified cost $72,564,707)                          73,176,490
                                                                     ----------

             Collateralized Mortgage Obligations -- 13.2% 5,000,000 (2)Criimi
   Mae CMBS Corp., Series 1998-1, Class A2,

              6.009%, 2/20/2005                                       4,735,750
   6,000,000 (2)Criimi Mae CMBS Corp., Series 1998-1, Class A3,

              6.306%, 12/20/2007                                      5,527,020

   9,000,000 DLJ Commercial Mortgage Corp., Series 1998-CG1, Class
              A1B, 6.410%, 5/10/2008                                  9,010,845

   7,185,000 Delta Funding Home Equity Loan Trust, Series 1997-3,
              Class A2F, 6.59%, 9/25/2012                             7,179,719


(See Notes to Portfolios of Investments)

 [_] Marshall Funds

--------------------------------------------------------------------------------
 Intermediate Bond Fund (continued)


 ----------------------------------------------------------------------------
  Principal

  Amount                         Description                            Value

 ----------------------------------------------------------------------------
             Collateralized Mortgage Obligations (continued)

  $8,230,242 Federal Home Loan Mortgage Corp., Series 1829,
              Class H, 6.50%, 10/15/2021                           $8,269,623

   4,243,419 Federal Home Loan Mortgage Corp., Series 1834,
              Class A, 7.00%, 1/15/2020                             4,263,618

  15,000,000  Federal National Mortgage Association, Series 1997- 17, Class PD,
              7.00%, 4/18/2021 15,103,950

   1,409,156  GE Capital Mortgage Services, Inc., Series 1997-6, Class A18,
              9.00%, 7/25/2027 1,434,859

  10,540,000 GMAC Commercial Mortgage Securities, Inc. 1998-C2,
              Series 1998-C2, Class A2, 6.42%, 8/15/2008           10,556,179

   4,607,593 Green Tree Financial Corp., Series 1994-7, Class
              A4, 8.35%, 3/15/2020                                  4,684,678

   7,000,000 Green Tree Home Equity Loan Trust, Series 98-B,
              Class B1, 7.81%, 11/15/2029                           6,928,460

                                                                   ----------
             Total Collateralized Mortgage Obligations

              (identified cost $78,016,709)                        77,694,701
                                                                   ----------
             Corporate Bonds -- 49.6%
             Banking -- 11.7%

  12,550,000 Firstar Capital Trust I, Company Guarantee, 8.32%,
              12/15/2026                                           13,277,022

   7,000,000 Fleet Capital Trust V, 6.226%, 12/18/2028              6,969,900
   5,000,000 Mercantile Capital Trust I, Company Guarantee,

              5.820%, 2/1/2027                                      4,954,025
  12,000,000 Old Kent Capital Trust I, 5.769%, 2/1/2027            11,889,348
  10,000,000 (2)Skandinaviska Enskilda, Sub. Note, Series 144A,

              6.50%, 12/29/2049 9,480,630 12,500,000 Starbank Capital Trust,
  5.986%, 6/15/2027 12,424,488 10,000,000 Toronto-Dominion Bank, Sub. Note,
  7.875%, 8/15/2004 10,126,900

                                                                   ----------
             Total                                                 69,122,313

                                                                   ----------
             Broker/Dealers -- 6.2%

   8,000,000 Bear Stearns Cos., Inc., Sr. Note, 7.00%, 1/15/2027    7,916,480
   9,000,000 Lehman Brothers Holdings, Inc., Note, 6.90%,

              1/29/2001                                             9,020,430
   5,000,000 Lehman Brothers, Inc., Sr. Sub. Note, 7.50%,
              8/1/2026                                              5,125,500
  10,000,000 (1)Merrill Lynch & Co., Inc., Sr. Unsub. Note,
              6.00%, 2/17/2009                                      9,648,300
   5,000,000 PaineWebber Group, Inc., Note, 6.45%, 12/1/2003        4,941,100

                                                                   ----------
             Total                                                 36,651,810

                                                                   ----------
             Finance -- 15.8%

  10,000,000 Aristar, Inc., Note, 6.30%, 10/1/2002                 10,022,100


 ------------------------------------------------------------------------------
  Principal

  Amount                          Description                             Value

 ------------------------------------------------------------------------------
              Corporate Bonds (continued)

              Finance (continued)

  $15,000,000 (1)Conseco, Inc., Note, 6.80%, 6/15/2005              $14,011,950
   12,000,000 (2)Credit Suisse, London, Sub. Note, 7.90%,
               4/29/2049                                             11,786,136
   10,000,000 (2)Edison Funding Co., Sr. Note, 6.75%, 12/17/1999     10,061,010

    4,000,000 FINOVA Capital Corp., Note, 6.25%, 11/1/2002            3,988,800
   10,000,000 (2)Florida Windstorm Under, Bond, 6.50%, 8/25/2002      9,960,500

    8,165,000 General Motors Acceptance Corp., Unsecd. Note,
               7.00%, 6/6/2003                                        8,456,980
    4,000,000 HSB Group, Inc., Company Guarantee, 5.94%,

               7/15/2027                                              3,856,200
    4,000,000 Household Netherlands BV, Company Guarantee, 6.20%,

               12/1/2003                                              3,958,120
    5,000,000 MBNA Global Capital Securities, Jr. Sub. Deb.,
               5.769%, 2/1/2027                                       4,632,000
   12,000,000 Sears Roebuck Acceptance Corp., Note, Series III,

               7.01%, 9/19/2002                                      12,317,640

                                                                    -----------
              Total                                                  93,051,436

                                                                    -----------
              Industrial Services -- 11.4%

    5,000,000 Dayton-Hudson Corp., Unsecd. Note, 6.40%, 2/15/2003     5,079,750
   10,000,000 Dayton-Hudson Corp., Unsecd. Note, 9.75%, 7/1/2002     11,154,600

    7,000,000 Enserch Corp., 6.426%, 7/1/2028                         6,934,270
   10,000,000 IMC Global, Inc., Deb., 6.875%, 7/15/2007               9,681,200
   12,000,000 (2)Marlin Water Trust, Sr. Note, 7.09%, 12/15/2001     11,963,604
   10,000,000 (1)Tyco International Group, Note, 5.875%,
               11/1/2004                                              9,820,640
    7,000,000 Waste Management, Inc., Unsecd. Note 7.70%,
               10/1/2002                                              7,332,430
    5,000,000 Waste Management, Inc., Note, 6.625%, 7/15/2002         5,065,800

                                                                    -----------
              Total                                                  67,032,294

                                                                    -----------
              Transportation -- 1.6%

    4,604,239 Continental Airlines, Inc., Pass Thru Cert.,

               6.541%, 9/15/2008                                      4,442,952
    4,000,000 Delta Air Lines, Inc., Equip. Trust, Series 1993-

               A2, 10.50%, 4/30/2016                                  5,139,520

                                                                    -----------
              Total                                                   9,582,472

                                                                    -----------
              Utilities -- Telephone -- 2.9%
   10,000,000 Telephone and Data System, Inc., Bond, 7.00%,

               8/1/2006                                              10,141,100


(See Notes to Portfolios of Investments)

                                                   February 28, 1999 (unaudited)
                                                      Portfolio of Investments

--------------------------------------------------------------------------------
 Intermediate Bond Fund (continued)


 -----------------------------------------------------------------------------
  Principal

  Amount                         Description                             Value

 -----------------------------------------------------------------------------
             Corporate Bonds (continued)

             Utilities -- Telephone (continued)

  $7,000,000 (1)WorldCom, Inc., Sr. Note, 6.125%, 8/15/2001         $7,051,450

                                                                  ------------
             Total                                                  17,192,550

                                                                  ------------
             Total Corporate Bonds

              (identified cost $295,148,696)                       292,632,875
                                                                  ------------
             Corporate Notes -- 3.8%
             Broker/Dealers -- 2.1%

  12,000,000 Bear Stearns Cos., Inc., Sr. Note, 6.75%, 5/1/2001     12,164,280
                                                                  ------------
             Tobacco -- 1.7%

  10,000,000 Philip Morris Cos., Inc., Note, 7.25%, 9/15/2001       10,257,800

                                                                  ------------
             Total Corporate Notes

              (identified cost $21,921,780)                         22,422,080
                                                                  ------------
             U.S. Agency Notes -- 1.9%
             Federal Home Loan Bank

   5,000,000 5.43%, 11/17/2008                                       4,814,950
   6,500,000 5.58%, 8/17/2001                                        6,526,065
                                                                  ------------
             Total U.S. Agency Notes

              (identified cost $11,565,695)                         11,341,015
                                                                  ------------
             Mortgage Backed Securities -- 0.9%
             Federal Home Loan Mortgage Corporation -- 0.0%

     109,598 8.75%, 4/1/2001                                           111,534
                                                                  ------------
             Federal National Mortgage Association -- 0.9%
   4,894,883 7.635%, 8/1/2011                                        5,240,559
                                                                  ------------
             Total Mortgage Backed Securities (identified

              cost $5,380,359)                                       5,352,093
                                                                  ------------
             U.S. Treasury Notes -- 15.9%

   5,000,000 (1)4.25%, 11/15/2003                                    4,797,250
   5,000,000 (1)4.75%, 11/15/2008                                    4,801,150
  10,000,000 (1)5.75%, 11/15/2000                                   10,096,100
   6,000,000 (1)5.75%, 8/15/2003                                     6,103,560
   5,000,000 (1)6.25%, 2/15/2007                                     5,264,150
  10,000,000 (1)6.25%, 8/31/2000                                    10,159,700
  12,000,000 (1)6.50%, 10/15/2006                                   12,792,480
  17,000,000 (1)6.625%, 5/15/2007                                   18,331,780
   5,000,000 (1)7.25%, 8/15/2004                                     5,444,900
  15,000,000 (1)7.875%, 8/15/2001                                   15,915,750
                                                                  ------------
             Total U.S. Treasury Notes

              (identified cost $95,630,898)                         93,706,820
                                                                  ------------
             Total Investments in Securities

              (identified cost $580,228,844)                       576,326,074
                                                                  ------------
             (3)Repurchase Agreement -- 0.8%
   4,711,129 Lehman Brothers, Inc., 4.78%, dated 2/26/1999, due

              3/1/1999 (at amortized cost)                           4,711,129

                                                                  ------------
             Total Investments (identified cost $584,939,973)     $581,037,203

                                                                  ============

--------------------------------------------------------------------------------
 Government Income Fund


 ------------------------------------------------------------------------------
  Principal

  Amount                          Description                             Value

 ------------------------------------------------------------------------------
             Asset-Backed Securities -- 9.5%
    $750,929 Contitrade Services Home Equity Loan Trust, 7.700%,
              9/15/2006, (Series 1991-2)                               $749,919

   3,000,000 (2)DLJ Leverage Loan Funding, 6.770%, 9/15/2005 2,925,000 182,082
     Green Tree Financial Corp., 6.750%, 9/15/2027 (Series

              1996-6)                                                   182,361
   6,000,000 Green Tree Home Equity Loan Trust, 7.810%, 11/15/2029
              (Series 1998-B)                                         5,938,680
  10,643,000 Greenwich Capital Acceptance, 7.150%, 8/10/2020         10,758,583

   4,955,714 (2)MLMI, 5.188%, 4/1/2011 (Series 1998-HI) 4,952,641 2,485,754
   (2)Nationscredit Home Equity Loan Trust, 6.500%,

              10/15/2028                                              2,495,076
     328,720 Residential Asset Securitization Trust, 8.000%,
              12/25/2026, (Series 1996-A8)                              329,425

                                                                     ----------
             Total Asset-Backed Securities (identified cost
              $28,379,664)                                           28,331,685

                                                                     ----------
             Collateralized Mortgage Obligations -- 18.0%
   2,739,847 Chase Mortgage Finance Corp., 6.250%, 11/25/2009,

              (Series 1993-M)                                         2,735,422
   5,000,000 Federal Home Loan Mortgage Corp., 6.500%, 4/15/2021,

              REMIC (Series 1574-G)                                   5,013,850
  13,400,000 Federal Home Loan Mortgage Corp., 8.000%, 6/15/2023,

              REMIC (Series 1748-B)                                  13,770,778
   1,475,095 Federal National Mortgage Association, 6.100%,
              9/25/2004, REMIC (Series 1992-179-E)                    1,472,042
     605,467 GE Capital Mortgage Services, Inc. 1997-6, 9.000%,

              7/25/2027                                                 616,510
   5,150,784 IMC Excess Cashflow Securities Trust 1997-A, 7.410%,

              11/26/2028                                              4,853,017
   1,226,622 Independent National Mortgage Corp., 7.250%,
              11/25/2010                                              1,235,705
   6,450,000 Independent National Mortgage Corp., 7.500%,
              9/25/2025                                               6,533,915
   4,177,400 (2)Prudential Home Mortgage Securities 1992-B,
              7.400%, 5/25/2007                                       4,220,005
   9,991,638 Residential Funding Mortgage Securities I 1996-S25,

              7.500%, 5/25/2027                                      10,103,644
   2,931,379 Saxon Mortgage Securities Corp. 1993-10, 5.680%,

              11/25/2023                                              2,894,136

                                                                     ----------
             Total Collateralized Mortgage Obligations (identified
              cost $53,661,917)                                      53,449,024

                                                                     ----------

(See Notes to Portfolios of Investments)

 [_] Marshall Funds

--------------------------------------------------------------------------------
 Government Income Fund (continued)


 ----------------------------------------------------------------------------
  Principal

  Amount                         Description                            Value

 ----------------------------------------------------------------------------
             Commercial Mortgage Backed Securities -- 6.6%
  $1,658,000 Chase Commercial Mortgage Securities Corp. 1997-2,
              6.600%, 11/19/2007                                   $1,673,892

   3,300,000 (2)DLJ Commercial Mortgage Corp. 1998-STFA, 6.770%,
              9/15/2005                                             3,206,462

   1,150,000 GMAC Commercial Mortgage Securities, Inc.,

              6.853%,9/15/2006, (Series 1997-C1)                    1,174,397
   5,500,000 GMAC Commercial Mortgage Securities, Inc., 6.566%,

              11/15/2007, (Series 1997-C2)                          5,568,283
   8,000,000 (2)Nomura Depositor Trust Commercial Mortgage Pass-

              Thru 1998-ST I Floating Rate Note, 5.356%,

              1/15/2003                                             7,995,040

                                                                   ----------
             Total Commercial Mortgage Backed Securities

              (identified cost $19,707,677)                        19,618,074
                                                                   ----------
             Mortgage Backed Securities -- 45.1%
             Federal Home Loan Mortgage Corporation -- 12.5%

   6,392,221 7.000%, 11/1/2009                                      6,522,047
   4,390,392 7.000%, 5/1/2027                                       4,446,633
   4,191,642 7.500%, 5/1/2024                                       4,325,272
   4,576,334 8.000%, 2/1/2010                                       4,725,065
   4,226,869 8.000%, 4/1/2008                                       4,364,242
   4,066,880 8.000%, 4/1/2026                                       4,233,378
     596,179 8.000%, 8/1/2025                                         620,587
     651,951 8.500%, 2/1/2009                                         684,346
   2,776,200 8.500%, 9/1/2024                                       2,924,560
      15,916 8.750%, 4/1/2001                                          16,197
     327,012 9.000%, 5/1/2017                                         348,575
   3,700,655 9.000%, 6/1/2019                                       3,942,344
       3,879 9.500%, 2/1/2001                                           3,952
       6,071 10.500%, 10/1/2000                                         6,159
                                                                   ----------
             Total                                                 37,163,357

                                                                   ----------
             Federal National Mortgage Association -- 10.4%
  10,000,000 5.500%, TBA                                            9,715,600
  10,000,000 7.500%, TBA                                           10,300,000
   5,246,058 6.340%, 2/1/2008                                       5,311,560
   1,877,372 8.000%, 5/1/2025                                       1,962,435
     734,403 8.000%, 8/1/2007                                         754,371
     752,998 8.500%, 3/1/2023                                         797,674
     368,596 11.000%, 6/1/2020                                        411,099
     168,816 11.500%, 10/1/2015                                       190,445
     867,011 11.500%, 5/20/2021                                     1,000,860
     643,071 11.500%, 7/1/2006                                        688,086
                                                                   ----------
             Total                                                 31,132,130

                                                                   ----------
             Government National Mortgage Association -- 22.2%
  20,000,000 (7)6.000%, TBA, 30 Year                               19,406,200
  24,976,437 6.500%, 1/15/2029                                     24,843,812


 ------------------------------------------------------------------------------
  Principal

  Amount                         Description                              Value

 ------------------------------------------------------------------------------
             Mortgage Backed Securities (continued)
             Government National Mortgage Association (continued)

  $2,225,124 7.000%, 6/15/2023                                       $2,257,121
     646,328 8.000%, 6/15/2022                                          670,364
     539,441 8.000%, 7/15/2022                                          559,503
     601,154 8.000%, 8/15/2022                                          623,511
   4,094,005 8.000%, 8/15/2024                                        4,269,270
   9,727,240 8.500%, 9/15/2028                                       10,326,049
     680,767 9.000%, 2/15/2020                                          729,701
   1,668,051 9.500%, 10/15/2024                                       1,803,062
     271,267 9.500%, 7/15/2019                                          293,224
     229,801 10.000%, 11/15/2020                                        251,489
       4,908 10.500%, 10/15/2000                                          5,018
       3,881 10.500%, 10/15/2000                                          3,968
       9,571 11.000%, 11/15/2000                                          9,847
                                                                   ------------
             Total                                                   66,052,139

                                                                   ------------
             Total Mortgage Backed Securities (identified cost
              $134,766,391)                                         134,347,626

                                                                   ------------
             Government Agencies -- 9.5%

  13,000,000 Federal Home Loan Bank System, 5.125%, 9/15/2003        12,721,280
  11,000,000 Federal National Mortgage Association, 5.750%,

              4/15/2003                                              11,068,860
   3,858,100 National Archive Facility Trust, 8.500%, 9/1/2019        4,610,237

                                                                   ------------
             Total Government Agencies (identified cost

              $29,120,171)                                           28,400,377
                                                                   ------------
             (8)Variable Rate Notes -- 4.2%

   5,000,000 Enserch Corp. Floating Rate Note, 6.426%, 4/1/1999       4,953,050
   4,000,000 HSB Group, Inc. Floating Rate Note, 5.940%,

              4/15/1999                                               3,856,200
   4,000,000 MBNA Global Capital Securities, 5.770%, 5/4/1999         3,705,600

                                                                   ------------
             Total Variable Rate Notes (identified cost

              $12,659,735)                                           12,514,850
                                                                   ------------
             U.S. Treasury Note -- 1.7%

   5,000,000 (1)United States Treasury Note, 5.250%, 8/15/2003
              (identified cost $5,236,719)                            4,994,200

                                                                   ------------
             Total Investments in Securities (identified cost
              $283,532,274)                                         281,655,836

                                                                   ------------
             (3)Repurchase Agreement -- 20.0%
  59,410,063 Lehman Brothers, Inc., 4.780%, dated 2/26/1999, due

              3/1/1999 (at amortized cost)                           59,410,063

                                                                   ------------
             Total Investments (identified cost $342,942,337)      $341,065,899

                                                                   ============

(See Notes to Portfolios of Investments)

                                                   February 28, 1999 (unaudited)
                                                      Portfolio of Investments

--------------------------------------------------------------------------------
 Intermediate Tax-Free Fund


 ------------------------------------------------------------------------------
  Principal                                                 Credit
  Amount                     Description                   Rating(9)      Value

 ------------------------------------------------------------------------------
             Long-Term Municipals -- 96.5%
             Arizona -- 7.4%
  $1,975,000 Glendale, AZ University High School

              District No. 205, GO UT Refunding Bonds,

              4.875% (FGIC LOC), 7/1/2013                     Aaa    $2,020,978
   1,000,000 Maricopa County, AZ Community College
              District, GO UT Bonds (Series A), 6.00%,

              7/1/2006                                         AA     1,086,290
   1,000,000 Maricopa County, AZ School District No. 4,
              GO UT Bonds, 5.375% (FGIC INS)/(Original

              Issue Yield: 5.40%), 7/1/2009                   AAA     1,069,010
   2,000,000 Maricopa County, AZ Unified School District

              No. 41, Certificate Participation, 5.00%

              (FSA INS), 1/1/2002                             AAA     2,069,640

   1,000,000 Maricopa County, AZ Unified School District
              No. 97, GO UT (Series F), 4.50% (MBIA INS
              LOC)/(Original Issue Yield: 4.60%),

              7/1/2010                                        Aaa     1,003,730
   1,155,000 Pima County, AZ Unified School District No.
              6, GO UT Refunding Bonds, 4.75% (FGIC
              LOC)/(Original Issue Yield: 4.80%),

              7/1/2012                                        AAA     1,165,014

                                                                     ----------
             Total                                                    8,414,662

                                                                     ----------
             Arkansas -- 3.3%

   2,585,000 Arkansas Development Finance Authority,
              Revenue Bonds, 5.00% (AMBAC INS)/(Original

              Issue Yield: 5.055%), 7/1/2020                  AAA     2,609,764
   1,070,000 University of Arkansas, Revenue Refunding

              Bonds, 4.60%, 9/15/2004                          A1     1,105,866

                                                                     ----------
             Total                                                    3,715,630

                                                                     ----------


 ------------------------------------------------------------------------------
  Principal                                                 Credit
  Amount                     Description                   Rating(9)      Value

 ------------------------------------------------------------------------------
             Long-Term Municipals (continued)

             California -- 0.9%
  $1,000,000 California Health Facilities Financing

              Authority, Refunding Revenue Bonds (Series
              A), 5.00% (Casa De Las
              Campanas)/(California Mortgage Insurance

              INS), 8/1/2004                                   A+    $1,048,190

                                                                     ----------
             Colorado -- 1.9%

   1,950,000 Castle Rock Ranch, CO Public Improvement

              Authority, Revenue Bonds, 5.70%, 12/1/2006      AA+     2,142,894

                                                                     ----------
             Florida -- 4.7%

   3,000,000 Dade County, FL, Aviation Revenue Bonds,
              5.00% (Miami International Airport)/(FSA

              INS), 10/1/2005                                 AAA     3,168,360
   2,000,000 Florida State, GO UT Bonds, 5.125%
              (Original Issue Yield: 5.25%), 7/1/2009         AA+     2,118,660

                                                                     ----------
             Total                                                    5,287,020

                                                                     ----------
             Hawaii -- 1.0%

   1,000,000 Hawaii State, GO UT Bonds (Series CA),
              5.50% (Original Issue Yield: 6.00%),

              1/1/2012                                         A+     1,079,350

                                                                     ----------
             Illinois -- 3.2%

   1,500,000 Arlington Heights, IL, GO UT Refunding

              Bonds (Series B), 4.55%, 12/1/2001              Aa2     1,542,390
     800,000 Illinois State, GO UT Refunding Bonds,
              5.125% (FGIC INS)/(Original Issue Yield:

              5.15%), 12/1/2007                               AAA       854,848
   1,085,000 Waukegan, IL, GO UT Bonds, 6.40% (MBIA
              INS)/ (Original Issue Yield: 6.45%),

              12/30/2004                                      AAA     1,176,834

                                                                     ----------
             Total                                                    3,574,072

                                                                     ----------
             Iowa -- 3.8%

   1,050,000 Cedar Rapids, IA, GO UT Bonds (Series B),
              5.20% (Original Issue Yield: 5.25%),

              6/1/2007                                        Aaa     1,104,443


(See Notes to Portfolios of Investments)

 [_] Marshall Funds

--------------------------------------------------------------------------------
 Intermediate Tax-Free Fund (continued)


 ------------------------------------------------------------------------------
  Principal                                                 Credit
  Amount                     Description                   Rating(9)      Value

 ------------------------------------------------------------------------------
             Long-Term Municipals (continued)

             Iowa (continued)

  $3,000,000 Iowa Finance Authority, Revenue Bonds,
              6.00% (Ipsco, Inc.), Mandatory Tender,

              6/1/2027                                         NR    $3,150,780

                                                                     ----------
             Total                                                    4,255,223

                                                                     ----------
             Maryland -- 2.0%

   2,190,000 Washington Suburban Sanitation District,

              MD, Refunding Bonds GO UT, 5.00%, 6/1/2007       AA     2,329,722

                                                                     ----------
             Michigan -- 5.3%

   2,000,000  Roseville, MI School District, GO UT Bonds, 4.60% (FSA
              INS)/(Original Issue Yield:

              4.70%), 5/1/2009                                AAA     2,028,280

   1,500,000 Wayland, MI University School District, GO

              UT, 5.125% (FGIC INS), 5/1/2017                 AAA     1,506,345
   1,000,000  Ypsilanti, MI School District, GO UT Refunding Bonds, 5.00% (FGIC
              LOC),

              5/1/2017                                        AAA       994,030

   1,500,000  Ypsilanti, MI School District, GO UT Refunding Bonds, 5.00% (FGIC
              LOC),

              5/1/2016                                        AAA     1,502,265

                                                                     ----------
             Total                                                    6,030,920

                                                                     ----------
             Minnesota -- 1.0%

   1,000,000 Minneapolis/St. Paul, MN Housing Authority,

              Refunding Revenue Bonds, 6.75%, 12/1/2013        A-     1,082,040

                                                                     ----------
             Mississippi -- 3.4%
   3,600,000 Mississippi State, GO UT Bonds, 5.00%,

              6/1/2004                                         AA     3,799,944

                                                                     ----------
             Missouri -- 1.0%

   1,000,000 Missouri State Environmental Improvement &
              Energy Authority, Water Pollution Control
              State Revolving Fund Program Revenue Bonds

              (Series B), 6.65%, 7/1/2006                     Aa1     1,138,520

                                                                     ----------


 ----------------------------------------------------------------------------
  Principal                                               Credit
  Amount                    Description                  Rating(9)      Value

 ----------------------------------------------------------------------------
             Long-Term Municipals (continued)

             Nevada -- 1.4%

  $1,500,000 Las Vegas, NV, GO LT Sewer Refunding
              Revenue Bonds (Series B), 4.875% (MBIA
              INS)/(Original Issue Yield: 5.05%),

              1/1/2006                                      AAA    $1,555,170

                                                                   ----------
             New Mexico -- 4.3%

     710,000 Albuquerque, NM Educational Facilities,
              Refunding Revenue Bonds, 4.45% (Original

              Issue Yield: 4.55%), 10/15/2012               AA-       693,663
     740,000 Albuquerque, NM Educational Facilities,

              Refunding Revenue Bonds, 4.55% (Original

              Issue Yield: 4.65%), 10/15/2013               AA-       722,210
     775,000 Albuquerque, NM Educational Facilities,

              Refunding Revenue Bonds, 4.65% (Original

              Issue Yield: 4.75%), 10/15/2014               AA-       755,641
     715,000 Albuquerque, NM Educational Facilities,

              Refunding Revenue Bonds, 4.70% (Original

              Issue Yield: 4.80%), 10/15/2015               AA-       696,453
   2,000,000 New Mexico Mortgage Finance Authority,

              (Series A) Highway Improvement Revenue
              Bonds, 4.70% (AMBAC LOC)/(Original Issue

              Yield: 4.78%), 9/1/2013                       AAA     1,991,680

                                                                   ----------
             Total                                                  4,859,647

                                                                   ----------
             New York -- 8.0%

   3,000,000 New York State Environmental Facilities
              Corp., Revenue Bonds, 4.55% (General

              Electric Capital Corp.), 12/1/2018            AAA     3,061,050


(See Notes to Portfolios of Investments)

                                                   February 28, 1999 (unaudited)
                                                      Portfolio of Investments

--------------------------------------------------------------------------------
 Intermediate Tax-Free Fund (continued)


 ------------------------------------------------------------------------------
  Principal                                                 Credit
  Amount                     Description                   Rating(9)      Value

 ------------------------------------------------------------------------------
             Long-Term Municipals (continued)

             New York (continued)
  $1,500,000 New York State Environmental Facilities

              Corp., Revenue Bonds, 5.70% (Original

              Issue Yield: 5.75%), 6/15/2006                  Aa1    $1,646,100
   1,100,000 Oswego County, NY, GO UT, 6.70% (Original

              Issue Yield: 6.80%), 6/15/2010                   A2     1,320,847
   1,100,000 Oswego County, NY, GO UT, 6.70% (Original

              Issue Yield: 6.80%), 6/15/2011                   A2     1,324,037
   1,500,000 Triborough Bridge & Tunnel Authority, NY,

              Refunding Revenue Bonds, 5.50% (FGIC INS),

              1/1/2008                                        AAA     1,637,880

                                                                     ----------
             Total                                                    8,989,914

                                                                     ----------
             North Carolina -- 2.8%
   3,000,000 Charlotte, NC,

              GO UT Water

              Utility and Sewer Improvements, 4.75%,

              2/1/2010                                        AAA     3,119,130

                                                                     ----------
             Ohio -- 6.2%

   2,055,000 Cleveland, OH Parking Facilities, Revenue
              Bonds, 7.60% (United States Treasury PRF),

              9/15/2002 (@102)                                AAA     2,354,249
   1,110,000 Ohio HFA, Revenue Refunding Bonds, 5.05%
              (GNMA COL), 9/1/2001                            AAA     1,131,856
   1,390,000 Ohio HFA, Revenue Refunding Bonds, 5.15%
              (GNMA COL), 9/1/2002                            AAA     1,427,044
   2,000,000 Ohio State Water Development Authority,
              Revenue Bonds, 5.00% (MBIA INS), 6/1/2009       AAA     2,103,040
                                                                     ----------
             Total                                                    7,016,189

                                                                     ----------
             Oklahoma -- 1.9%

   2,000,000 Oklahoma HFA, Refunding Revenue Bonds
              (Series A-3), 5.50% (Federal National
              Mortgage Association COL), 11/1/2005

              (@100)                                          AAA     2,095,480

                                                                     ----------


 ------------------------------------------------------------------------------
  Principal                                                 Credit
  Amount                     Description                   Rating(9)      Value

 ------------------------------------------------------------------------------
             Long-Term Municipals (continued)

             Oregon -- 3.1%

  $3,500,000 Oregon State Department Administrative
              Services, Revenue Bonds (Series A), 4.25%
              (FSA LOC)/(Original Issue Yield: 3.85%),

              4/1/2005                                        AAA    $3,561,845

                                                                     ----------
             South Carolina -- 1.0%
   1,055,000 South Carolina State, GO UT Bonds (Series

              B), 5.625%, 7/1/2011                            AAA     1,153,959

                                                                     ----------
             South Dakota -- 1.4%
   1,500,000 Heartland Consumers Power District, SD,

              Refunding Revenue Bonds , 5.90% (FSA
              INS)/(Original Issue Yield: 6.00%),

              1/1/2004                                        AAA     1,625,880

                                                                     ----------
             Tennessee -- 2.7%

   1,545,000  Johnson City, TN, GO UT Refunding Bonds, 4.75% (FGIC
              INS)/(Original Issue Yield:

              4.85%), 6/1/2014                                AAA     1,539,917

   1,520,000 Johnson City, TN, GO UT Revenue Refunding
              Bonds, 4.75% (FGIC INS)/(Original Issue

              Yield: 4.85%), 6/1/2014                         AAA     1,529,743

                                                                     ----------
             Total                                                    3,069,660

                                                                     ----------
             Texas -- 12.3%

   2,000,000 Garland, TX, GO LT, 4.50%, 2/15/2010 AA 2,017,560 3,470,000
   Killeen, TX Independent School District, GO

              UT Refunding Bonds, 4.75% (PSFG
              INS)/(Original Issue Yield: 4.80%),

              2/15/2010                                       AAA     3,540,927
     945,000 San Angelo, TX Independent School District,
              GO UT Bonds, 5.30% (PSFG GTD), 2/15/2007        AAA     1,005,905
   2,000,000 Tarrant County, TX HFDC, Revenue Bonds,

              5.75% (Texas Health Resources

              System)/(MBIA INS), 2/15/2009                   AAA     2,208,840


(See Notes to Portfolios of Investments)

 [_] Marshall Funds

--------------------------------------------------------------------------------
 Intermediate Tax-Free Fund (continued)


 ------------------------------------------------------------------------------
  Principal                                                 Credit
  Amount                     Description                   Rating(9)      Value

 ------------------------------------------------------------------------------
             Long-Term Municipals (continued)

             Texas (continued)

  $5,000,000 Texas State Public Finance Authority, GO UT
              Refunding Bonds, 5.00% (Original Issue

              Yield: 5.05%), 10/1/2012                         AA    $5,165,600

                                                                     ----------
             Total                                                   13,938,832

                                                                     ----------
             Utah -- 3.7%

   2,020,000 Jordan, UT School District, GO UT, 5.00%,

              6/15/2003                                       AAA     2,125,484

   1,000,000 Washington County, UT School District, GO

              UT, 5.00%, 3/1/2007                             AAA     1,062,920

   1,000,000 Washington County, UT School District, GO

              UT, 5.00%, 3/1/2008                             AAA     1,057,330

                                                                     ----------
             Total                                                    4,245,734

                                                                     ----------
             Virginia -- 1.4%
   1,500,000 Virginia State Housing Development

              Authority, Mortgage Revenue Bonds (Series

              A1), 6.40%, 7/1/2002                            AA+     1,568,190

                                                                     ----------
             Washington -- 1.0%

   1,000,000 Port Longview, WA Industrial Development
              Corp., Solid Waste Disposal Revenue Bonds,

              6.875% (Weyerhaeuser Co.), 10/1/2008              A     1,149,490
                                                                     ----------
             Wisconsin -- 6.4%

   1,400,000 Mequon-Thiensville, WI School District,
              School Improvements, 4.50% (Original Issue

              Yield: 4.60%), 3/1/2012                         Aa1     1,374,338
   1,650,000 Southeast WI, Professional Baseball Park

              District, Sales Tax Revenue Bonds, 5.45%

              (MBIA INS), 12/15/2012                          AAA     1,747,680

   1,000,000 Wisconsin Health and Educational Facilities
              Authority, Refunding Revenue Bonds, 5.125%
              (Lawrence University, WI)/(Original Issue

              Yield: 5.25%), 10/15/2018                        A3       974,000



 -----------------------------------------------------------------------------
  Principal

  Amount                                                 Credit
  or Shares                 Description                 Rating(9)        Value

 -----------------------------------------------------------------------------
             Long-Term Municipals (continued)

             Wisconsin (continued)
  $2,950,000 Wisconsin State, GO UT Bonds (Series C),

              5.30% (Original Issue Yield: 5.40%),

              5/1/2008                                      AA      $3,182,667

                                                                  ------------
             Total                                                   7,278,685

                                                                  ------------
             Total Long-Term Municipals (identified cost

              $105,884,769)                                        109,125,992
                                                                  ------------
             Mutual Funds -- 6.4%

   4,363,004 Federated Tax-Free Obligations Fund                     4,363,004
   2,907,255 Fidelity Tax Exempt Money Market                        2,907,255
                                                                  ------------
             Total Mutual Funds

              (shares at net asset value)                            7,270,259

                                                                  ------------
             (10)Total Investments

              (identified cost $113,155,028)                      $116,396,251
                                                                  ============
------------------------------------------------------------------------------

 Money Market Fund


 --------------------------------------------------
  Principal

  Amount             Description              Value

 --------------------------------------------------

              Certificate Of
               Deposit -- 0.5%

              Banking -- 0.5%
  $10,000,000 Deutsche Bank, AG,

               5.770%, 3/30/1999         $9,999,429

                                         ----------
              (6)Commercial Paper --
                2.7%

              Beverages & Foods --
                2.7%

   50,000,000 Coca-Cola Co., 4.896%,
               4/23/1999                 49,642,986

                                         ----------
              Corporate Bonds -- 5.5%
              Asset-Backed -- 1.4%

   25,000,000 Beta Finance, Inc.,
               5.140%, 1/13/2000         24,998,693

                                         ----------
              Beverages & Foods --
                0.1%

    2,500,000 PepsiCo, Inc., 6.250%,
               9/1/1999                   2,505,838

                                         ----------
              Broker/Dealers -- 2.5%
   35,000,000 Merrill Lynch & Co.,

               Inc., 5.200%, 3/22/1999   35,063,545
   11,100,000 Morgan Stanley Group,

               Inc., 5.625%, 3/1/1999    11,100,000

                                         ----------
              Total                      46,163,545

                                         ----------
              Personal Credit -- 1.5%
    1,595,000 Associates Corp. of

               North America, 6.750%,
               10/15/1999                 1,607,995

   10,000,000 General Motors
               Acceptance Corp.,

               4.625%, 10/1/1999         10,146,339


(See Notes to Portfolios of Investments)

                                                   February 28, 1999 (unaudited)
                                                      Portfolio of Investments

--------------------------------------------------------------------------------
 Money Market Fund (continued)


 -----------------------------------------------------------------------------
  Principal

  Amount                          Description                            Value

 -----------------------------------------------------------------------------
              Corporate Bonds (continued)

              Personal Credit (continued)

  $15,000,000 General Motors Acceptance Corp., 4.949%, 5/3/1999    $15,000,783

                                                                   -----------
              Total                                                 26,755,117

                                                                   -----------
              Total Corporate Bonds                                100,423,193

                                                                   -----------
              Corporate Notes -- 13.0%
              Asset-Backed -- 2.2%

   25,000,000 Centauri Communications, Inc., 5.330%, 3/6/2000       25,000,000
   15,000,000 Sigma Finance, 5.890%, 5/5/1999                       15,000,000

                                                                   -----------
              Total                                                 40,000,000

                                                                   -----------
              Banking -- 2.6%

   25,000,000 Bankers Trust Co., New York, 5.190%, 2/22/2000        24,995,268
   23,000,000 CCC Putable Asset Trust, 6.450%, 10/18/1999           23,188,795

                                                                   -----------
              Total                                                 48,184,063

                                                                   -----------
              Broker/Dealers -- 2.8%

   25,000,000 Bear, Stearns and Co., 5.004%, 5/26/1999              25,000,000
    6,000,000 Lehman Brothers Holdings, Inc., 7.120%, 7/30/1999      6,032,595
    5,000,000 Merrill Lynch & Co., Inc., 5.250%, 5/25/1999           5,003,150

   15,000,000 Republic National Bank of New York, 5.038%,

               3/1/1999                                             15,000,000

                                                                   -----------
              Total                                                 51,035,745

                                                                   -----------
              Financial -- 0.3%

    5,000,000 Paccar Financial Corp., 6.060%, 3/15/1999              5,001,387
                                                                   -----------
              Foreign Banks -- 1.2%

   22,000,000 AB Spintab, 4.919%, 5/3/1999                          21,994,078
                                                                   -----------
              Forest Products -- 3.8%

   70,000,000 Willamette Industries, Inc., 4.810%, 3/1/1999         70,000,000

                                                                   -----------
              Short-Term Business Credit -- 0.1%

    2,000,000 McDonnell Douglas Finance Corp., 6.750%, 9/17/1999     2,010,572

                                                                   -----------
              Total Corporate Notes                                238,225,845

                                                                   -----------
              Governments/Agencies -- 0.5%
              Foreign Banks -- 0.5%

    8,700,000 African Development Bank, 6.750%, 7/30/1999            8,732,619
                                                                   -----------
              (8)Variable Rate Notes -- 68.8%
              Asset-Backed -- 8.1%

   25,000,000 Bishop's Gate Residential Mortgage Trust 1998-2,
               Class A-1, 5.139%, 3/10/1999                         25,000,000

   62,000,000 Liberty Lighthouse US Capital Co., 4.990%,

               7/15/1999                                            62,000,000
   60,000,000 Sigma Finance, 4.910%, 3/1/1999                       60,000,000
                                                                   -----------
              Total                                                147,000,000

                                                                   -----------


 ------------------------------------------------------------------------------
  Principal

  Amount                          Description                             Value

 ------------------------------------------------------------------------------

              (8)Variable Rate Notes (continued)
              Banking -- 8.3%

  $12,000,000 Banc One Corp., 5.201%, 3/15/1999                     $11,994,616
   25,000,000 Bankers Trust Co., New York, 4.970%, 3/1/1999          24,994,046
   40,000,000 Citicorp, 5.199%, 3/1/1999                             40,000,000
   75,000,000 SMM Trust, 5.320%, 3/15/1999                           75,000,000
                                                                    -----------
              Total                                                 151,988,662

                                                                    -----------
              Broker/Dealers -- 10.1%
   40,000,000 Bear, Stearns and Co., (Series B), 5.444%,

               3/10/1999                                             40,000,000
   71,200,000 (2)Goldman Sachs & Co., 5.066%, 3/1/1999               71,200,000
   74,000,000 J.P. Morgan & Co., Inc., 4.800%, 3/1/1999              74,000,000
                                                                    -----------
              Total                                                 185,200,000

                                                                    -----------
              Construction Equipment -- 3.3%
   50,000,000 Caterpillar Financial Services Corp., 5.011%,

               5/7/1999                                              50,017,242
   10,000,000 Caterpillar Financial Services Corp., 5.038%,
               3/15/1999                                              9,996,335

                                                                    -----------
              Total                                                  60,013,577

                                                                    -----------
              Diversified Manufacturing -- 0.2%

    3,000,000 Danaher Corp., 4.938%, 3/5/1999                         3,000,000
                                                                    -----------
              Insurance -- 21.3%

   25,000,000 (2)Combined Insurance Corp. of America, 5.251%,
               3/5/1999                                              25,000,000

   20,000,000 (2)Combined Insurance Corp. of America, 5.147%,
               5/3/1999                                              20,000,000

   40,000,000 (2)Commonwealth Life Insurance, 5.110%, 3/1/1999       40,000,000
   10,000,000 (2)Commonwealth Life Insurance, 5.410%, 4/1/1999       10,000,000
   35,000,000 First Allmerica Financial Life Insurance Co.,

               5.110%, 5/4/1999                                      35,000,000
   60,000,000 (2)General American Life Insurance Co., 4.990%,

               3/1/1999                                              60,000,000
   50,000,000 (2)Jackson National Life Insurance Co., 4.980%,

               5/1/1999                                              50,000,000
   60,000,000 (2)Transamerica Life Insurance and Annuity Co.,

               5.076%, 3/5/1999                                      60,000,000
   50,000,000 (2)Travelers Insurance Co., 5.011%, 4/1/1999           50,000,000
   40,000,000 (2)Western National Life Insurance Co., 5.000%,

               3/5/1999                                              40,000,000

                                                                    -----------
              Total                                                 390,000,000

                                                                    -----------
              Leasing -- 3.3%

   50,000,000 General Electric Capital Corp., (Series A), 5.189%,
               3/9/1999                                              50,000,000


(See Notes to Portfolios of Investments)

 [_] Marshall Funds

--------------------------------------------------------------------------------
 Money Market Fund (continued)


 --------------------------------------------------------------------------
  Principal

  Amount                        Description                           Value

 --------------------------------------------------------------------------

              (8)Variable Rate Notes (continued)
              Leasing (continued)

  $10,000,000 U.S. Leasing Capital Corp., 5.140%, 4/19/1999     $10,001,815

                                                                -----------
              Total                                              60,001,815

                                                                -----------
              Personal Credit -- 6.0%

   50,000,000 American Honda Finance Corp., 4.970%, 4/21/1999 49,977,671
   34,000,000 American Honda Finance Corp., 4.972%, 4/20/1999 33,984,863
   25,000,000 Household Finance Corp., 5.375%, 3/4/1999 25,009,438

                                                                -----------
              Total                                             108,971,972

                                                                -----------
              Short-Term Business Credit -- 6.9%

   30,000,000 CIT Group, Inc., 4.940%, 3/1/1999                  29,979,888
   25,000,000 CIT Group, Inc., 5.035%, 4/14/1999                 24,987,901
   72,000,000 (2)Heller Financial, Inc., 5.327%, 3/1/1999        72,000,000

                                                                -----------
              Total                                             126,967,789

                                                                -----------


 -----------------------------------------------------------------------------
  Principal

  Amount                        Description                              Value

 -----------------------------------------------------------------------------

              (8)Variable Rate Notes (continued)
              Utilities -- 1.3%

  $13,822,000 Consolidated Edison Co., 5.264%, 4/1/1999            $13,826,348
   10,000,000 (2)Wisconsin Public Service, 4.888%, 3/1/1999         10,000,000

                                                                --------------
              Total                                                 23,826,348

                                                                --------------
              Total Variable Rate Notes                          1,256,970,163

                                                                --------------
              Total Investments in Securities                    1,663,994,235

                                                                --------------
              (3)Repurchase Agreement -- 10.0%
  182,918,334 Lehman Brothers, Inc., 4.780%, dated 2/26/1999,

               due 3/1/1999                                        182,918,334

                                                                --------------
              Total Investments (at amortized cost)             $1,846,912,569

                                                                ==============

(See Notes to Portfolios of Investments)

 Notes to Portfolios of Investments

 (1) Certain shares or principal amounts on loan to broker.

 (2) Securities exempt from registration under the Securities Act of 1933, as amended and may only be sold to dealers and other exempt investors. These securities have been determined to be liquid according to guidelines established by the board of directors.

 (3) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at date of the portfolio.

 (4) Non-income producing.

 (5) Represents the initial deposit within a margin account used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

 (6) Each issue shows the rate of discount at the time of purchase.

 (7) Includes securities subject to dollar roll transactions.

 (8) Current rate and next reset date shown.

 (9) Current credit ratings are unaudited. Please refer to the Statement of Additional Information for an explanation of the credit ratings.

(10) Securities that are subject to alternative minimum tax represent 9.9% of Intermediate Tax-Free Fund's portfolio as calculated based upon total portfolio market value.

The following acronyms are used throughout this portfolio:

--------------------------------------------------------------------------------

ADR--American Depositary Receipt     INS--Insured
AMBAC--American Municipal Bond       LOC--Letter of Credit

       Assurance Corporation         LT--Limited Tax

COL--Collateralized                  MBIA--Municipal Bond Investors Assurance
FGIC--Financial Guaranty Insurance   PRF--Prerefunded

      Company                        PSFG--Permanent School Fund Guarantee
FSA--Financial Security Assurance    REMIC--Real Estate Mortgage Investment
GO--General Obligation                      Conduit
GDR--Global Depositary Receipt       TBA--To Be Announced
GNMA--Government National Mortgage   UT--Unlimited Tax

      Association
GTD--Guaranty

HFA--Housing Finance Authority
HFDC--Health Facilities Development

      Corporation

--------------------------------------------------------------------------------


                                          Net Unrealized    Gross        Gross
                              Cost of      Appreciation   Unrealized   Unrealized

                          Investments for (Depreciation) Appreciation Depreciation
                            Federal Tax    for Federal   for Federal  for Federal    Total Net

Marshall                     Purposes      Tax Purposes  Tax Purposes Tax Purposes   Assets**

--------                  --------------- -------------- ------------ ------------ -------------
Equity Income Fund          $420,395,340   $93,634,678   $108,683,938 $15,049,260   $515,139,339

Large-Cap Growth &

 Income Fund                 236,472,269   131,874,023    136,570,754   4,696,731    365,859,362
Mid-Cap Value Fund           120,706,383     6,104,755     14,671,532   8,566,777    127,729,268
Mid-Cap Growth Fund          198,993,376    48,387,219     56,555,373   8,168,154    249,904,616
International Stock Fund     210,129,220    19,119,443     50,652,214  31,532,771    227,510,722
Small-Cap Growth Fund         96,074,262       557,316     10,519,635   9,962,319     97,535,255
Short-Term Income Fund       131,000,767      (965,053)       295,523   1,260,576    130,502,700
Intermediate Bond Fund       584,939,973    (3,902,770)     4,357,212   8,259,982    589,550,401
Government Income Fund       342,942,337    (1,876,438)     1,277,337   3,153,775    297,731,231
Intermediate Tax-Free
 Fund                        113,155,028     3,241,223      3,325,675      84,452    113,027,505
Money Market Fund          1,846,912,569*           --             --          --  1,828,051,137

 *At amortized cost

**The categories of investments are shown as a percentage of net assets at February 28, 1999.

(See Notes which are an integral part of the Financial Statements)

February 28, 1999 (unaudited)

 Statements of Assets and Liabilities


                            -------         -------       -------       -------       -------
                             Equity        Large-Cap      Mid-Cap       Mid-Cap      Small-Cap
                             Income     Growth & Income    Value         Growth       Growth

                              Fund           Fund           Fund          Fund         Fund

                            -------         -------       -------       -------       -------
Assets:

 Investments in

  securities, at value    $494,802,178   $337,418,237   $122,065,122  $232,185,370  $86,773,346
 Investments in

  repurchase agreements     19,227,840     30,928,055      4,746,016    15,195,225    9,858,232
 Short-term investments
  held as collateral
  for securities

  lending                  145,802,813     91,093,270     12,651,889    51,024,010           --
 Cash                            1,076             --         27,776        25,571       26,234
 Cash denominated in
  foreign currencies

  (at cost, $139,301)               --             --             --            --           --
 Income receivable           1,520,834        400,717        266,377        43,915        3,927
 Receivable for
  investments sold           4,216,864             --      1,235,207     6,947,904    3,424,520
 Receivable for capital

  stock sold                        --             --             --            --           --
 Receivable for daily

  variation margin                  --             --             --            --       23,625
 Deferred

  organizational costs              --             --             --            --       18,785
 Deferred expenses                  --             --             --            --           --
                          ------------   ------------   ------------  ------------  -----------
   Total assets            665,571,605    459,840,279    140,992,387   305,421,995  100,128,669
                          ------------   ------------   ------------  ------------  -----------
Liabilities:

 Payable to Bank                    --          1,360             --            --           --
 Income distribution
  payable                           --             --             --            --           --
 Net payable for
  foreign currency
  exchange contracts

  purchased                         --             --             --            --           --
 Payable for
  investments purchased      3,880,274      2,230,914        400,563     3,978,475    2,390,280
 Payable on collateral

  due to broker            145,802,813     91,093,270     12,651,889    51,024,010           --
 Payable for daily

  variation margin                  --        108,000             --       132,189           --
 Payable for dollar

  roll transactions                 --             --             --            --           --
 Accrued expenses              749,179        547,373        210,667       382,705      203,134
                          ------------   ------------   ------------  ------------  -----------
   Total liabilities       150,432,266     93,980,917     13,263,119    55,517,379    2,593,414
                          ------------   ------------   ------------  ------------  -----------
Net Assets Consist of:

 Paid-in-capital           406,568,388    225,225,933    111,498,326   192,608,634   99,443,795
 Net unrealized
  appreciation
  (depreciation) on
  investments,
  collateral, futures
  contracts and foreign

  currency translation      93,634,678    133,287,018      6,104,755    48,244,529      362,625
 Accumulated net
  realized gain (loss)
  on investments,
  futures contracts and
  foreign currency

  transactions              14,346,948      7,165,023     10,047,452     9,810,274   (1,906,244)
 Undistributed net
  investment
  income/(net operating

  loss)                        589,325        181,388         78,735      (758,821)    (364,921)
                          ------------   ------------   ------------  ------------  -----------
   Total Net Assets       $515,139,339   $365,859,362   $127,729,268  $249,904,616  $97,535,255
                          ------------   ------------   ------------  ------------  -----------
Net Asset Value,
 Offering Price, and
 Redemption Proceeds Per
 Share
 Class Y Shares:
 Net Asset Value and

  Redemption Proceeds

  Per Share                     $15.43         $16.27         $10.24        $15.07       $11.40
 Offering Price Per
  Share                         $15.43         $16.27         $10.24        $15.07       $11.40
 Class A Shares:
 Net Asset Value and
  Redemption Proceeds

  Per Share                     $15.43         $16.27         $10.24        $15.07       $11.40
 Offering Price Per
  Share(a)                      $16.37*        $17.26*        $10.86*       $15.99*      $12.10*
                          ------------   ------------   ------------  ------------  -----------
Net Assets:

 Class Y Shares           $515,139,242   $365,859,262   $127,729,176  $249,904,511  $97,535,164
 Class A Shares                     97            100             92           105           91
                          ------------   ------------   ------------  ------------  -----------
 Total Net Assets         $515,139,339   $365,859,362   $127,729,268  $249,904,616  $97,535,255
                          ============   ============   ============  ============  ===========
Shares Outstanding:

 Class Y Shares             33,394,353     22,482,878     12,479,629    16,587,524    8,559,126
 Class A Shares                      6              6              9             7            8
                          ------------   ------------   ------------  ------------  -----------
   Total shares
    outstanding ($0.0001

    par value)              33,394,359     22,482,884     12,479,638    16,587,531    8,559,134
                          ============   ============   ============  ============  ===========
Investments, at

 identified cost          $420,395,340   $236,472,269   $120,706,383  $198,993,376  $96,074,262
                          ============   ============   ============  ============  ===========
Investments, at tax cost  $420,395,340   $236,472,269   $120,706,383  $198,993,376  $96,074,262
                          ============   ============   ============  ============  ===========

  * Computation of offering price per share 100/94.25 of net asset value.

 ** Computation of offering price per share 100/95.25 of net asset value.

(a) See "What Do Shares Cost?" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

                                                        [_] Marshall Funds


   -------       -------       -------        -------        -------       -------
International   Short-Term   Intermediate    Government    Intermediate     Money
    Stock         Income         Bond          Income        Tax-Free       Market

     Fund          Fund          Fund           Fund           Fund          Fund

   -------       -------       -------        -------        -------       -------

 $229,248,663  $127,343,387  $576,326,074   $281,655,836   $116,396,251 $1,663,994,235

           --     2,692,327     4,711,129     59,410,063             --    182,918,334

   59,517,900            --   130,461,334      5,150,000             --             --
           --            --            --             --         24,433             --

      133,040            --            --             --             --             --
    1,134,246     1,335,278     7,092,537      2,342,190      1,304,581     14,436,402
           --        84,172     4,860,455      6,103,631         35,000             --
      206,792            --            --             --             --             --

           --            --            --             --             --             --
        3,016            --            --             --             --             --
        3,517            --            --             --             --        200,000
 ------------  ------------  ------------   ------------   ------------ --------------
  290,247,174   131,455,164   723,451,529    354,661,720    117,760,265  1,861,548,971
 ------------  ------------  ------------   ------------   ------------ --------------

      255,372       274,340       330,314         72,296             --      1,090,209
           --       609,236     2,729,958      1,295,042        345,672      6,698,717

        2,108            --            --             --             --             --
    2,569,680            --            --     30,525,599      4,308,000     25,000,000

   59,517,900            --   130,461,334      5,150,000             --             --
           --            --            --             --             --             --
           --            --            --     19,630,873             --             --
      391,392        68,888       379,522        256,679         79,088        708,908
 ------------  ------------  ------------   ------------   ------------ --------------
   62,736,452       952,464   133,901,128     56,930,489      4,732,760     33,497,834
 ------------  ------------  ------------   ------------   ------------ --------------

  197,872,551   136,578,228   615,366,908    300,660,067    109,572,774  1,828,051,137



   19,089,737      (965,053)   (3,902,770)    (1,876,438)     3,241,223             --



    9,851,556    (5,110,475)  (21,913,737)    (1,052,398)       211,402             --

      696,878            --            --             --          2,106             --
 ------------  ------------  ------------   ------------   ------------ --------------
 $227,510,722  $130,502,700  $589,550,401   $297,731,231   $113,027,505 $1,828,051,137
 ------------  ------------  ------------   ------------   ------------ --------------




       $12.42         $9.45         $9.39          $9.52         $10.29          $1.00
       $12.42         $9.45         $9.39          $9.52         $10.29          $1.00


       $12.42            --         $9.39          $9.52             --          $1.00
       $13.18*           --         $9.86**        $9.99**           --          $1.00
 ------------  ------------  ------------   ------------   ------------ --------------
 $227,510,624  $130,502,700  $589,549,361   $297,731,132   $113,027,505 $1,714,358,895
           98            --         1,040             99             --    113,692,242
 ------------  ------------  ------------   ------------   ------------ --------------
 $227,510,722  $130,520,700  $589,550,401   $297,731,231   $113,027,505 $1,828,051,137
 ============  ============  ============   ============   ============ ==============

   18,322,789    13,804,096    62,805,126     31,281,030     10,988,709  1,714,358,895
            8            --           111             10             --    113,692,242
 ------------  ------------  ------------   ------------   ------------ --------------

   18,322,797    13,804,096    62,805,237     31,281,040     10,988,709  1,828,051,137
 ============  ============  ============   ============   ============ ==============
 $210,129,220  $131,000,767  $584,939,973   $342,942,337   $113,155,028 $1,846,912,569
 ============  ============  ============   ============   ============ ==============
 $210,129,220  $131,000,767  $584,939,973   $342,942,337   $113,155,028 $1,846,912,569
 ============  ============  ============   ============   ============ ==============

Six Months Ended February 28, 1999 (unaudited)

 Statements of Operations


                            -------     -------     -------     -------      -------
                                       Large-Cap

                            Equity     Growth &     Mid-Cap     Mid-Cap     Small-Cap
                          Income Fund Income Fund Value Fund  Growth Fund  Growth Fund

                            -------     -------     -------     -------      -------
Investment Income:

 Interest income          $ 1,132,967 $   806,166 $   378,285 $   485,242  $   377,496
 Dividend income            6,750,851   1,965,451   1,201,536     134,064       13,600
                          ----------- ----------- ----------- -----------  -----------
   Total income             7,883,818   2,771,617   1,579,821     619,306      391,096
                          ----------- ----------- ----------- -----------  -----------
Expenses:

 Investment advisory fee    1,913,740   1,234,226     518,290     838,760      476,846
 Directors' fees                  981       1,197       1,371       1,364        1,463
 Administrative fees          215,527     142,153      57,241      97,230       57,460
 Custodian fees                37,604      29,319      17,231      21,902        9,637
 Portfolio accounting
  fees                         43,603      38,322      22,675      30,179       20,777
 Transfer and dividend
  disbursing agent fees

  and expenses                 56,722      54,493      42,661      46,056       36,911
 Shareholder services

  fees--Class Y Shares        637,913     411,409     172,763     279,587      119,212
  Class A Shares                   --          --          --          --           --
 Registration fees              9,745      12,035       8,331       7,854        7,182
 Auditing fees                  5,000       7,064       6,615       6,691        6,235
 Legal fees                     2,564       2,360       2,489       2,576        2,144
 Printing and postage           3,189       7,705       7,988      10,341        5,721
 Insurance premiums             6,018       1,757       1,461       1,798        1,278
 Distribution services
  fees--Class A Shares             --          --          --          --           --
 Taxes                         20,174      14,107       5,395      14,655        3,591
 Miscellaneous                 31,553      19,905      10,011      19,134        7,560
                          ----------- ----------- ----------- -----------  -----------
   Total expenses           2,984,333   1,976,052     874,522   1,378,127      756,017
                          ----------- ----------- ----------- -----------  -----------
Deduct--
 Waiver of investment

  advisory fee                     --          --          --          --           --
 Waiver of shareholder
  services fees--

  Class Y Shares                   --          --          --          --           --
                          ----------- ----------- ----------- -----------  -----------
   Total Waivers                   --          --          --          --           --
                          ----------- ----------- ----------- -----------  -----------
Net expenses                2,984,333   1,976,052     874,522   1,378,127      756,017
                          ----------- ----------- ----------- -----------  -----------
Net investment income

 (net operating loss)       4,899,485     795,565     705,299    (758,821)    (364,921)
                          ----------- ----------- ----------- -----------  -----------
Realized and Unrealized
 Gain (Loss) on

 Investments,
 Collateral, Foreign
 Currency and Futures

 Contracts:
 Net realized gain

  (loss) on investment

  transactions
  (identified cost

  basis)                   14,353,644   8,095,607  10,236,211   8,054,854   (3,025,929)
 Net realized gain on
  foreign currency

  transactions                     --          --          --          --           --
 Net realized gain on
  futures contracts
  (identified cost

  basis)                           --     971,733          --   2,166,386    1,029,633
 Net change in
  unrealized
  appreciation

  (depreciation) on
  investments,
  collateral, futures
  contracts and foreign

  currency translation     58,438,972  70,557,868   1,644,080  54,889,457   16,116,338
                          ----------- ----------- ----------- -----------  -----------
Net realized and
 unrealized gain (loss)
 on investments
 collateral, foreign
 currency and futures

 contracts                 72,792,616  79,625,208  11,880,291  65,110,697   14,120,042
                          ----------- ----------- ----------- -----------  -----------
Change in net assets
 resulting from

 operations               $77,692,101 $80,420,773 $12,585,590 $64,351,876  $13,755,121
                          =========== =========== =========== ===========  ===========

(a) Net of Foreign taxes withheld of $87,589.

(b) Net of dollar roll interest expense of $1,823,594.

(See Notes which are an integral part of the Financial Statements)

                                                   [_] Marshall Funds


    -------        -------      -------       -------        -------      -------
                                                           Intermediate    Money

 International   Short-Term   Intermediate  Government       Tax-Free     Market
  Stock Fund     Income Fund   Bond Fund    Income Fund        Fund        Fund

    -------        -------      -------       -------        -------      -------
  $   364,113    $ 4,488,641  $ 19,305,278  $ 9,636,440(b)  $2,505,970  $48,053,250

    2,037,239(a)          --            --           --             --           --
  -----------    -----------  ------------  -----------     ----------  -----------
    2,401,352      4,488,641    19,305,278    9,636,440      2,505,970   48,053,250
  -----------    -----------  ------------  -----------     ----------  -----------
    1,142,617        403,721     1,756,987    1,076,541        322,434    4,424,604
          507          1,376         1,232          865          1,366        1,517
       98,827         57,633       244,975      122,449         50,521      744,307
       62,215         13,457        41,680       26,751         10,748      102,594
       32,895         22,624        50,736       36,066         25,282       82,595
       41,019         18,188        26,443       40,297         14,462      103,193
      285,654        168,217       740,173      358,847        134,347      166,333
           --             --            --           --             --       10,651
        1,401          7,091        24,977        7,673          8,380       86,325
        7,741          7,606         7,296        7,340          6,104        7,951
        2,436          1,620         2,396        1,883          2,219        3,827
        5,312          7,729         5,466       12,600          7,983        7,640
        1,736          1,613         2,114        1,212          1,285        5,231
           --             --            --           --             --      159,769
        5,958          4,619        18,982        9,880          2,756       59,688
        2,576          3,194        25,160        6,400          2,334        5,325
  -----------    -----------  ------------  -----------     ----------  -----------
    1,690,894        718,688     2,948,617    1,708,804        590,221    5,971,550
  -----------    -----------  ------------  -----------     ----------  -----------
           --       (222,010)     (175,699)    (143,539)      (140,745)  (2,211,838)
           --       (154,760)     (681,606)    (330,140)      (123,600)          --
  -----------    -----------  ------------  -----------     ----------  -----------
           --       (376,770)     (857,305)    (473,679)      (264,345)  (2,211,838)
  -----------    -----------  ------------  -----------     ----------  -----------
    1,690,894        341,918     2,091,312    1,235,125        325,876    3,759,712
  -----------    -----------  ------------  -----------     ----------  -----------
      710,458      4,146,723    17,213,966    8,401,315      2,180,094   44,293,538
  -----------    -----------  ------------  -----------     ----------  -----------
   10,462,619       (251,340)     (172,672)     645,905        448,280           --
     (245,392)            --            --           --             --           --
           --             --            --           --             --           --
   10,134,985     (1,987,518)  (13,392,291)  (6,292,830)      (279,447)          --
  -----------    -----------  ------------  -----------     ----------  -----------
   20,352,212     (2,238,858)  (13,564,963)  (5,646,925)       168,833           --
  -----------    -----------  ------------  -----------     ----------  -----------
  $21,062,670    $ 1,907,865  $  3,649,003  $ 2,754,390     $2,348,927  $44,293,538
  ===========    ===========  ============  ===========     ==========  ===========

 Statements of Changes in Net Assets


                                                                           ---------------------------  --------------------------
                                                                                     Equity                     Large-Cap
                                                                                     Income                     Growth &

                                                                                      Fund                     Income Fund

                                                                           ---------------------------  --------------------------
                                                                            Six Months                   Six Months
                                                                              Ended          Year          Ended          Year

                                                                           February 28,      Ended      February 28,     Ended
                                                                               1999       August 31,        1999       August 31,

                                                                           (unaudited)       1998       (unaudited)       1998

                                                                           ------------  -------------  ------------  ------------

Increase (Decrease) in Net Assets
Operations--

 Net investment income (net operating loss)                                $  4,899,485  $   9,626,902  $    795,565  $  1,227,848
 Net realized gain (loss) on investment transactions                         14,353,644     40,283,486     8,095,607    18,456,573
 Net realized gain (loss) on foreign currency transactions                           --             --            --            --
 Net realized gain (loss) on futures contracts                                       --             --       971,733      (844,292)
 Net change in unrealized appreciation (depreciation) of investments,

  collateral, futures contracts and foreign currency translation             58,438,972    (23,760,894)   70,557,868    (9,032,687)
                                                                           ------------  -------------  ------------  ------------
 Change in net assets resulting from operations                              77,692,101     26,149,494    80,420,773     9,807,442
                                                                           ------------  -------------  ------------  ------------
Distributions to Shareholders--

 Dividends to shareholders from net investment income

  Class Y Shares                                                             (4,957,695)    (9,687,514)     (858,873)   (1,128,306)
 Distributions to shareholders from net realized gain on investments
  Class Y Shares                                                            (33,129,352)   (27,002,639)  (16,057,392)  (23,055,255)
                                                                           ------------  -------------  ------------  ------------
 Change in net assets from distributions to shareholders                    (38,087,047)   (36,690,153)  (16,916,265)  (24,183,561)
                                                                           ------------  -------------  ------------  ------------
Capital Stock Transactions--

 Proceeds from sale of shares                                                34,595,642    212,523,763    33,657,720    59,962,072
 Net asset value of shares issued to shareholders in payment of
  distributions declared                                                     34,426,343     29,988,247    16,371,223    23,601,015
 Cost of shares redeemed                                                    (52,352,486)  (104,836,067)  (22,495,493)  (63,972,861)
                                                                           ------------  -------------  ------------  ------------
  Change in net assets from capital stock transactions                       16,669,499    137,675,943    27,533,450    19,590,226
                                                                           ------------  -------------  ------------  ------------
  Change in net assets                                                       56,274,553    127,135,284    91,037,958     5,214,107
Net Assets:
 Beginning of period                                                        458,864,786    331,729,502   274,821,404   269,607,297
                                                                           ------------  -------------  ------------  ------------
 End of period                                                             $515,139,339  $ 458,864,786  $365,859,362  $274,821,404
                                                                           ============  =============  ============  ============
Undistributed net investment income included in net assets

 at end of period                                                          $    589,325  $     647,535  $    181,388  $    244,696
                                                                           ============  =============  ============  ============
Net gain (loss) as computed for federal tax purposes                       $ 14,353,644  $  40,283,486  $  9,067,340  $ 15,866,698
                                                                           ============  =============  ============  ============

(See Notes which are an integral part of the Financial Statements)

                                                   [_] Marshall Funds


--------------------------  --------------------------  --------------------------  ---------------------------
                                                                Small-Cap

         Mid-Cap                     Mid-Cap                     Growth                   International
       Value Fund                  Growth Fund                    Fund                      Stock Fund

--------------------------  --------------------------  --------------------------  ---------------------------
 Six Months                  Six Months                  Six Months                  Six Months
   Ended          Year         Ended          Year         Ended          Year         Ended          Year

February 28,     Ended      February 28,     Ended      February 28,     Ended      February 28,      Ended
    1999       August 31,       1999       August 31,       1999       August 31,       1999       August 31,

(unaudited)       1998      (unaudited)       1998      (unaudited)       1998      (unaudited)       1998
------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------


$    705,299  $  1,595,862  $   (758,821) $ (1,775,264) $   (364,921) $ (1,015,186) $    710,458  $   5,028,964
  10,236,211    11,719,164     8,054,854    17,091,286    (3,025,929)    3,744,474    10,462,619        309,389
          --            --     2,166,386            --            --            --      (245,392)      (233,199)
          --            --            --       264,890     1,029,633      (200,587)           --             --

   1,644,080   (16,549,975)   54,889,457   (36,178,485)   16,116,338   (23,578,293)   10,134,985    (29,288,960)
------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
  12,585,590    (3,234,949)   64,351,876   (20,597,573)   13,755,121   (21,049,592)   21,062,670    (24,183,806)
------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------


    (998,368)   (1,713,554)           --            --            --            --    (4,598,552)    (3,675,610)

 (11,607,868)  (21,031,640)  (12,958,800)  (23,952,792)     (187,364)   (2,485,675)           --     (4,959,734)
------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
 (12,606,236)  (22,745,194)  (12,958,800)  (23,952,792)     (187,364)   (2,485,675)   (4,598,552)    (8,635,344)
------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------

   7,208,782    57,448,236    41,638,675    99,091,260    24,938,182    76,581,765    60,179,495    163,353,256

  11,879,368    21,339,106    12,799,676    23,567,478       185,274     2,464,966     2,562,588      6,828,038
 (25,958,046)  (63,330,825)  (43,315,226)  (87,703,412)  (21,013,963)  (32,078,052)  (76,943,989)  (138,963,126)
------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
  (6,869,896)   15,456,517    11,123,125    34,955,326     4,109,493    46,968,679   (14,201,906)    31,218,168
------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
  (6,890,542)  (10,523,626)   62,516,201    (9,595,039)   17,677,250    23,433,412     2,262,212     (1,600,982)

 134,619,810   145,143,436   187,388,415   196,983,454    79,858,005    56,424,593   225,248,510    226,849,492
------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
$127,729,268  $134,619,810  $249,904,616  $187,388,415  $ 97,535,255  $ 79,858,005  $227,510,722  $ 225,248,510
============  ============  ============  ============  ============  ============  ============  =============

$     78,735  $    371,804  $         --            --  $         --            --  $    696,878  $   4,584,972
============  ============  ============  ============  ============  ============  ============  =============
$ 10,236,211  $ 11,887,632  $ 10,221,240  $ 17,342,069  $ (1,996,296) $  2,972,697  $ 10,217,227  $     673,502
============  ============  ============  ============  ============  ============  ============  =============


                                                                           ---------------------------
                                                                                   Short-Term
                                                                                     Income

                                                                                      Fund

                                                                           ---------------------------
                                                                            Six Months
                                                                              Ended           Year

                                                                           February 28,      Ended
                                                                               1999        August 31,

                                                                           (unaudited)        1998

                                                                           -------------  -------------

Increase (Decrease) in Net Assets
Operations--

 Net investment income (net operating loss)                                $  4,146,723   $  9,021,548
 Net realized gain (loss) on investment transactions                           (251,340)    (1,166,498)
 Net realized gain (loss) on foreign currency transactions                           --             --
 Net realized gain (loss) on futures contracts                                       --             --
 Net change in unrealized appreciation (depreciation) of investments,
  collateral, futures contracts and foreign currency translation             (1,987,518)       619,229
                                                                           ------------   ------------
 Change in net assets resulting from operations                               1,907,865      8,474,279
                                                                           ------------   ------------
Distributions to Shareholders--

 Dividends to shareholders from net investment income

  Class Y Shares                                                             (4,146,723)    (9,021,548)
 Distributions to shareholders from net realized gain on investments
  Class Y Shares                                                                     --             --
                                                                           ------------   ------------
 Change in net assets from distributions to shareholders                     (4,146,723)    (9,021,548)
                                                                           ------------   ------------
Capital Stock Transactions--

 Proceeds from sale of shares                                                34,787,715     68,282,147
 Net asset value of shares issued to shareholders in payment of
  distributions declared                                                      1,982,558      4,343,981
 Cost of shares redeemed                                                    (37,214,864)   (87,673,401)
                                                                           ------------   ------------
  Change in net assets from capital stock transactions                         (444,591)   (15,047,273)
                                                                           ------------   ------------
  Change in net assets                                                       (2,683,449)   (15,594,542)
Net Assets:
 Beginning of period                                                        133,186,149    148,780,691
                                                                           ------------   ------------
 End of period                                                             $130,502,700   $133,186,149
                                                                           ============   ============
Undistributed net investment income included in net assets

 at end of period                                                                    --             --
                                                                           ============   ============
Net gain (loss) as computed for federal tax purposes                       $   (251,340)  $   (618,371)
                                                                           ============   ============


 Statements of Changes in Net Assets


                                                                                                     --------------------------

                                                                                                           Intermediate
                                                                                                             Bond Fund

                                                                                                     --------------------------
                                                                                                      Six Months
                                                                                                        Ended          Year

                                                                                                     February 28,     Ended
                                                                                                         1999       August 31,

                                                                                                     (unaudited)       1998

                                                                                                     ------------  ------------

Increase (Decrease) in Net Assets
Operations--

 Net investment income                                                                               $ 17,213,966  $ 31,179,790
 Net realized gain (loss) on investment transactions                                                     (172,672)    1,740,828
 Net change in unrealized appreciation (depreciation) of investments, collateral,

  futures contracts, and foreign currency translation                                                 (13,392,291)    7,755,997
                                                                                                     ------------  ------------
   Change in net assets resulting from operations                                                       3,649,003    40,676,615
                                                                                                     ------------  ------------
Distributions to Shareholders--

 Dividends to shareholders from net investment income:

  Class Y Shares                                                                                      (17,213,963)  (31,179,790)
  Class A Shares                                                                                               (3)           --
 Distributions from shareholders from net realized gain on investments

  Class Y Shares                                                                                               --            --
                                                                                                     ------------  ------------
   Change in net assets from distributions to shareholders                                            (17,213,966)  (31,179,790)
                                                                                                     ------------  ------------
Capital Stock Transactions--

  Proceeds from sale of shares                                                                         55,803,528   256,079,048
  Net asset value of shares issued to shareholders in payment of dividends declared                     5,648,003    13,270,752
  Cost of shares redeemed                                                                             (48,005,194)  (87,411,885)
                                                                                                     ------------  ------------
   Change in net assets from capital stock transactions                                                13,446,337   181,937,915
                                                                                                     ------------  ------------
   Change in net assets                                                                                  (118,626)  191,434,740
Net Assets:
  Beginning of period                                                                                 589,669,027   398,234,287
                                                                                                     ------------  ------------
  End of period                                                                                      $589,550,401  $589,669,027
                                                                                                     ============  ============
Undistributed net investment income included in net assets at end of period                                    --            --
                                                                                                     ============  ============
Net gain (loss) as computed for federal tax purposes                                                 $   (172,672) $    760,870
                                                                                                     ============  ============

(See Notes which are an integral part of the Financial Statements)

                                                        [_] Marshall Funds


 --------------------------  --------------------------  ------------------------------
        Government                 Intermediate                      Money
          Income                     Tax-Free                       Market

           Fund                        Fund                          Fund

 --------------------------  --------------------------  ------------------------------
  Six Months                  Six Months                   Six Months
    Ended          Year         Ended          Year          Ended            Year

 February 28,     Ended      February 28,     Ended       February 28,       Ended
     1999       August 31,       1999       August 31,        1999         August 31,

 (unaudited)       1998      (unaudited)       1998       (unaudited)         1998
 ------------  ------------  ------------  ------------  --------------  --------------

 $  8,401,315  $ 15,508,284  $  2,180,094  $  4,014,103  $   44,293,538  $   82,839,430
      645,905     1,854,374       448,280       825,890              --              --

   (6,292,830)    3,216,704      (279,447)    1,904,633              --              --
 ------------  ------------  ------------  ------------  --------------  --------------
    2,754,390    20,579,362     2,348,927     6,744,626      44,293,538      82,839,430
 ------------  ------------  ------------  ------------  --------------  --------------


   (8,401,314)  (15,508,284)   (2,181,497)   (4,010,594)    (41,771,208)    (78,163,550)
           (1)           --            --            --      (2,522,330)     (4,675,880)

      (83,554)           --      (728,088)           --              --              --
 ------------  ------------  ------------  ------------  --------------  --------------
   (8,484,869)  (15,508,284)   (2,909,585)   (4,010,594)    (44,293,538)    (82,839,430)
 ------------  ------------  ------------  ------------  --------------  --------------

   40,830,789    98,456,886    15,168,479    27,565,906   3,344,512,622   5,479,189,898
    4,196,291     8,809,411       852,937       369,721      10,740,166      18,085,713
  (21,877,984)  (35,667,208)   (4,025,365)  (17,185,505) (3,221,143,396) (5,183,477,454)
 ------------  ------------  ------------  ------------  --------------  --------------
   23,149,096    71,599,089    11,996,051    10,750,122     134,109,392     313,798,157
 ------------  ------------  ------------  ------------  --------------  --------------
   17,418,617    76,670,167    11,435,393    13,484,154     134,109,392     313,798,157

  280,312,614   203,642,447   101,592,112  $ 88,107,958   1,693,941,745   1,380,143,588
 ------------  ------------  ------------  ------------  --------------  --------------
 $297,731,231  $280,312,614  $113,027,505  $101,592,112  $1,828,051,137  $1,693,941,745
 ============  ============  ============  ============  ==============  ==============
           --            --  $      2,106  $      3,509              --              --
 ============  ============  ============  ============  ==============  ==============
 $    645,905  $  1,948,002  $    448,280  $    825,890              --              --
 ============  ============  ============  ============  ==============  ==============

 Financial Highlights--Class Y Shares

*****

                                Distributions to

                                shareholders from

                                  Net realized and                           net realized gain
                                     unrealized                                on investment

                         Net       gain/(loss) on               Dividends to   transactions,
            Net Asset investment    investments,                shareholders      futures

  Period     value,    income/   collateral, futures Total from   from net    contracts, and                 Net Asset
  Ended     beginning operating     contracts and    investment  investment  foreign currency      Total     value, end   Total

August 31,  of period   (loss)    foreign currency   operations    income      transactions    distributions of period  return(e)

----------  --------- ---------- ------------------- ---------- ------------ ----------------- ------------- ---------- ---------
Equity Income Fund
1994(a)      $10.00      0.28           (0.09)          0.19       (0.23)             --           (0.23)      $ 9.96      2.02%
1995         $ 9.96      0.33            1.26           1.59       (0.33)             --           (0.33)      $11.22     16.40%
1996         $11.22      0.34            2.00           2.34       (0.35)          (0.21)          (0.56)      $13.00     21.20%
1997         $13.00      0.33            3.51           3.84       (0.34)          (0.86)          (1.20)      $15.64     30.95%
1998         $15.64      0.31           (0.19)(h)       0.12       (0.32)          (1.27)          (1.59)      $14.17      0.04%
1999(k)      $14.17      0.15            2.30           2.45       (0.15)          (1.04)          (1.19)      $15.43     17.12%
Large-Cap Growth & Income Fund
1994         $10.08      0.07           (0.03)          0.04       (0.07)             --           (0.07)      $10.05      0.44%
1995         $10.05      0.09            1.59           1.68       (0.09)             --           (0.09)      $11.64     16.85%
1996         $11.64      0.16            1.17           1.33       (0.15)          (0.66)          (0.81)      $12.16     11.56%
1997         $12.16      0.10            3.76           3.86       (0.12)          (1.94)          (2.06)      $13.96     34.50%
1998         $13.96      0.06            0.46           0.52       (0.06)          (1.18)          (1.24)      $13.24      3.44%
1999(k)      $13.24      0.04            3.80           3.84       (0.04)          (0.77)          (0.81)      $16.27     29.24%
Mid-Cap Value Fund
1994(a)      $10.00      0.12            0.93           1.05       (0.10)             --           (0.10)      $10.95     10.59%
1995         $10.95      0.22            1.22           1.44       (0.20)          (0.11)          (0.31)      $12.08     13.57%
1996         $12.08      0.21            0.78           0.99       (0.21)          (0.88)          (1.09)      $11.98      8.53%
1997         $11.98      0.15            3.05           3.20       (0.15)          (1.89)          (2.04)      $13.14     30.20%
1998         $13.14      0.10           (0.92)         (0.82)      (0.12)          (1.95)          (2.07)      $10.25     (7.75%)
1999(k)      $10.25      0.06            0.95           1.01       (0.08)          (0.94)          (1.02)      $10.24      9.13%
Mid-Cap Growth Fund
1994(a)      $10.00      0.02           (0.29)         (0.27)      (0.01)          (0.03)          (0.04)      $ 9.69     (2.74)%
1995         $ 9.69     (0.00)           2.62           2.62       (0.01)             --           (0.01)      $12.30     27.06%
1996         $12.30     (0.06)           2.24           2.18          --           (0.92)          (0.92)      $13.56     18.92%
1997         $13.56     (0.08)           2.56           2.48          --           (1.22)          (1.22)      $14.82     19.14%
1998         $14.82     (0.13)          (0.93)         (1.06)         --           (1.81)          (1.81)      $11.95     (8.77)%
1999(k)      $11.95     (0.05)           3.99           3.94          --           (0.82)          (0.82)      $15.07     33.79%
Small-Cap Growth Fund
1997(b)      $10.00     (0.08)           2.27           2.19          --              --              --       $12.19     21.90%
1998         $12.19     (0.22)          (1.66)         (1.88)         --           (0.49)          (0.49)      $ 9.82    (16.25)%
1999(k)      $ 9.82     (0.04)           1.64           1.60          --           (0.02)          (0.02)      $11.40     16.31%
International Stock Fund
1995(c)      $10.00      0.20            0.01           0.21       (0.05)             --           (0.05)      $10.16      2.11%
1996         $10.16      0.21            0.96           1.17       (0.22)          (0.03)          (0.25)      $11.08     11.71%
1997         $11.08      0.18            2.29           2.47       (0.26)          (0.09)          (0.35)      $13.20     22.73%
1998         $13.20      0.26           (1.42)         (1.16)      (0.21)          (0.29)          (0.50)      $11.54     (9.09%)
1999(k)      $11.54      0.05            1.08           1.13       (0.25)             --           (0.25)      $12.42      9.74%



            Ratios to Average Net Assets

            ------------------------------------
                                                  Net Assets,

  Period                  Net                         end      Portfolio
  Ended                investment     Expense      of period   turnover

August 31,  Expenses     income      waiver(g)   (000 omitted)   rate

----------- ---------- ------------- ----------- ------------- ---------
Equity Income Fund
1994(a)       1.01%(f)    3.30%(f)     0.16%(f)    $ 49,396        44%
1995          1.01%       3.45%        0.09%       $107,499        43%
1996          0.98%       2.83%          --        $173,402        60%
1997          1.22%       2.31%          --        $331,730        61%
1998          1.17%       2.01%          --        $458,865        69%
1999(k)       1.17%(f)    1.92%(f)       --        $515,139        35%
Large-Cap Growth & Income Fund
1994          0.99%       0.77%        0.01%       $250,155        86%
1995          0.98%       0.88%        0.01%       $257,019        79%
1996          0.97%       1.28%          --        $251,583       147%
1997          1.23%       0.78%          --        $269,607        43%
1998          1.21%       0.40%          --        $274,821        33%
1999(k)       1.20%(f)    0.48%(f)       --        $365,859        14%
Mid-Cap Value Fund
1994(a)       1.00%(f)    1.82%(f)     0.15%(f)    $218,755        39%
1995          0.96%       1.98%          --        $220,436        78%
1996          0.98%       1.68%          --        $195,066        67%
1997          1.23%       1.20%          --        $145,143        55%
1998          1.25%       0.96%          --        $134,620        59%
1999(k)       1.27%(f)    1.02%(f)       --        $127,729        64%
Mid-Cap Growth Fund
1994(a)       1.01%(f)    0.23%(f)     0.28%(f)    $ 53,642       113%
1995          1.01%      (0.13%)       0.08%       $108,256       157%
1996          1.01%      (0.47%)         --        $143,236       189%
1997          1.24%      (0.52%)         --        $196,983       211%
1998          1.23%      (0.79%)         --        $187,388       167%
1999(k)       1.23%(f)   (0.68%)(f)      --        $249,905       105%
Small-Cap Growth Fund
1997(b)       1.80%(f)   (0.94%)(f)      --        $ 56,425       183%
1998          1.60%      (1.18%)         --        $ 79,858       139%
1999(k)       1.59%(f)   (0.77%)(f)      --        $ 97,535        98%
International Stock Fund
1995(c)       1.54%(f)    2.42%(f)     0.04%(f)    $ 94,048        61%
1996          1.35%       2.58%          --        $143,783        26%
1997          1.59%       1.80%          --        $226,849        26%
1998          1.49%       2.01%          --        $225,248        24%
1999(k)       1.48%(f)    0.62%(f)       --        $227,511        14%


Short-Term Income Fund

1994     $ 9.95 0.45 (0.25)  0.20  (0.44)    --     (0.44) $ 9.71  2.05%  0.50%    4.58%    0.39%    $  100,452 185%
1995     $ 9.71 0.56  0.05   0.61  (0.58)    --     (0.58) $ 9.74  6.47%  0.51%    5.78%    0.40%    $   84,273 194%
1996     $ 9.74 0.62 (0.15)  0.47  (0.62)    --     (0.62) $ 9.59  4.92%  0.51%    6.16%    0.40%    $  100,846 144%
1997     $ 9.59 0.63  0.04   0.67  (0.62)    --     (0.62) $ 9.64  7.20%  0.49%    6.46%    0.59%    $  148,781 101%
1998     $ 9.64 0.61 (0.03)  0.58  (0.61)    --     (0.61) $ 9.61  6.22%  0.50%    6.40%    0.55%    $  133,186  90%
1999(k)  $ 9.61 0.29 (0.16)  0.13  (0.29)    --     (0.29) $ 9.45  1.31%  0.51%(f) 6.16%(f) 0.56%(f) $  130,503  65%
Intermediate Bond Fund
1994     $10.40 0.61 (0.81) (0.20) (0.67) (0.17)    (0.84) $ 9.36 (2.02%) 0.71%    6.26%    0.11%    $  357,740 228%
1995     $ 9.36 0.61  0.16   0.77  (0.62)    --     (0.62) $ 9.51  8.58%  0.71%    6.50%    0.08%    $  344,071 232%
1996     $ 9.51 0.58 (0.25)  0.33  (0.58)    --     (0.58) $ 9.26  3.52%  0.72%    6.14%    0.09%    $  403,657 201%
1997     $ 9.26 0.58  0.18   0.76  (0.58)    --     (0.58) $ 9.44  8.42%  0.72%    6.17%    0.31%    $  398,234 144%
1998     $ 9.44 0.58  0.16   0.74  (0.58)    --     (0.58) $ 9.60  8.00%  0.71%    6.02%    0.29%    $  589,669 148%
1999(k)  $ 9.60 0.28 (0.21)  0.07  (0.28)    --     (0.28) $ 9.39  0.69%  0.71%(f) 5.88%(f) 0.29%(f) $  589,549  71%
Government Income Fund
1994     $10.22 0.64 (0.78) (0.14) (0.68) (0.14)    (0.82) $ 9.26 (1.34%) 0.86%    6.58%    0.40%    $   64,823 175%
1995     $ 9.26 0.60  0.27   0.87  (0.62)    --     (0.62) $ 9.51  9.78%  0.86%    6.54%    0.26%    $  103,708 360%
1996     $ 9.51 0.62 (0.24)  0.38  (0.62)    --     (0.62) $ 9.27  4.02%  0.86%    6.51%    0.19%    $  138,458 268%
1997     $ 9.27 0.62  0.22   0.84  (0.62)    --     (0.62) $ 9.49  9.35%  0.86%    6.62%    0.38%    $  203,642 299%
1998     $ 9.49 0.61  0.21   0.82  (0.61)    --     (0.61) $ 9.70  8.92%  0.87%    6.38%    0.34%    $  280,313 353%
1999(k)  $ 9.70 0.31 (0.22)  0.09  (0.27) (0.00)(i) (0.27) $ 9.52  1.00%  0.86%(f) 5.85%(f) 0.33%(f) $  297,731  65%
Intermediate Tax-Free Fund
1994(d)  $10.00 0.19 (0.29) (0.10) (0.19)    --     (0.19) $ 9.71 (0.94%) 0.62%(f) 3.58%(f) 0.59%(f) $   35,212  45%
1995     $ 9.71 0.42  0.20   0.62  (0.42)    --     (0.42) $ 9.91  6.58%  0.61%    4.35%    0.47%    $   46,051 105%
1996     $ 9.91 0.43 (0.08)  0.35  (0.43)    --     (0.43) $ 9.83  3.57%  0.61%    4.34%    0.37%    $   65,927  41%
1997     $ 9.83 0.43  0.21   0.64  (0.43)    --     (0.43) $10.04  6.67%  0.61%    4.35%    0.54%    $   88,108  53%
1998     $10.04 0.43  0.29   0.72  (0.43)    --     (0.43) $10.33  7.31%  0.61%    4.22%    0.51%    $  101,592  68%
1999(k)  $10.33 0.22  0.03   0.25  (0.22) (0.07)    (0.29) $10.29  2.32%  0.61%(f) 4.06%(f) 0.49%(f) $  113,028  13%

Money Market Fund(j)

1994     $ 1.00 0.03    --   0.03  (0.03)    --     (0.03) $ 1.00  3.41%  0.40%    3.40%    0.29%    $  967,988  --
1995     $ 1.00 0.05    --   0.05  (0.05)    --     (0.05) $ 1.00  5.57%  0.41%    5.44%    0.26%    $1,128,623  --
1996     $ 1.00 0.05    --   0.05  (0.05)    --     (0.05) $ 1.00  5.39%  0.41%    5.29%    0.26%    $1,039,659  --
1997     $ 1.00 0.05    --   0.05  (0.05)    --     (0.05) $ 1.00  5.35%  0.41%    5.22%    0.26%    $1,290,659  --
1998     $ 1.00 0.05    --   0.05  (0.05)    --     (0.05) $ 1.00  5.51%  0.41%    5.37%    0.25%    $1,588,817  --
1999(k)  $ 1.00 0.02    --   0.02  (0.02)    --     (0.02) $ 1.00  2.52%  0.41%(f) 5.02%(f) 0.25%(f) $1,714,359  --

(a) Reflects operations for the (g) This voluntary expense decrease is period from October 1, 1993 reflected in both the expense and net (date of initial public investment income ratios shown above. investment) to August 31, (h) The amount shown in this caption for a 1994. share outstanding does not correspond

(b) Reflects operations for the with the aggregate net realized and period from September 3, 1996 unrealized gain (loss) on investments, (date of initial public collateral, Futures Contracts and investment) to August 31, foreign currency for the period ended 1997. due to the timing of sales and

(c) Reflects operations for the        repurchases of Fund shares in relation
    period from September 2, 1994      to fluctuating market values of the
    (date of initial public            investments of the Fund.
    investment) to August 31,      (i) Distributions less than one cent per
    1995.                              share.

(d) Reflects operations for the (j) Effective December 1998, Class A Shares period from February 2, 1994 changed its share class name to Class Y (date of initial public shares. investment) to August 31, (k) Six months ended February 28, 1999 1994. (unaudited).

(e) Based on net asset value.
(f) Computed on an annualized

    basis.

February 28, 1999 (unaudited)

 Notes to Financial Statements

1. Organization

  Marshall Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company. The Corporation consists of eleven diversified portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:


                     Portfolio Name                                                     Investment Objective

                     --------------                                                     --------------------

 Marshall Equity Income Fund ("Equity Income Fund")                 Above-average dividend income with appreciation of capital.
 Marshall Large-Cap Growth & Income Fund                            Growth of capital and income.

  ("Large-Cap Growth & Income Fund")

 Marshall Mid-Cap Value Fund ("Mid-Cap Value Fund")                 Long-term capital growth and income.
 Marshall Mid-Cap Growth Fund ("Mid-Cap Growth Fund")               Appreciation of capital.
 Marshall Small-Cap Growth Fund ("Small-Cap Growth Fund")           Appreciation of capital.
 Marshall International Stock Fund ("International Stock Fund")     Long-term capital growth.
 Marshall Short-Term Income Fund ("Short-Term Income Fund")         Maximize total return consistent with current income.
 Marshall Intermediate Bond Fund ("Intermediate Bond Fund")         Maximize total return consistent with current income.
 Marshall Government Income Fund ("Government Income Fund")         Current income.
 Marshall Intermediate Tax-Free Fund ("Intermediate Tax-Free Fund") Provide as high a level of income that is exempt from federal income tax as is consistent with preservation of capital.

 Marshall Money Market Fund ("Money Market Fund") Current income consistent with stability of principal.


  The Funds (except Short-Term Income Fund and Intermediate Tax-Free Fund) are offered in two classes of shares: Class Y Shares and Class A Shares. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

  On December 22, 1997, the Equity Income Fund, Mid-Cap Value Fund, and Intermediate Bond Fund each acquired portfolios of a common trust fund managed by the Adviser. The acquisition was accomplished by a tax-free exchange at fair market value.

--------------------------------------------------------------------------------


Fund                      Shares   Value of Shares

----                    ---------- ---------------
Equity Income Fund      10,643,152  $162,840,218
Mid-Cap Value Fund       3,632,596  $ 40,794,056
Intermediate Bond Fund  14,808,934  $140,979,572


--------------------------------------------------------------------------------

2. Significant Accounting Policies

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  Investment Valuations--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities and investments in closed end investment companies are valued at the last sale price reported on a national securities exchange. Money Market Fund's use of the amortized cost method to value portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value funds within the Corporation, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

  Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction, including accrued interest.

                                                        [_] Marshall Funds

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser (or sub-adviser with respect to International Stock Fund) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

  Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

  Federal Taxes--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

  However, federal taxes may be imposed on International Stock Fund upon the disposition of investments in passive foreign investment companies. Withholding taxes on foreign dividends have been provided for in accordance with the International Stock Fund's understanding of the applicable country's tax rules and rates.

  At August 31, 1998, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:

-------------------------------------------------------------------------------


                        Capital Loss  Capital Loss  Capital Loss  Capital Loss  Capital Loss
                        Carryforward  Carryforward  Carryforward  Carryforward  Carryforward     Total
                        to Expire in  to Expire in  to Expire in  to Expire in  to Expire in  Capital Loss

Fund                        2002          2003          2004          2005          2006      Carryforward
----                    ------------  ------------  ------------  ------------  ------------  ------------
Short-Term Income Fund    $302,405    $ 1,898,650    $  556,158    $  545,815     $618,371    $ 3,921,399
Intermediate Bond Fund          --     15,641,683     6,100,494            --           --     21,742,177
Government Income Fund          --         13,905            --     1,184,492           --      1,198,397


-------------------------------------------------------------------------------

  Net realized capital losses on Short-Term Income Fund, and Government Income Fund of $937,735, and $416,086, respectively, attributable to security transactions incurred after October 31, 1997, were treated as arising on the first day of each Fund's next taxable year (September 1, 1998).

  Net realized losses on International Stock Fund of $364,576, attributable to foreign currency transactions incurred after October 31, 1997, were treated as arising on the first day of International Stock Fund's next taxable year (September 1, 1998).

  When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  Deferred Expenses--The costs incurred by each Fund with respect to registration of their shares in their first fiscal year, excluding the initial expense of registering their shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

  Futures Contracts--Large-Cap Growth & Income Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund and Small-Cap Growth Fund purchase stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

  At February 28, 1999, the Mid-Cap Value Fund had no outstanding futures contracts.

 Notes to Financial Statements (continued)

  At February 28, 1999, the Large-Cap Growth & Income Fund had outstanding futures contracts as set forth below:

-------------------------------------------------------------------------------


Expiration Date    Contracts to Receive     Position     Unrealized Appreciation

---------------    --------------------     --------     -----------------------
  March 1999            72 S&P 500            Long             $1,412,995

-------------------------------------------------------------------------------

  At February 28, 1999, the Mid-Cap Growth Fund had outstanding futures contracts as set forth below:

-------------------------------------------------------------------------------


Expiration Date   Contracts to Receive   Position   Unrealized (Depreciation)

---------------   --------------------   --------   -------------------------
  March 1999           10 S&P 500          Long            ($142,690)

-------------------------------------------------------------------------------

  At February 28, 1999, the Small-Cap Growth Fund had outstanding futures contracts as set forth below:

-------------------------------------------------------------------------------


Expiration Date   Contracts to Receive   Position   Unrealized (Depreciation)

---------------   --------------------   --------   -------------------------
  March 1999        35 Russell 2000        Long            ($194,691)

-------------------------------------------------------------------------------

  Foreign Exchange Contracts--International Stock Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked to market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. As of February 28, 1999, International Stock Fund had outstanding foreign exchange contracts as set forth below:

-------------------------------------------------------------------------------


                         Foreign Currency                    Contracts at   Unrealized

Settlement Date          Units to Receive    In Exchange For    Value     (Depreciation)
---------------       ---------------------- --------------- ------------ --------------
Contracts Purchased:
3/1/1999--3/3/1999    682,282 Pound Sterling   $1,095,771     $1,093,663     ($2,108)


-------------------------------------------------------------------------------

  Foreign Currency Translation--The accounting records of International Stock Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FCs") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  Dollar Roll Transactions--The Funds, except for Money Market Fund, may enter into dollar roll transactions, with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds loan mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Funds' current yield and total return.

                                                        [_] Marshall Funds

  Securities Lending--The Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Funds receive cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the market value on securities loaned, plus interest. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. The Funds reimburse the custodian for the costs directly associated with the Funds' participation in the securities lending program.

  As of February 28, 1999, the value of securities loaned plus interest, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:

-------------------------------------------------------------------------------


                                                                     Market Value of

                           Market Value of  Payable on Collateral Reinvested Collateral

Fund                      Securities Loaned     Due to Broker          Securities

----                      ----------------- --------------------- ---------------------
Equity Income Fund          $141,313,619        $145,802,813          $145,802,813
Large-Cap Growth &

 Income Fund                $ 87,958,949        $ 91,093,270          $ 91,093,270
Mid-Cap Value Fund          $ 12,120,386        $ 12,651,889          $ 12,651,889
Mid-Cap Growth Fund         $ 50,211,333        $ 51,024,010          $ 51,024,010
International Stock Fund    $ 53,808,298        $ 59,517,900          $ 59,517,900
Intermediate Bond Fund      $127,462,928        $130,461,334          $130,461,334
Government Income Fund      $  5,002,350        $  5,150,000          $  5,150,000

-------------------------------------------------------------------------------

  Individual reinvested cash collateral securities in excess of 5% of fund net assets at February 28, 1999 are as follows:

-------------------------------------------------------------------------------


Repurchase Agreements:

Bank of America, 4.975%, 3/1/99 (Secured by asset-backed

 securities and corporate bonds and notes)                                   Large-Cap Growth & Income Fund   $40,000,000
                                                                             Mid-Cap Growth Fund              $25,000,000
Morgan Stanley Co., Inc., 5.000%, 3/1/99 (Secured by asset-backed

 securities and corporate bonds and notes)                                   Large-Cap Growth & Income Fund   $30,000,000
                                                                             International Stock Fund         $20,000,000
                                                                             Intermediate Bond Fund           $45,000,000
Investment Companies:

Dreyfus Cash Management Plus                                                 International Stock Fund         $12,754,932
Prudential Institutional Liquidity Portfolio                                 Equity Income Fund               $45,000,000
                                                                             Mid-Cap Value Fund               $10,000,000

Prudential Securities Group Fund Agreement                                   International Stock Fund         $15,000,000
Merrimac Cash Fund                                                           Equity Income Fund               $43,000,000

-------------------------------------------------------------------------------

  Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Funds' restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Funds' pricing committee.

  Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  Other--Investment transactions are accounted for on the trade date.

 Notes to Financial Statements (continued)

3. Capital Stock

  The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. At February 28, 1999, the capital paid-in was as follows:

--------------------------------------------------------------------------------


                                Capital Paid-

Fund                                  In

----                            --------------

Equity Income Fund              $  406,568,388
Large-Cap Growth & Income Fund  $  225,225,933

Mid-Cap Value Fund              $  111,498,326
Mid-Cap Growth Fund             $  192,608,634
Small-Cap Growth Fund           $   99,443,795
International Stock Fund        $  197,872,551
Short-Term Income Fund          $  136,578,228
Intermediate Bond Fund          $  615,366,908
Government Income Fund          $  300,660,067
Intermediate Tax-Free Fund      $  109,572,774
Money Market Fund               $1,828,051,137

--------------------------------------------------------------------------------

  Transactions in capital stock were as follows:

--------------------------------------------------------------------------------


                                                      Large-Cap Growth

                            Equity Income Fund          & Income Fund         Mid-Cap Value Fund

                          -----------------------  -----------------------  -----------------------
                           Six-Months               Six-Months               Six-Months
                             Ended     Year Ended     Ended     Year Ended     Ended     Year Ended

                          February 28, August 31,  February 28, August 31,  February 28, August 31,
                              1999        1998         1999        1998         1999        1998

Class Y Shares            ------------ ----------  ------------ ----------  ------------ ----------
Shares sold                 2,201,642  15,738,873    2,157,916   4,089,991      666,139   5,453,000
Shares issued to
 shareholders in payment
 of distributions

 declared                   2,168,876   1,937,827    1,042,350   1,725,616    1,071,333   1,866,937
Shares redeemed            (3,360,638) (6,501,126)  (1,468,083) (4,377,201)  (2,390,978) (5,229,996)
                           ----------  ----------   ----------  ----------   ----------  ----------
Net change resulting
 from Class Y Share

 transactions               1,009,880  11,175,574    1,732,183   1,438,406     (653,506)  2,089,941
                           ==========  ==========   ==========  ==========   ==========  ==========

--------------------------------------------------------------------------------


                                                 Large-Cap Growth

                        Equity Income Fund         & Income Fund        Mid-Cap Value Fund

                      ----------------------- ----------------------- -----------------------
                      Period Ended Year Ended Period Ended Year Ended Period Ended Year Ended
                      February 28, August 31, February 28, August 31, February 28, August 31,

                         1999*        1998       1999*        1998       1999*        1998
Class A Shares        ------------ ---------- ------------ ---------- ------------ ----------
Shares sold                    6           --          6          --           9          --

                       ---------   ----------  ---------   ---------    --------   ---------
Net change resulting
 from Class A Share

 transactions                  6           --          6          --           9          --
                       =========   ==========  =========   =========    ========   =========
Net change resulting
 from Fund Share

 transactions          1,009,886   11,175,574  1,732,189   1,438,406    (653,497)  2,089,941
                       =========   ==========  =========   =========    ========   =========

--------------------------------------------------------------------------------


                                                          Small-Cap              International

                            Mid-Cap Growth Fund          Growth Fund               Stock Fund

                          -----------------------  -----------------------  ------------------------
                           Six-Months               Six-Months               Six Months
                             Ended     Year Ended     Ended     Year Ended     Ended     Year Ended

                          February 28, August 31,  February 28, August 31,  February 28, August 31,
                              1999        1998         1999        1998         1999        1998

Class Y Shares            ------------ ----------  ------------ ----------  ------------ -----------
Shares sold                 3,035,407   6,547,612    2,244,753   5,767,967    4,906,327   11,989,024
Shares issued to
 shareholders in payment
 of distributions

 declared                     950,942   1,710,267       15,715     199,269      201,461      545,806
Shares redeemed            (3,080,963) (5,865,009)  (1,834,356) (2,462,788)  (6,304,076) (10,197,589)
                           ----------  ----------   ----------  ----------   ----------  -----------
Net change resulting
 from Class Y Share

 transactions                 905,386   2,392,870      426,112   3,504,448   (1,196,288)   2,337,241
                           ==========  ==========   ==========  ==========   ==========  ===========

--------------------------------------------------------------------------------

*For the period from December 31, 1998 (start of performance) to February 28, 1999.

                                                        [_] Marshall Funds


                                                     Small-Cap             International

                        Mid-Cap Growth Fund         Growth Fund             Stock Fund

                      ----------------------- ----------------------- -----------------------
                      Period Ended Year Ended Period Ended Year Ended Period Ended Year Ended
                      February 28, August 31, February 28, August 31, February 28, August 31,

                         1999*        1998       1999*        1998       1999*        1998
Class A Shares        ------------ ---------- ------------ ---------- ------------ ----------
Shares sold                   7           --          8           --            8         --

                        -------    ---------    -------    ---------   ----------  ---------
Net change resulting
 from Class A Share

 transactions                 7           --          8           --            8         --
                        =======    =========    =======    =========   ==========  =========
Net change resulting
 from Fund Share

 transactions           905,393    2,392,870    426,120    3,504,448   (1,196,280) 2,337,241
                        =======    =========    =======    =========   ==========  =========

--------------------------------------------------------------------------------


                                  Intermediate              Government
                                    Bond Fund               Income Fund

                             -----------------------  -----------------------
                              Six-Months               Six-Months
                                Ended     Year Ended     Ended     Year Ended

                             February 28, August 31,  February 28, August 31,
                                 1999        1998         1999        1998

Class Y Shares               ------------ ----------  ------------ ----------
Shares sold                    5,830,401  26,987,634    4,228,425  10,236,771
Shares issued to

 shareholders in payment of

 distributions declared          590,356   1,392,283      434,748     916,492
Shares redeemed               (5,025,355) (9,172,629)  (2,272,311) (3,711,734)
                              ----------  ----------   ----------  ----------
Net change resulting from

 Class Y Share transactions    1,395,402  19,207,288    2,390,862   7,441,529
                              ==========  ==========   ==========  ==========

--------------------------------------------------------------------------------


                                     Intermediate             Government
                                       Bond Fund              Income Fund

                                ----------------------- -----------------------
                                Period Ended Year Ended Period Ended Year Ended
                                February 28, August 31, February 28, August 31,

                                   1999*        1998       1999*        1998
Class A Shares                  ------------ ---------- ------------ ----------
Shares sold                            111           --         10          --

                                 ---------   ----------  ---------   ---------
Net change resulting from

 Class A Share transactions            111           --         10          --
                                 =========   ==========  =========   =========
Net change resulting from Fund

 Share transactions              1,395,513   19,207,288  2,390,872   7,441,529
                                 =========   ==========  =========   =========

--------------------------------------------------------------------------------


                                   Short-Term              Intermediate
                                   Income Fund             Tax-Free Fund

                             -----------------------  -----------------------
                              Six-Months               Six-Months
                                Ended     Year Ended     Ended     Year Ended

                             February 28, August 31,  February 28, August 31,
                                 1999        1998         1999        1998

Class Y Shares               ------------ ----------  ------------ ----------
Shares sold                    3,653,851   7,082,890   1,464,379    2,704,411
Shares issued to

 shareholders in payment of

 distributions declared          208,272     451,547      82,803       36,231
Shares redeemed               (3,913,856) (9,105,232)   (388,851)  (1,685,066)
                              ----------  ----------   ---------   ----------
Net change resulting from

 Class Y Share transactions      (51,733) (1,570,795)  1,158,331    1,055,576
                              ==========  ==========   =========   ==========

--------------------------------------------------------------------------------


                                                   Money Market Fund

                                             ------------------------------
                                               Six-Months
                                                 Ended         Year Ended

                                              February 28,     August 31,
                                                  1999            1998

Class Y Shares                               --------------  --------------
Shares sold                                   3,094,058,012   4,913,792,441

Shares issued to shareholders in payment of

 distributions declared                           8,610,132      13,477,063
Shares redeemed                              (2,977,126,237) (4,629,111,222)
                                             --------------  --------------
Net change resulting from Class Y Share

 transactions                                   125,541,907     298,158,282
                                             ==============  ==============

--------------------------------------------------------------------------------

*For the period from December 31, 1998 (start of performance) to February 28, 1999.

 Notes to Financial Statements (continued)


                                                       Money Market Fund

                                                   --------------------------
                                                    Six-Months
                                                      Ended       Year Ended

                                                   February 28,   August 31,
                                                       1999          1998

Class A Shares                                     ------------  ------------
Shares sold                                         250,454,610   565,397,457

Shares issued to shareholders in payment of

 distributions declared                               2,130,034     4,608,650
Shares redeemed                                    (244,017,159) (554,366,232)
                                                   ------------  ------------
Net change resulting from Class A Share

 transactions                                         8,567,485    15,639,875
                                                   ============  ============
Net change resulting from Fund Share transactions   134,109,392   313,798,157
                                                   ============  ============

--------------------------------------------------------------------------------

4. Investment Advisory Fee and Other Transactions with Affiliates

  Investment Advisory Fee--M&I Investment Management Corp., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as listed below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

--------------------------------------------------------------------------------


Fund                            Annual Rate

----                            -----------
Equity Income Fund                 0.75%
Large-Cap Growth & Income Fund     0.75%
Mid-Cap Value Fund                 0.75%
Mid-Cap Growth Fund                0.75%
Small-Cap Growth Fund              1.00%
International Stock Fund           1.00%
Short-Term Income Fund             0.60%
Intermediate Bond Fund             0.60%
Government Income Fund             0.75%
Intermediate Tax-Free Fund         0.60%
Money Market Fund                  0.50%

--------------------------------------------------------------------------------

  Templeton Investment Counsel, Inc., was the sub-adviser (the "Sub-Adviser") for International Stock Fund for the period ended February 28, 1999. Effective March 29, 1999, International Stock Fund changed its Sub-Adviser to BPI Global Asset Management LLP. The Adviser compensates the Sub-Adviser based on the level of average aggregate daily net assets of International Stock Fund.

  Administrative Fee--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to FAS is based on the level of average aggregate daily net assets of the Corporation for the period except for the Small-Cap Growth Fund, which is based on the Fund's average daily net assets.

  Distribution Services Fee--The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from their net assets to finance activities intended to result in the sale of shares of the Funds' Class A Shares. The Plan provides that the Funds may incur distribution expenses up 0.25% of the average daily net assets of the Funds' Class A Shares (except for Money Market Fund's Class A Shares which may accrue up to 0.30%) annually, to compensate FSC.

  Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Funds' Class Y Shares (except for Money Market Fund) will pay FSSC up to 0.25% of average daily net assets of the Funds' Class Y Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. Marshall Funds Investor Services ("MFIS") is the shareholder servicing agent for the Money Market Fund. The Money Market Fund may pay MFIS a fee equal to approximately 0.02% of the average daily net assets of the Money Market Fund's Class Y Shares for which MFIS provides shareholder services. MFIS may voluntarily choose to waive any portion of its fee. MFIS can modify or terminate this voluntary waiver at any time at its sole discretion.

                                                        [_] Marshall Funds

  Transfer and Dividend Disbursing Agent Fees and Expenses--Federated Services Company ("FServ") through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

  Portfolio Accounting Fees--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee.

  Custodian Fees--Marshall & Ilsley Trust Co. is the Funds' custodian. Marshall & Ilsley Trust Co. receives fees based on the level of each Fund's average daily net assets for the period. The custodian also charges a fee in connection with securities lending activities of the Funds.

  Organizational Expenses--Organizational expenses were borne initially by FAS. The Funds have reimbursed FAS for these expenses. These expenses have been deferred and are being amortized over the five-year period following each Fund's effective date. For the period ended February 28, 1999, the Fund's expensed the following pursuant to this agreement:

-------------------------------------------------------------------------------


                            Organizational Organizational

Fund                           Expenses    Expenses Paid

----                        -------------- --------------
Small-Cap Growth Fund          $35,592         $3,716
International Stock Fund       $18,401         $2,970
Intermediate Tax-Free Fund     $16,416         $1,616


-------------------------------------------------------------------------------

  General--Certain of the Officers and Directors of the Corporation are Officers and Directors of the above companies.

5. Investment Transactions

  Purchases and sales of investments, excluding short-term securities, for the period ended February 28, 1999, were as follows:

-------------------------------------------------------------------------------


Fund                             Purchases      Sales

----                            ------------ ------------
Equity Income Fund              $176,080,140 $165,665,718
Large-Cap Growth & Income Fund  $ 56,300,901 $ 42,617,771
Mid-Cap Value Fund              $ 80,089,467 $ 83,339,391
Mid-Cap Growth Fund             $224,517,162 $225,593,612
Small-Cap Growth Fund           $ 83,639,128 $ 82,182,824
International Stock Fund        $ 32,647,062 $ 47,442,066
Short-Term Income Fund          $ 80,817,026 $ 81,577,392
Intermediate Bond Fund          $434,918,414 $391,288,318
Government Income Fund          $263,497,060 $208,152,885
Intermediate Tax-Free Fund      $ 23,646,687 $ 13,974,190

-------------------------------------------------------------------------------

6. Risk of Foreign Investing

  International Stock Fund invests in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

7. Year 2000

  Similar to other financial organizations, the Funds could be adversely affected if the computer systems used by the Funds' service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Funds' Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Funds' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.

 Directors                        Officers

Ody J. Fish                      John M. Blaser
                                   President

John DeVincentis

                                 Jo A. Dales

Paul E. Hassett                    Vice President

                                 Brooke J. Billick
                                   Secretary

                                 Ann K. Peirick
                                   Treasurer

                                 Janet D. Olsen
                                   Assistant Secretary

  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal

     Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk,

                   including the possible loss of principal.

 Thisreport is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus, which contains facts

 concerning                    each Fund's objective and policies, management
                               fees, expenses, and other information.

                                Marshall Funds

                       Marshall Funds Investor Services
                           1000 North Water Street

                                P.O. Box 1348
                       Milwaukee, Wisconsin 53201-1348

                    1-800-236-FUND (3863) or 414-287-8595

                  TDD: Speech and Hearing Impaired Services
                                 800-209-3520

                            www.marshallfunds.com

           Federated Securities Corp., Distributor G00406-02 (4/99)

                                                                      953-270

                                     The
                               Marshall Family

                                   of Funds

                    SEMI-ANNUAL REPORT FOR CLASS A SHARES

                           DATED FEBRUARY 28, 1999

                         Marshall Equity Income Fund

                          -------------------------
                   Marshall Large-Cap Growth & Income Fund

                          -------------------------
                         Marshall Mid-Cap Value Fund

                          -------------------------
                         Marshall Mid-Cap Growth Fund

                          -------------------------
                        Marshall Small-Cap Growth Fund

                          -------------------------
                      Marshall International Stock Fund

                          -------------------------
                       Marshall Intermediate Bond Fund

                          -------------------------
                       Marshall Government Income Fund

                          -------------------------
                          Marshall Money Market Fund

                                Marshall Funds

                                                           President's Message

Dear Marshall Funds Shareholder:

We are pleased to present each Marshall Fund shareholder with the enclosed semi-annual report for the six month reporting period ended February 28, 1999.

With all the news and hype surrounding the financial markets over the past several years, many investors have found themselves chasing a select group of large-company and technology stocks instead of sticking to a well thought out investment strategy.

Clearly defined, consistently executed: At the Marshall Funds, we're proud that our funds are overseen by managers who follow a distinct, disciplined approach. An approach specially developed to pursue the objectives of your fund, and your objectives.

I think you'll agree our philosophy of following a strict discipline has proven effective. We continue to believe that allocations between large and small companies, growth and value investment styles, domestic and international markets, and equity and fixed income investments are essential in achieving the long-range financial goals of most investors. Diversification is a hedge against volatility; your specific goals, timetables, and risk tolerances will influence your allocations.

To better serve investors in the Marshall International Stock Fund, our board of directors has approved, and our shareholders are being asked to approve, the appointment of BPI Global Asset Management LLP, as sub-adviser to the fund. We eagerly look forward to a long relationship with BPI as the new sub-adviser. Their approach to investing, and their commitment to client service should deliver benefits to all the funds' shareholders.

We extend our deepest appreciation to three of the original members of the board of directors of the Marshall Funds: Ody Fish, Ed Gonzalez and Paul Hassett, who are departing our fund family. Each of these gentlemen has served the Marshall Funds shareholders admirably through a dynamic period of growth in the industry and substantial growth in the size and number of Marshall Funds.

As always, we wish you continued success on your investment strategy, and thank you for making the Marshall Funds part of your strategy. If you have any questions regarding Marshall Funds, please call your M&I Brokerage Services Investment Professional or 1-800-580-3863.

Sincerely,

/s/ John M. Blaser
John M. Blaser

President, Marshall Funds

 Table of Contents



  Financial Information

    Portfolio of Investments................................................   3
      Marshall Equity Income Fund...........................................   3
      Marshall Large-Cap Growth & Income Fund...............................   4
      Marshall Mid-Cap Value Fund...........................................   6
      Marshall Mid-Cap Growth Fund..........................................   7
      Marshall Small-Cap Growth Fund........................................   8
      Marshall International Stock Fund.....................................   9
      Marshall Intermediate Bond Fund.......................................  12
      Marshall Government Income Fund.......................................  13
      Marshall Money Market Fund............................................  15
    Statements of Assets and Liabilities....................................  18
    Statements of Operations................................................  20
    Statements of Changes in Net Assets.....................................  22
    Financial Highlights....................................................  26
    Notes to Financial Statements...........................................  27
  Directors & Officers......................................................  35


                                                   February 28, 1999 (unaudited)
                                                      Portfolio of Investments

--------------------------------------------------------------------------------
 Equity Income Fund


 ----------------------------------------------------------
  Shares               Description                    Value

 ----------------------------------------------------------
          Common Stocks -- 96.1%
          CapitalGoods -- 5.4%
          Aerospace & Defense

   65,000 (1)Allied-Signal, Inc.                 $2,689,375
   57,000 Boeing Co.                              2,027,062
   60,000 Lockheed Martin Corp.                   2,261,250
   20,500 Northrop Grumman Corp.                  1,277,406
   45,000 (1)Raytheon Co., Class B                2,404,687
   67,000 (1)Textron, Inc.                        5,226,000
                                                 ----------
          Total                                  15,885,780

                                                 ----------
          Diversified Manufacturing

   22,000 Minnesota Mining & Manufacturing Co.    1,629,375

                                                 ----------
          Electrical Equipment

   50,000 Emerson Electric Co.                    2,871,875
                                                 ----------
          Machinery & Machine Tools

   30,000 Cooper Industries, Inc.                 1,312,500
                                                 ----------
          Other Capital Goods

   50,000 Honeywell, Inc.                         3,496,875
   84,800 Tenneco, Inc.                           2,538,700
                                                 ----------
          Total                                   6,035,575

                                                 ----------
          Total Capital Goods                    27,735,105

                                                 ----------
          Consumer Durables -- 6.0%
          Automotive & Related

   72,000 Dana Corp.                              2,718,000
  121,000 Ford Motor Co.                          7,176,813
  127,500 General Motors Corp.                   10,526,719
   80,000 Genuine Parts Co.                       2,395,000
   27,700 Johnson Controls, Inc.                  1,703,550
                                                 ----------
          Total                                  24,520,082

                                                 ----------
          Household Product/Wares

   58,400 Fortune Brands, Inc.                    1,759,300
   97,000 Masco Corp.                             2,546,250
                                                 ----------
          Total                                   4,305,550

                                                 ----------
          Manufacturing

   50,000 Whirlpool Corp.                         2,175,000
                                                 ----------
          Total Consumer Durables                31,000,632

                                                 ----------
          Consumer Non-Durables -- 19.0%
          Beverages & Foods

   45,000 (1)BestFoods                            2,112,187
   52,000 Campbell Soup Co.                       2,089,750
  102,000 (1)ConAgra, Inc.                        3,072,750
   45,000 Heinz (H.J.) Co.                        2,449,687
  105,000 International Multifoods Corp.          2,270,625
  101,000 (1)PepsiCo, Inc.                        3,800,125
   35,000 Quaker Oats Co.                         1,911,875
  125,000 (1)Sara Lee Corp.                       3,398,437
   10,100 Unilever N.V., ADR                        731,619
                                                 ----------
          Total                                  21,837,055

                                                 ----------
          Clothing & Textiles

   60,000 Kellwood Co.                            1,533,750
                                                 ----------
          Health Care

  182,100 American Home Products Corp.           10,834,950
   28,100 Bausch & Lomb, Inc.                     1,694,781
  141,500 Baxter International, Inc.              9,958,063
   70,800 (1)Bristol-Myers Squibb Co.             8,916,375

 -------------------------------------------------------------
  Shares                Description                      Value

 -------------------------------------------------------------
          Common Stocks (continued)
          Consumer Non-Durables (continued)

          Health Care (continued)

  121,200 (1)Merck & Co., Inc.                      $9,908,100
                                                    ----------
          Total                                     41,312,269

                                                    ----------
          Photography

   85,000 Eastman Kodak Co.                          5,625,938
                                                    ----------
          Retail

   23,800 May Department Stores Co.                  1,410,150
   31,600 (1)Penney (J.C.) Co., Inc.                 1,141,550
   34,000 (1)Sears, Roebuck & Co.                    1,381,250
                                                    ----------
          Total                                      3,932,950

                                                    ----------
          Services

  180,000 Browning-Ferris Industries, Inc.           5,670,000
                                                    ----------
          Tobacco

  300,000 Philip Morris Cos., Inc.                  11,737,500
  212,000 UST, Inc.                                  6,267,250
                                                    ----------
          Total                                     18,004,750

                                                    ----------
          Total Consumer Non-Durables               97,916,712

                                                    ----------
          Energy -- 14.8%
          Domestic & International Oil

  201,000 Atlantic Richfield Co.                    10,979,625
  124,526 (1)BP Amoco PLC, ADR                      10,584,710
   68,000 Chevron Corp.                              5,227,500
  229,300 (1)Exxon Corp.                            15,262,781
   85,200 Mobil Corp.                                7,087,575
  219,600 (1)Royal Dutch Petroleum Co., ADR          9,634,950
   80,000 Sunoco, Inc.                               2,435,000
  152,200 (1)Texaco, Inc.                            7,086,813
  307,500 USX-Marathon Group                         6,361,406
  100,000 Valero Energy Corp.                        1,756,250
                                                    ----------
          Total Energy                              76,416,610

                                                    ----------
          Financial -- 23.4%
          Banks

  128,500 (1)Bank One Corp.                          6,906,875
   96,300 (1)Bank of New York Co., Inc.              3,364,481
  185,283 (1)BankAmerica Corp.                      12,101,296
   50,000 BankBoston Corp.                           2,021,875
  138,000 (1)Chase Manhattan Corp.                  10,988,250
   52,000 First American Corp.                       2,109,250
  103,000 (1)First Union Corp.                       5,491,188
  120,400 Fleet Financial Group, Inc.                5,169,674
   92,000 (1)KeyCorp                                 2,967,000
   38,000 (1)Mellon Bank Corp.                       2,569,750
   85,000 Mercantile Bancorporation, Inc.            3,878,125
  129,000 (1)Washington Mutual, Inc.                 5,160,000
  230,000 (1)Wells Fargo Co.                         8,452,500
                                                    ----------
          Total                                     71,180,264

                                                    ----------
          Financial Services

   82,000 Federal National Mortgage Association      5,740,000

                                                    ----------
          Insurance

  100,000 Allstate Corp.                             3,750,000
   71,100 CIGNA Corp.                                5,581,350
  100,800 Hartford Financial Services Group, Inc.    5,449,500
   30,000 (1)Lincoln National Corp.                  2,840,625
   33,000 (1)Marsh & McLennan Cos., Inc.             2,336,813


(See Notes to Portfolios of Investments)

 [_] Marshall Funds

--------------------------------------------------------------------------------
 Equity Income Fund (continued)


 ----------------------------------------------------------------
  Shares                 Description                        Value

 ----------------------------------------------------------------
          Common Stocks (continued)

          Financial (continued)
          Insurance (continued)

  111,200 SAFECO Corp.                                 $4,468,850
                                                      -----------
          Total                                        24,427,138

                                                      -----------
          Other Financial

   70,000 (1)Equity Office Properties Trust             1,802,500
   68,000 Equity Residential Properties Trust           2,788,000
  134,500 (1)Glenborough Realty Trust, Inc.             2,429,406
   94,700 HRPT Properties Trust                         1,296,206
  117,300 Prentiss Properties Trust                     2,346,000
  155,400 (1)Public Storage, Inc.                       3,962,700
  111,600 Simon Property Group, Inc.                    2,838,825
   59,000 Storage Trust Realty                          1,268,500
                                                      -----------
          Total                                        18,732,137

                                                      -----------
          Total Financial                             120,079,539

                                                      -----------
          Raw Materials/Intermediate Goods -- 7.3%
          Chemicals

   51,000 Air Products & Chemicals, Inc.                1,638,375
  100,000 Du Pont (E.I.) de Nemours & Co.               5,131,250
   42,000 Eastman Chemical Co.                          1,981,875
   61,300 (1)Goodrich (B.F.) Co.                        2,091,863
   68,500 (1)Imperial Chemical Industries, PLC, ADR     2,406,063
                                                      -----------
          Total                                        13,249,426

                                                      -----------
          Metals

  100,000 (1)AK Steel Holding Corp.                     2,181,250
  116,000 Alcoa, Inc.                                   4,698,000
  106,000 Allegheny Teledyne, Inc.                      2,186,250
   90,000 USX-U.S. Steel Group, Inc.                    2,278,125
                                                      -----------
          Total                                        11,343,625

                                                      -----------
          Papers

   60,000 Bowater, Inc.                                 2,527,500
   52,200 Consolidated Papers, Inc.                     1,161,450
  110,000 Kimberly-Clark Corp.                          5,197,500
  134,000 Mead Corp.                                    4,078,625
                                                      -----------
          Total                                        12,965,075

                                                      -----------
          Total Raw Materials/

           Intermediate Goods                          37,558,126

                                                      -----------
          Utilities -- 20.2%
          Electric

   70,000 CMS Energy Corp.                              2,896,250
   96,000 (1)Cinergy Corp.                              2,802,000
   64,600 (1)Duke Energy Corp.                          3,674,125
  264,000 Edison International                          6,732,000
   89,000 FPL Group, Inc.                               4,577,938
   98,600 NIPSCO Industries, Inc.                       2,557,438
  105,000 Northern States Power Co.                     2,710,312
  164,300 Pinnacle West Capital Corp.                   5,935,338
  104,000 (1)Southern Co.                               2,606,500
  102,700 Texas Utilities Co.                           4,358,331
                                                      -----------
          Total                                        38,850,232

                                                      -----------
          Gas Distribution

  118,200 (1)Enron Corp.                                7,683,000
   67,800 WICOR, Inc.                                   1,432,275
   77,000 Williams Cos., Inc. (The)                     2,849,000
                                                      -----------
          Total                                        11,964,275

                                                      -----------

 ------------------------------------------------------------------------------
  Shares or
  Principal

  Amount                          Description                             Value

 ------------------------------------------------------------------------------
              Common Stocks (continued)

              Utilities (continued)
              Telecommunications

      175,000 (1)AT&T Corp.                                         $14,371,875
       48,000 Alltel Corp.                                            2,874,000
       95,000 (1)Bell Atlantic Corp.                                  5,456,562
      162,000 GTE Corp.                                              10,509,750
      230,560 SBC Communications, Inc.                               12,190,860
       50,800 (1)Sprint Corp.                                         4,359,275
       66,000 U.S. West, Inc.                                         3,518,625
                                                                   ------------
              Total                                                  53,280,947

                                                                   ------------
              Total Utilities                                       104,095,454

                                                                   ------------
              Total Common Stocks (identified cost $401,167,500)    494,802,178

                                                                   ------------
              (3)Repurchase Agreement -- 3.7%
  $19,227,840 Lehman Brothers, Inc., 4.78%, dated 2/26/1999, due

               3/1/1999 (at amortized cost)                          19,227,840

                                                                   ------------
              Total Investments (identified cost $420,395,340)     $514,030,018

                                                                   ============
-------------------------------------------------------------------------------

 Large-Cap Growth & Income Fund


 -----------------------------------------------------------
  Shares               Description                     Value

 -----------------------------------------------------------
          Common Stocks -- 91.9%
          Basic Industries -- 4.6%
          Chemicals

   91,600 Air Products & Chemicals, Inc.          $2,942,650
   65,000 Du Pont (E.I.) de Nemours & Co.          3,335,312

                                                  ----------
          Total                                    6,277,962

                                                  ----------
          Industrial Services

   82,287 (1)(4)Waste Management, Inc.             4,021,786
                                                  ----------
          Paper

  136,800 (1)Kimberly-Clark Corp.                  6,463,800
                                                  ----------
          Total Basic Industries                  16,763,548

                                                  ----------
          Capital Goods -- 15.6%
          Aerospace & Related

   92,300 Boeing Co.                               3,282,419
                                                  ----------
          Computer Services

   79,900 (1)Compaq Computer Corp.                 2,816,475
   41,600 International Business Machines Corp.    7,072,000

  275,000 (1)(4)Maxtor Corp.                       2,268,750
   78,500 (4)Microsoft Corp.                      11,784,813
   79,900 (4)Sun Microsystems, Inc.                7,775,269
                                                  ----------
          Total                                   31,717,307

                                                  ----------
          Electrical Equipment

  119,600 General Electric Co.                    11,997,375
                                                  ----------
          Electronics

   98,300 (4)Applied Materials, Inc.               5,467,937
   38,700 Intel Corp.                              4,641,581
                                                  ----------
          Total                                   10,109,518

                                                  ----------
          Total Capital Goods                     57,106,619

                                                  ----------

(See Notes to Portfolios of Investments)

                                                   February 28, 1999 (unaudited)
                                                      Portfolio of Investments

--------------------------------------------------------------------------------
 Large-Cap Growth & Income Fund (continued)


 --------------------------------------------------------------
  Shares                Description                       Value

 --------------------------------------------------------------
          Common Stocks (continued)

          Consumer Durables -- 3.3%
          Automotive

   75,000 General Motors Corp.                       $6,192,187
                                                    -----------
          Building & Forest Products

   82,600 Georgia-Pacific Corp.                       6,050,450
                                                    -----------
          Total Consumer Durables                    12,242,637

                                                    -----------
          Consumer Non-Durables -- 35.2%
          Beverages & Foods

   95,000 (1)Coca-Cola Co.                            6,074,062
  139,000 (1)PepsiCo, Inc.                            5,229,875
  105,100 Quaker Oats Co.                             5,741,088
  199,800 Whitman Corp.                               3,796,200
                                                    -----------
          Total                                      20,841,225

                                                    -----------
          Broadcasting
  140,000 Infinity Broadcasting Corp.,

           Class A                                    3,325,000

                                                    -----------
          Consumer Cyclical

  100,800 (1)Nike, Inc., Class B                      5,405,400
                                                    -----------
          Drugs

   98,300 American Home Products Corp.                5,848,850
   93,000 (1)Merck & Co., Inc.                        7,602,750
   51,100 (1)SmithKline Beecham Corp., ADR            3,634,488
                                                    -----------
          Total                                      17,086,088

                                                    -----------
          Entertainment

  136,500 (1)Disney (Walt) Co.                        4,803,094
                                                    -----------
          Health Care

  160,200 Abbott Laboratories                         7,439,287
  199,800 Columbia/HCA Healthcare Corp.               3,571,425
   95,800 Schering Plough Corp.                       5,358,813
                                                    -----------
          Total                                      16,369,525

                                                    -----------
          Media

   95,900 Gannett Co., Inc.                           6,089,650
  179,400 New York Times Co., Class A                 5,561,400
  108,400 (1)Time Warner, Inc.                        6,991,800
                                                    -----------
          Total                                      18,642,850

                                                    -----------
          Medical Supplies

  125,000 Boston Scientific Corp.                     3,312,500
   74,900 (1)Johnson & Johnson                        6,394,587
                                                    -----------
          Total                                       9,707,087

                                                    -----------
          Retail

  124,300 (1)(4)Federated Department Stores, Inc.     4,731,169
   59,500 Kohl's Corp.                                4,105,500

  125,000 Saks, Inc.                                  4,492,188
  115,400 (1)(4)Safeway, Inc.                         6,664,350
  271,600 Walgreen Co.                                8,691,200
                                                    -----------
          Total                                      28,684,407

                                                    -----------
          Tobacco

   96,700 Philip Morris Co., Inc.                     3,783,388
                                                    -----------
          Total Consumer Non-Durables               128,648,064

                                                    -----------
          Energy -- 5.5%
          International Oil & Gas

  117,500 (1)Exxon Corp.                              7,821,094
  122,900 Occidental Petroleum Corp.                  1,851,181

 -----------------------------------------------------------------------------
  Shares or
  Principal

  Amount                         Description                             Value

 -----------------------------------------------------------------------------
             Common Stocks (continued)

             Energy (continued)
             International Oil & Gas (continued)

     120,300 (1)Royal Dutch Petroleum Co., ADR                      $5,278,163
      50,000 (1)Schlumberger Ltd.                                    2,428,125
      58,300 Texaco, Inc.                                            2,714,594
                                                                  ------------
             Total Energy                                           20,093,157

                                                                  ------------
             Financial -- 15.6%
             Banks

     170,400 (1)Bank of New York Co., Inc.                           5,953,350
      84,756 (1)BankAmerica Corp.                                    5,535,626
      87,200 (1)Chase Manhattan Corp.                                6,943,300
      74,900 (1)Mellon Bank Corp.                                    5,065,112
      90,000 (1)Washington Mutual, Inc.                              3,600,000
                                                                  ------------
             Total                                                  27,097,388

                                                                  ------------
             Insurance

      76,125 American International Group, Inc.                      8,673,492
     116,000 (1)Provident Co., Inc.                                  3,799,000
                                                                  ------------
             Total                                                  12,472,492

                                                                  ------------
             Other Financial

      48,800 American Express Co.                                    5,294,800
      80,000 Citigroup, Inc.                                         4,700,000
      80,000 Federal Home Loan Mortgage Corp.                        4,710,000
      85,000 MGIC Investment Corp.                                   2,895,312
                                                                  ------------
             Total                                                  17,600,112

                                                                  ------------
             Total Financial                                        57,169,992

                                                                  ------------
             Utilities -- 12.1%
             Electric

      64,000 (1)Duke Energy Corp.                                    3,640,000
                                                                  ------------
             Telecommunications

      73,700 (1)AT&T Corp.                                           6,052,612
      92,900 Ameritech Corp.                                         6,073,337
      85,800 GTE Corp.                                               5,566,275
     109,900 (1)MCI Worldcom, Inc.                                   9,066,750
     111,800 Motorola, Inc.                                          7,853,950
     111,700 SBC Communications, Inc.                                5,906,138
                                                                  ------------
             Total                                                  40,519,062

                                                                  ------------
             Total Utilities                                        44,159,062

                                                                  ------------
             Total Common Stocks (identified cost $204,308,754)    336,183,079

                                                                  ------------
             (5)U.S. Treasury Bill -- 0.3%
  $1,255,000 United States Treasury Bill, 7/8/1999 (identified

              cost $1,235,460)                                       1,235,158
                                                                  ------------
             Total Investments in Securities (identified cost
              $205,544,214)                                        337,418,237

                                                                  ------------
             (3)Repurchase Agreement -- 8.5%
  30,928,055 Lehman Brothers, Inc., 4.78%, dated 2/26/1999, due

              3/1/1999 (at amortized cost)                          30,928,055

                                                                  ------------
             Total Investments (identified cost $236,472,269)     $368,346,292

                                                                  ============

(See Notes to Portfolios of Investments)

 [_] Marshall Funds

--------------------------------------------------------------------------------
 Mid-Cap Value Fund


 -------------------------------------------------------------
  Shares                Description                      Value

 -------------------------------------------------------------
          Common Stocks -- 95.6%
          Capital Goods -- 9.5%
          Aerospace & Defense

   10,000 Northrop Corp.                              $623,125
                                                    ----------
          Computers

  227,500 (4)Silicon Graphics, Inc.                  3,625,781
                                                    ----------
          Electronics

   75,000 AVX Corp.                                  1,026,562
   60,000 (1)(4)Arrow Electronics, Inc.                851,250
                                                    ----------
          Total                                      1,877,812

                                                    ----------
          Other Capital Goods

   52,500 Brady (W.H.) Co.                           1,253,437
   45,000 Flowserve Corp.                              745,312
   60,000 Raychem Corp.                              1,368,750
   65,000 Snap-On Tools Corp.                        1,836,250
   50,700 (1)Steelcase, Inc., Class A                  773,175
                                                    ----------
          Total                                      5,976,924

                                                    ----------
          Total Capital Goods                       12,103,642

                                                    ----------
          Consumer Durables -- 2.4%
          Building & Forest Products

   35,000 Champion International Corp.               1,295,000
                                                    ----------
          Household Product/Wares

   76,000 Jostens, Inc.                              1,781,250
                                                    ----------
          Total Consumer Durables                    3,076,250

                                                    ----------
          Consumer Non-Durables -- 35.1%
          Beverages & Foods

   59,900 Darden Restaurants, Inc.                   1,317,800
   25,000 (1)(4)Del Monte Foods Co.                    342,187
  264,000 Food Lion, Inc., Class B                   2,574,000
  175,000 International Multifoods Corp.             3,784,375
  105,000 (4)Ralcorp Holdings, Inc.                  1,870,313
                                                    ----------
          Total                                      9,888,675

                                                    ----------
          Commercial Services

   31,000 American Greetings Corp., Class A            734,312
                                                    ----------
          Pharmaceuticals & Health Care

  100,000 (4)First Health Group Corp.                1,600,000
   50,000 (4)Healthsouth Corp.                         581,250
   80,000 Mallinckrodt, Inc.                         2,475,000
  281,700 (4)Perrigo Co.                             2,359,238
  131,500 (4)Quorum Health Group, Inc.               1,216,375
  104,700 (1)(4)Tenet Healthcare Corp.               2,061,281
                                                    ----------
          Total                                     10,293,144

                                                    ----------
          Retail

   40,000 (1)(4)Federated Department Stores, Inc.    1,522,500
   35,100 (4)Lands' End, Inc.                        1,063,969
   40,000 (4)Payless Shoe Source, Inc.               2,195,000

  100,000 (1)Pier 1 Imports, Inc.                      862,500
                                                    ----------
          Total                                      5,643,969

                                                    ----------
          Services

   72,000 (4)Bell & Howell Group, Inc.               2,385,000
   65,000 Deluxe Corp.                               2,201,875
   65,000 (1)Dun & Bradstreet Corp.                  2,226,250
   65,000 Ikon Office Solutions, Inc.                  918,125
   99,500 (4)Interim Services, Inc.                  1,890,500
   61,934 (1)(4)TCI Ventures Group, Class A          1,714,799

 ---------------------------------------------------------------
  Shares                 Description                       Value

 ---------------------------------------------------------------
          Common Stocks (continued)
          Consumer Non-Durables (continued)

          Services (continued)

  100,000 Viad Corp.                                  $2,643,750
   30,139 (1)(4)Waste Management, Inc.                 1,473,038
                                                      ----------
          Total                                       15,453,337

                                                      ----------
          Tobacco

   96,000 UST, Inc.                                    2,838,000
                                                      ----------
          Total Consumer Non-Durables                 44,851,437

                                                      ----------
          Energy -- 8.2%
          Oil & Gas Products

   67,000 (4)Cooper Cameron Corp.                      1,549,375
  120,000 Noble Affiliates, Inc.                       2,715,000
  181,000 (1)(4)Rowan Companies, Inc.                  1,561,125
  103,320 USX Corp. -- Marathon Oil                    2,137,433
   89,500 (1)Unocal Corp.                              2,522,781
                                                      ----------
          Total Energy                                10,485,714

                                                      ----------
          Financial -- 14.2%
          Banking

   45,000 Mercantile Bankshares Corp.                  1,639,688
   17,000 Northern Trust Corp.                         1,519,375
                                                      ----------
          Total                                        3,159,063

                                                      ----------
          Insurance

   80,000 Ace, Ltd.                                    2,180,000
   87,600 Everest Re Holdings, Inc.                    2,907,225
  109,500 IPC Holdings Ltd.                            2,299,500
   60,400 Torchmark Corp.                              2,008,300
                                                      ----------
          Total                                        9,395,025

                                                      ----------
          Other Financial

   65,000 (1)CMAC Investment Corp.                     2,685,312
   36,000 MGIC Investment Corp.                        1,226,250
   88,720 (1)Trizec Hahn Corp.                         1,724,494
                                                      ----------
          Total                                        5,636,056

                                                      ----------
          Total Financial                             18,190,144

                                                      ----------
          Raw Materials/Intermediate Goods -- 14.4%
          Chemicals

  225,000 Agrium, Inc.                                 1,800,000
   48,150 (1)Imperial Chemical Industries, PLC, ADR    1,691,269

                                                      ----------
          Total                                        3,491,269

                                                      ----------
          Intermediate Goods

  101,000 Canadian Pacific Ltd.                        1,874,813
   99,327 Hanson PLC, ADR                              4,035,159
                                                      ----------
          Total                                        5,909,972

                                                      ----------
          Other Raw Materials

   30,000 Fuller (H.B.) Co.                            1,271,250
  100,000 Millennium Chemicals, Inc.                   1,806,250
                                                      ----------
          Total                                        3,077,500

                                                      ----------
          Paper & Related Products

   91,000 Consolidated Papers, Inc.                    2,024,750
   76,800 Mead Corp.                                   2,337,600
                                                      ----------
          Total                                        4,362,350

                                                      ----------
          Steel

   60,000 USX-U.S. Steel Group, Inc.                   1,518,750
                                                      ----------
          Total Raw Materials/Intermediate Goods      18,359,841

                                                      ----------

(See Notes to Portfolios of Investments)

                                                   February 28, 1999 (unaudited)
                                                      Portfolio of Investments

--------------------------------------------------------------------------------
 Mid-Cap Value Fund (continued)


 -----------------------------------------------------------------------------
  Shares or
  Principal

  Amount                         Description                             Value

 -----------------------------------------------------------------------------
             Common Stocks (continued)

             Transportation -- 1.9%
             Other Transportation

     120,180 Alexander and Baldwin, Inc.                            $2,373,555
                                                                  ------------
             Utilities -- 9.9%
             Electric

      95,000 NIPSCO Industries, Inc.                                 2,464,063
      75,000 Pinnacle West Capital Corp.                             2,709,375
      59,400 Texas Utilities Co.                                     2,520,788
                                                                  ------------
             Total                                                   7,694,226

                                                                  ------------
             Electric Distribution

      60,000 Telephone and Data System, Inc.                         3,015,000
                                                                  ------------
             Other

     135,000 USEC, Inc.                                              1,915,313
                                                                  ------------
             Total Utilities                                        12,624,539

                                                                  ------------
             Total Common Stocks (identified cost $115,960,367)    122,065,122

                                                                  ------------
             (3)Repurchase Agreement -- 3.7%
  $4,746,016 Lehman Brothers, Inc., 4.78%, dated 2/26/1999, due

              3/1/1999 (at amortized cost)                           4,746,016

                                                                  ------------
             Total Investments (identified cost $120,706,383)     $126,811,138

                                                                  ============
------------------------------------------------------------------------------

 Mid-Cap Growth Fund


 ----------------------------------------------------------------------
  Shares                     Description                          Value

 ----------------------------------------------------------------------
          Common Stocks -- 92.6%
          Capital Goods -- 24.8%
          Computer Services

   50,000 America Online, Inc.                               $4,446,875
   20,000 (1)Excite, Inc.                                     2,050,000
  150,000 (1)FIserv, Inc.                                     7,050,000
  160,000 (4)Transaction Systems Architects, Inc., Class A    6,290,000

                                                             ----------
          Total                                              19,836,875

                                                             ----------
          Computers

   75,000 (4)Lexmark Intl. Group, Class A                     7,739,062
                                                             ----------
          Electrical Equipment

  100,000 (1)Molex, Inc.                                      2,675,000
                                                             ----------
          Semi-Conductor

  100,000 Altera Corp.                                        4,862,500
   60,000 SDL, Inc.                                           3,270,000
   65,000 (1)(4)Uniphase Corp.                                5,728,125
                                                             ----------
          Total                                              13,860,625

                                                             ----------
          Technology

   75,000 Celestica, Inc.                                     2,095,312
   65,000 CSG Systems International, Inc.                     4,631,250
   50,000 Gemstar International Group Ltd.                    3,200,000
  180,000 Jabil Circuit, Inc.                                 5,872,500
   30,000 Veritas Software Corp.                              2,130,000
                                                             ----------
          Total                                              17,929,062

                                                             ----------
          Total Capital Goods                                62,040,624

                                                             ----------


 ---------------------------------------------------------------
  Shares                 Description                       Value

 ---------------------------------------------------------------
          Common Stocks (continued)
          Consumer Non-Durables -- 51.6%
          Broadcasting

  100,000 (1)Chancellor Media Corp., Class A          $4,375,000
  110,000 (1)(4)Clear Channel Communications, Inc.     6,600,000

   85,000 Cox Radio, Inc., Class A                     3,750,625
  125,000 (4)Heftel Broadcasting Corp., Class A        5,156,250

   50,000 Infinity Broadcasting Corp., Class A         1,187,500
  125,000 (4)Westwood One, Inc.                        3,046,875

                                                      ----------
          Total                                       24,116,250

                                                      ----------
          Business Services

   75,000 (1)Acxiom Corp.                              1,795,312
                                                      ----------
          Commercial Services

   90,000 (4)Republic Services, Inc.                   1,569,375
                                                      ----------
          Drugs

   40,000 Biogen, Inc.                                 3,845,000
  175,000 (4)North American Vaccine, Inc.              1,334,375
                                                      ----------
          Total                                        5,179,375

                                                      ----------
          Health Care

  235,000 (4)Health Management Association, Class A    3,040,312
  200,000 (1)Omnicare, Inc.                            4,787,500
  150,000 (1)(4)Sunrise Assisted Living, Inc.          5,793,750

                                                      ----------
          Total                                       13,621,562

                                                      ----------
          Leisure & Recreation

  100,000 Harley Davidson, Inc.                        5,781,250
  200,000 Royal Caribbean Cruises, Ltd.                6,600,000
  100,000 (1)(4)Speedway Motorsports, Inc.             3,568,750
  225,000 (4)Steiner Leisure Ltd.                      6,637,500
                                                      ----------
          Total                                       22,587,500

                                                      ----------
          Lodging

   70,000 Four Seasons Hotels, Inc.                    2,476,250
                                                      ----------
          Manufacturing

  160,000 MSC Industrial Direct Co.                    2,860,000
  129,500 (4)Novel Denim Holdings Ltd.                 1,732,062
  175,000 (1)(4)Rayovac Corp.                          4,845,312
                                                      ----------
          Total                                        9,437,374

                                                      ----------
          Medical Supplies

  100,000 Biomet, Inc.                                 3,668,750
  110,000 (1)(4)Henry Schein, Inc.                     2,818,750
  100,000 Sybron International Corp.                   2,456,250
                                                      ----------
          Total                                        8,943,750

                                                      ----------
          Retail

  125,000 (4)99 Cents Only Stores                      5,914,063
  200,000 (4)Bed Bath & Beyond, Inc.                   5,887,500
  150,000 (4)Kohl's Corp.                             10,350,000
  100,000 (1)Office Depot, Inc.                        3,568,750
   75,000 Williams-Sonoma, Inc.                        2,564,063
                                                      ----------
          Total                                       28,284,376

                                                      ----------
          Services

  125,000 American Tower Systems Corp.                 3,351,563
  105,000 Crown Castle International Corp.             1,785,000
  100,000 (4)ITT Educational Services, Inc.            3,643,750

(See Notes to Portfolios of Investments)

 [_] Marshall Funds

--------------------------------------------------------------------------------
 Mid-Cap Growth Fund (continued)


 -----------------------------------------------------------------------------
  Shares or
  Principal

  Amount                         Description                             Value

 -----------------------------------------------------------------------------
             Common Stocks (continued)

             Consumer Non-Durables (continued)
             Services (continued)

     150,000 Stewart Enterprises, Inc., Class A                     $2,250,000
                                                                  ------------
             Total                                                  11,030,313

                                                                  ------------
             Total Consumer Non-Durables                           129,041,437

                                                                  ------------
             Financial -- 3.0%

      25,000 First Tennessee National Corp.                            951,563
     100,000 (1)Zions Bancorp                                        6,400,000
                                                                  ------------
             Total                                                   7,351,563

                                                                  ------------
             Telecommunications -- 10.9%

     100,000 ADC Telecommunications, Inc.                            4,050,000
      60,000 Ascend Communications                                   4,616,250
     100,000 L-3 Communications Corp.                                4,287,500
      70,000 (1)(4)NEXTEL Communications, Inc., Class A              2,104,375
      55,000 (1)Qwest Communications International, Inc.             3,379,063
     110,000 (4)Tellabs, Inc.                                        8,806,875
                                                                  ------------
             Total                                                  27,244,063

                                                                  ------------
             Utilities -- 2.3%
             Electric

      50,000 Montana Power Co.                                       3,043,750
                                                                  ------------
             Gas Distribution

      75,000 Williams Cos., Inc. (The)                               2,775,000
                                                                  ------------
             Total                                                   5,818,750

                                                                  ------------
             Total Common Stocks (identified cost $183,109,050)    231,496,437

                                                                  ------------
             (5)U.S. Treasury Bill -- 0.3%

    $700,000 7/8/1999 (identified cost $689,101)                       688,933
                                                                  ------------
             Total Investments in Securities (identified cost
              $183,798,151)                                        232,185,370

                                                                  ------------
             (3)Repurchase Agreement -- 6.1%
  15,195,225 Lehman Brothers, Inc., 4.78%, dated 2/26/1999, due

              3/1/1999 (at amortized cost)                          15,195,225

                                                                  ------------
             Total Investments (identified cost $198,993,376)     $247,380,595

                                                                  ============

--------------------------------------------------------------------------------
 Small-Cap Growth Fund


 ----------------------------------------------------------------------
  Shares                     Description                          Value

 ----------------------------------------------------------------------
          Common Stocks -- 88.5%
          Capital Goods -- 15.3%
          Computer Services

   60,000 (4)Apex PC Solutions, Inc.                         $1,470,000
   15,000 Digital River, Inc.                                   577,500
   12,000 DoubleClick, Inc.                                   1,078,500
   25,000 Maxtor Corp.                                          206,250
   20,000 Smith-Gardner & Associates, Inc.                      255,000
   75,000 (4)Transaction Systems Architects, Inc., Class A    2,948,437
                                                             ----------
          Total                                               6,535,687

                                                             ----------
          Electronics

   50,000 Cymer, Inc.                                         1,143,750
   18,500 Power Integrations, Inc.                              446,313
   30,000 SDL, Inc.                                           1,635,000
   60,000 Semtech Corp.                                       1,822,500
   10,000 Uniphase Corp.                                        881,250
                                                             ----------
          Total                                               5,928,813

                                                             ----------
          Other Capital Goods

   80,000 (4)Kellstrom Industries, Inc.                       1,295,000
  105,000 Watsco, Inc.                                        1,227,188
                                                             ----------
          Total                                               2,522,188

                                                             ----------
          Total Capital Goods                                14,986,688

                                                             ----------
          Consumer Non-Durables -- 68.1%
          Beverages & Foods

   95,000 Golden State Vintners, Inc., Class B                1,151,875
                                                             ----------
          Broadcasting

  105,000 (4)American Tower Systems Corp.                     2,815,312
   60,000 (4)Heftel Broadcasting Corp., Class A               2,475,000
   50,000 Jacor Communications, Inc., Class A                 3,487,500
   60,000 Pinnacle Holdings, Inc.                               851,250
   65,000 Westwood One, Inc.                                  1,584,375
                                                             ----------
          Total                                              11,213,437

                                                             ----------
          Commercial Services

   55,000 Lason Holdings, Inc.                                2,980,313
   20,000 Metzler Group, Inc.                                   850,000
   65,000 MSC Industrial Direct Co.                           1,161,875
   70,000 (4)NOVA Corp.                                       1,750,000
   70,000 Quanta Services, Inc.                               1,890,000
   90,000 SteriGenics International, Inc.                     1,608,750
   60,000 Superior Services, Inc.                             1,205,625
   90,000 United Road Services, Inc.                          1,485,000
                                                             ----------
          Total                                              12,931,563

                                                             ----------
          Drugs

   75,000 (4)North American Vaccine, Inc.                       571,875
                                                             ----------
          Health Care

  130,000 (4)Province Heathcare Co.                           1,974,375
   35,000 Renal Care Group, Inc.                                693,438
   61,000 (4)Sunrise Assisted Living, Inc.                    2,356,125
                                                             ----------
          Total                                               5,023,938

                                                             ----------
          Leisure & Recreation

   30,000 (4)American Classic Voyages                           697,500
   50,000 Dover Downs Entertainment                             706,250
   20,000 Speedway Motorsports, Inc.                            713,750
  130,000 Steiner Leisure Ltd.                                3,835,000
                                                             ----------
          Total                                               5,952,500

                                                             ----------

(See Notes to Portfolios of Investments)

                                                   February 28, 1999 (unaudited)
                                                      Portfolio of Investments

--------------------------------------------------------------------------------
 Small-Cap Growth Fund


 ---------------------------------------------------------------------------
  Shares or
  Principal

  Amount                        Description                            Value

 ---------------------------------------------------------------------------
            Common Stocks (continued)

            Consumer Non-Durables (continued)
            Manufacturing

     65,000 Eclipse Surgical Technologies, Inc.                     $731,250
     99,300 (4)Novel Denim Holdings Ltd.                           1,328,137
     50,000 Packaged Ice, Inc.                                       425,000
    115,000 (4)Rayovac Corp.                                       3,184,063
                                                                 -----------
            Total                                                  5,668,450

                                                                 -----------
            Medical Supplies

     80,000 (4)Henry Schein, Inc.                                  2,050,000
     80,000 Sybron International Corp.                             1,965,000
     60,000 Xomed Surgical Products, Inc.                          2,182,500
                                                                 -----------
            Total                                                  6,197,500

                                                                 -----------
            Retail

     55,000 (4)99 Cents Only Stores                                2,602,188
     60,000 Casey's General Stores, Inc.                             772,500
                                                                 -----------
            Total                                                  3,374,688

                                                                 -----------
            Services

     30,000 (4)Brightpoint, Inc.                                     446,250
     20,000 (4)CSG Systems International, Inc.                     1,425,000
     90,000 (4)Carey International, Inc.                           1,580,625
     84,500 (4)Carriage Services, Inc.                             1,547,406
     92,500 (4)Casella Waste Systems, Inc.                         1,942,500
     60,000 (4)Coach USA, Inc.                                     1,410,000
     20,000 Navarre Corp.                                            320,000
    100,000 Quest Education Corp.                                    900,000
    150,000 Stewart Enterprises, Inc., Class A                     2,250,000
                                                                 -----------
            Total                                                 11,821,781

                                                                 -----------
            Transportation

     60,000 Eagle USA Airfreight, Inc.                             1,732,500
     25,000 SkyWest, Inc.                                            785,937
                                                                 -----------
            Total                                                  2,518,437

                                                                 -----------
            Total Consumer Non-Durables                           66,426,044

                                                                 -----------
            Energy -- 0.6%
            Oil & Gas Equipment & Services --

     35,000 Evergreen Resources, Inc.                                549,062
                                                                 -----------
            Telecommunications -- 4.5%

     40,000 Com21, Inc.                                              942,500
     30,000 Plantronics, Inc.                                      1,815,000
     40,000 Polycom, Inc.                                            810,000
     25,000 Terayon Communication Systems, Inc.                      776,562
                                                                 -----------
            Total                                                  4,344,062

                                                                 -----------
            Total Common Stocks (identified cost $85,748,426)     86,305,856

                                                                 -----------
            (5)U.S. Treasury -- 0.5%

   $475,000 United States Treasury Bill, 7/8/1999 (identified
             cost $467,604)                                          467,490

                                                                 -----------
            Total Investments in Securities (identified cost
             $86,216,030)                                         86,773,346

                                                                 -----------
            (3)Repurchase Agreement -- 10.1%
  9,858,232 Lehman Brothers, Inc., 4.78%, dated 2/26/1999, due

             3/1/1999 (at amortized cost)                          9,858,232

                                                                 -----------
            Total Investments (identified cost $96,074,262)      $96,631,578

                                                                 ===========

--------------------------------------------------------------------------------
 International Stock Fund


 ------------------------------------------------------------------------
  Shares                      Description                           Value

 ------------------------------------------------------------------------
          Common Stocks -- 94.9%
          Argentina -- 3.3%

  113,910 (1)Telefonica de Argentina SA, ADR                   $3,331,868
  145,500 YPF Sociedad Anonima, ADR                             4,219,500
                                                               ----------
          Total                                                 7,551,368

                                                               ----------
          Australia -- 2.7%

  737,120 Cable & Wireless Optus Ltd.                           1,620,440
  489,500 David Jones Ltd.                                        462,048
  460,700 Mayne Nickless Ltd.                                   1,501,997
  862,501 Pacific Dunlop Ltd.                                   1,505,072
  481,200 Pioneer International Ltd.                              969,687
                                                               ----------
          Total                                                 6,059,244

                                                               ----------
          Austria -- 0.9%

    9,900 EVN AG                                                1,306,087
   11,000 VA Technologie AG                                       852,585
                                                               ----------
          Total                                                 2,158,672

                                                               ----------
          Belgium -- 0.2%

   15,900 NV Union Miniere SA                                     518,820
                                                               ----------
          Bermuda -- 3.1%

  170,000 Jardine Matheson Holdings Ltd.                          445,400
   83,000 PartnerRe Ltd.                                        3,589,750
   48,100 (1)XL Capital Ltd.                                    2,946,125
                                                               ----------
          Total                                                 6,981,275

                                                               ----------
          Brazil -- 1.3%

  111,200 (1)Petroleo Brasileiro SA, ADR                          857,430
   34,150 (1)Telecomunicacoes Brasileiras SA, ADR               2,204,810
                                                               ----------
          Total                                                 3,062,240

                                                               ----------
          Canada -- 2.5%

  170,400 Agrium, Inc.                                          1,363,200
   40,000 Canadian Imperial Bank of Commerce                      942,908
  184,760 (1)Laidlaw, Inc.                                      1,420,343
   37,000 Newbridge Networks Corp.                                899,178
  380,700 Ranger Oil Ltd.                                       1,070,719
                                                               ----------
          Total                                                 5,696,348

                                                               ----------
          Chile -- 0.6%

   88,850 Gener SA, ADR                                         1,332,750
                                                               ----------
          Finland -- 3.3%

   47,500 Amer Group, Ltd., Class A                               704,990
  850,000 (1)MeritaNordbanken OYJ.                              4,980,832
   73,500 (1)Metsa-Serla OYJ, Class B                             509,885
  142,239 (1)Stora Enso Oyj                                     1,259,444
                                                               ----------
          Total                                                 7,455,151

                                                               ----------
          France -- 8.6%

   30,119 Axa                                                   3,933,804
   18,842 Alcatel                                               2,030,060
   49,700 (1)Alcatel, ADR                                       1,077,869
   65,881 Banque Nationale de Paris                             5,265,630
   15,000 Compagnie Generale d'Industrie et de Participation      815,480
   25,592 Elf Aquitaine SA                                      2,672,905
   82,332 Rhone-Poulenc SA                                      3,779,035
                                                               ----------
          Total                                                19,574,783

                                                               ----------
          Germany -- 1.7%

   53,500 Bayer AG                                              1,896,877

(See Notes to Portfolios of Investments)

 [_] Marshall Funds

--------------------------------------------------------------------------------
 International Stock Fund (continued)


 ------------------------------------------------------------------
  Shares                    Description                       Value

 ------------------------------------------------------------------
            Common Stocks (continued)

            Germany (continued)

     37,650 Deutsche Bank, AG                            $1,968,209
                                                         ----------
            Total                                         3,865,086

                                                         ----------
            Great Britain -- 16.4%

  1,960,406 Albert Fisher Group PLC                         172,833
    248,576 BG PLC                                        1,454,360
    870,624 BTR Siebe PLC                                 3,642,993
    211,400 British Airways PLC                           1,951,336
    189,800 (1)British Steel PLC, ADR                     3,736,688
    925,000 Caradon PLC                                   2,268,574
    880,800 (4)Centrica PLC                               1,648,367
    146,466 Fairview Holdings PLC                           220,691
    292,932 Hillsdown Holdings PLC                          319,297
    125,166 Hyder PLC                                     1,596,050
    322,000 Marks & Spencer PLC                           2,172,990
  1,500,000 Medeva PLC                                    2,528,732
    264,434 National Power Co. PLC                        2,106,655
    347,200 Next PLC                                      4,062,771
    300,000 Peninsular & Oriental Steam Navigation Co.    3,517,673
    219,000 Rolls-Royce PLC                                 957,478
    170,450 Somerfield PLC                                1,021,853
    516,900 Tate & Lyle PLC                               3,769,968
    146,466 Terranova Foods PLC                             190,170
                                                         ----------
            Total                                        37,339,479

                                                         ----------
            Hong Kong -- 7.7%

    382,000 Cathay Pacific Airways                          426,499
    116,107 HSBC Holdings PLC                             3,267,032
    628,000 Hong Kong Electric Holdings Ltd.              1,787,338
    455,000 Hong Kong Ferry Holdings                        469,829
  2,238,400 Hong Kong Telecommunications Ltd.             3,755,946
    210,000 Hutchison Whampoa                             1,456,922
    485,500 Jardine Strategic Holdings Ltd.                 703,975
    894,000 South China Morning Post Holdings Ltd.          383,678
    752,500 Swire Pacific Ltd., Class A                   3,078,961
  1,246,000 Varitronix International Ltd.                 2,203,317
                                                         ----------
            Total                                        17,533,497

                                                         ----------
            Hungary -- 1.0%

     88,814 (1)(2)(4)MOL Magyar Olay, GDR                 2,186,130
                                                         ----------
            Israel -- 1.1%

     63,300 Teva Pharmaceutical Industries Ltd., ADR      2,559,694

                                                         ----------
            Italy -- 3.5%

    170,000 (1)Burgo (Cartiere) SpA                         971,870
  1,120,900 (1)Fiat SpA                                   3,376,550
    535,600 Telecom Italia SpA                            3,621,358
                                                         ----------
            Total                                         7,969,778

                                                         ----------
            Japan -- 4.9%

     55,000 Daito Trust Construction Co.                    475,781
        300 Nippon Telegraph & Telephone Corp.            2,473,758
    258,000 Nomura Securities Co. Ltd.                    2,482,833
     85,000 (1)Ono Pharmaceutical Co. Ltd.                3,117,491
     33,300 Sony Corp.                                    2,521,260
                                                         ----------
            Total                                        11,071,123

                                                         ----------

 --------------------------------------------------------------------
  Shares                    Description                         Value

 --------------------------------------------------------------------
          Common Stocks (continued)

          Korea -- 3.1%

  243,500 (1)Pohang Iron and Steel Co. Ltd., ADR           $3,804,688
  315,765 (1)SK Telecom Co. Ltd., ADR                       3,197,117
                                                           ----------
          Total                                             7,001,805

                                                           ----------
          Mexico -- 2.6%

  346,000 Alfa, SA de CV, Class A                             853,418
  854,200 Industrias Penoles SA                             2,562,686
   42,978 (1)Telefonos de Mexico, Class L, ADR              2,457,804
                                                           ----------
          Total                                             5,873,908

                                                           ----------
          Netherlands -- 5.3%

   46,800 Akzo Nobel NV                                     1,777,664
   18,135 Ballast Nedam NV                                    514,391
   19,400 European Vinyls Corp., International NV             114,107
   76,950 ING Groep, NV                                     4,314,541
   74,000 (1)Philips Electronics NV                         5,166,081
    8,676 Vendex NV                                           232,737
                                                           ----------
          Total                                            12,119,521

                                                           ----------
          New Zealand -- 0.6%

  802,000 (1)Air New Zealand Ltd., Class B                  1,332,291
                                                           ----------
          Norway -- 1.7%

   56,000 (1)Elkem A.S., Class A                              760,823
   61,800 Kvaerner A.S., Class B                              976,303
  178,665 (1)Nycomed Amersham PLC                           1,174,164
   60,500 Saga Petroleum AS, Class A                          508,468
   39,500 Unitor Ships Service                                349,447
                                                           ----------
          Total                                             3,769,205

                                                           ----------
          Peru -- 0.2%

   43,700 CPT Telefonica del Peru SA, Class B, ADR            516,206
                                                           ----------
          Philippines -- 0.5%

   48,205 (1)Philippine Long Distance Telephone Co., ADR    1,144,869

                                                           ----------
          Portugal -- 1.0%

   34,500 BPI-SGPS SA                                       1,199,325
   52,320 Banco Pinto & Sotto Mayor                         1,050,902
                                                           ----------
          Total                                             2,250,227

                                                           ----------
          Singapore -- 0.3%

  588,229 Dairy Farm International Holdings Ltd.              629,405
                                                           ----------
          Spain -- 6.7%

   91,500 (1)Corporacion Bancaria de Espana SA, ADR         4,346,250
   98,000 Endesa SA                                         2,600,873

  191,500 Iberdrola SA                                      3,000,125
   53,500 (1)Repsol SA                                      2,817,378
   54,648 Telefonica SA                                     2,499,329
                                                           ----------
          Total                                            15,263,955

                                                           ----------
          Sweden -- 5.2%

   89,600 (1)Autoliv, Inc.                                  3,404,800
   28,600 Autoliv, Inc., ADR                                1,079,311
   47,000 (1)Esselte AB, Class A                              726,124
   59,100 (1)Granges AB                                       815,620
  139,650 (4)Saab AB, Class B                               1,227,992
   75,000 (1)Svenska Handelsbanken, Stockholm               2,656,326

(See Notes to Portfolios of Investments)

                                                   February 28, 1999 (unaudited)
                                                      Portfolio of Investments

--------------------------------------------------------------------------------
 International Stock Fund (continued)


 ------------------------------------------------------------------------------
  Shares or
  Principal

  Amount                         Description                              Value

 ------------------------------------------------------------------------------
             Common Stocks (continued)

             Sweden (continued)

      76,500 (1)Volvo AB, Class B                                    $1,985,375
                                                                   ------------
             Total                                                   11,895,548

                                                                   ------------
             Switzerland -- 3.3%

      13,800 Credit Suisse Group                                      2,143,301
       3,935 Swisscom AG                                              1,556,399
       5,700 Zurich Allied AG                                         3,785,049
                                                                   ------------
             Total                                                    7,484,749

                                                                   ------------
             Thailand -- 0.9%

   1,145,200 (1)Bangkok Bank Public Co., Ltd.                         1,932,697
                                                                   ------------
             Venezuela -- 0.7%

     107,900 (1)Compania Anonima Nacional Telefonos de

              Venezuela, Class D, ADR                                 1,679,194

                                                                   ------------
             Total Common Stocks (identified cost $197,574,636)     215,809,018

                                                                   ------------
             Preferred Stocks -- 3.5%
             Australia -- 2.3%

      66,614 National Australia Bank, Ltd., Melbourne,

              Exchangeable Capital Unit, $1.97                        2,019,237
     491,572 News Corp. Ltd., Pfd.                                    3,217,505
                                                                   ------------
             Total                                                    5,236,742

                                                                   ------------
             Germany -- 0.4%

      37,363 Moebel Walther AG, Pfd.                                    842,076
                                                                   ------------
             Great Britain -- 0.1%

     107,100 Hyder PLC, Pfd.                                            213,093
                                                                   ------------
             United States -- 0.7%

      33,700 SBC Communications, Inc., Conv. Pfd., $3.07              1,685,000
                                                                   ------------
             Total Preferred Stocks (identified cost $7,091,698)      7,976,911

                                                                   ------------
             Government Agencies -- 1.5%

  $1,965,000 (6)Federal Home Loan Mortgage Corp., Discount Note,
              4.71% 3/15/1999                                         1,961,401

   1,408,000 (6)Federal Home Loan Mortgage Corp., Discount Note,
              4.75% 4/22/1999                                         1,398,340

                                                                   ------------
             Total Government Agencies (identified cost

              $3,359,740)                                             3,359,741
                                                                   ------------
             U.S. Treasury Issues -- 0.9%

   1,177,000 United States Treasury Bill, 4/22/1999                   1,169,220
     336,000 United States Treasury Bill, 4/29/1999                     333,591
     367,000 United States Treasury Bill, 5/13/1999                     363,734
     239,000 United States Treasury Bill, 5/27/1999                     236,448
                                                                   ------------
             Total U.S. Treasury Issues (identified cost

              $2,103,146)                                             2,102,993
                                                                   ------------
             Total Investments (identified cost $210,129,220)      $229,248,663

                                                                   ============

INDUSTRY DIVERSIFICATION


                                     Percentage of
                                        Net Assets

 -------------------------------------------------
  Telecommunications                     14.4%
  Banking                                11.3%
  Financial Services                      7.7%
  Electric                                4.7%
  Insurance                               4.6%
  Services                                4.1%
  Diversified Manufacturing               3.8%
  Retail Trade                            3.7%
  Automotive & Related                    3.5%
  Chemicals                               3.3%
  Steel                                   3.3%
  Medical/Drugs                           3.0%
  Oil & Gas Products                      3.0%
  Electronic Technology                   2.7%
  Gas Distribution                        2.5%
  Consumer Basics                         2.3%
  Aerospace & Defense                     2.1%
  Oil                                     1.9%
  Broadcasting                            1.6%
  Other                                   1.6%
  Construction Equipment                  1.5%
  Other Financial                         1.4%
  Paper                                   1.2%
  Household Products                      1.1%
  Non-Ferrous Metals                      1.1%
  Pharmaceuticals & Healthcare            1.1%
  Air Travel                              1.0%
  Automobile                              0.9%
  Electrical Equipment                    0.9%
  Energy                                  0.9%
  U.S. Treasury Securities                0.9%
  Food & Beverages                        0.8%
  Utilities                               0.8%
  Non-Energy Minerals                     0.6%
  Industrial Services                     0.4%
  Metals                                  0.4%
  Office Equipment                        0.3%
  Commercial Services                     0.2%
  Process Industries                      0.2%
  Other Assets and Liabilities, Net      (0.8)%
                                        -------
  Total                                 100.00%

                                        =======

(See Notes to Portfolios of Investments)

 [_] Marshall Funds

--------------------------------------------------------------------------------
 Intermediate Bond Fund


 ------------------------------------------------------------------------------
  Principal

  Amount                          Description                             Value

 ------------------------------------------------------------------------------
             Asset-Backed Securities -- 12.4%
  $5,500,000 ARG Funding Corp., Class A2, 5.88%, 5/20/2002           $5,487,955
  10,000,000 Bridgestone/Firestone Master Trust 1996-1, Class A,

              6.17%, 7/1/2003                                        10,099,200

     513,742 ContiMortgage Home Equity Loan Trust 1995-4, Class
              A5, 6.56%, 12/15/2010                                     512,969

   5,000,000 DLJ Commercial Mortgage Corp. 1998-STF2, Class A1,
              5.588%, 11/5/2000                                       5,003,150

   6,000,000 (2)DLJ Leverage Loan Funding, Class B1, 6.77%,
              9/15/2005                                               5,850,000
   7,750,000  First USA Credit Card Master Trust 1998-9, Class A, 5.28%,
              9/18/2006 7,566,403

   2,646,660 Green Tree Financial Corp. 1996-6, Class A3, 6.75%,
              9/15/2027                                               2,650,723
  12,000,000 J.P. Morgan Commercial Mortgage Finance Corp.

              1997-C5, Class A2, 7.069%, 9/15/2029                   12,491,580
  10,000,000 Metris Master Trust 1997-1, Class A, 6.87%,
              11/20/2005                                             10,300,100

     990,332 Olympic Automobile Receivables Trust 1995-D, Class
              A4, 6.05%, 11/15/2000                                     991,570

  12,000,000 TMS Home Equity Trust 1996-B, Class A7, 7.55%,
              2/15/2020                                              12,222,840
                                                                     ----------
             Total Asset-Backed Securities

              (identified cost $72,564,707)                          73,176,490
                                                                     ----------

             Collateralized Mortgage Obligations -- 13.2% 5,000,000 (2)Criimi
   Mae CMBS Corp., Series 1998-1, Class A2,

              6.009%, 2/20/2005                                       4,735,750
   6,000,000 (2)Criimi Mae CMBS Corp., Series 1998-1, Class A3,

              6.306%, 12/20/2007                                      5,527,020

   9,000,000 DLJ Commercial Mortgage Corp., Series 1998-CG1, Class
              A1B, 6.410%, 5/10/2008                                  9,010,845

   7,185,000 Delta Funding Home Equity Loan Trust, Series 1997-3,
              Class A2F, 6.59%, 9/25/2012                             7,179,719

   8,230,242 Federal Home Loan Mortgage Corp., Series 1829, Class
              H, 6.50%, 10/15/2021                                    8,269,623

   4,243,419 Federal Home Loan Mortgage Corp., Series 1834, Class
              A, 7.00%, 1/15/2020                                     4,263,618

  15,000,000  Federal National Mortgage Association, Series 1997- 17, Class PD,
              7.00%, 4/18/2021 15,103,950

   1,409,156  GE Capital Mortgage Services, Inc., Series 1997-6, Class A18,
              9.00%, 7/25/2027 1,434,859

  10,540,000 GMAC Commercial Mortgage Securities, Inc. 1998-C2,
              Series 1998-C2, Class A2, 6.42%, 8/15/2008             10,556,179


 ----------------------------------------------------------------------------
  Principal

  Amount                         Description                            Value

 ----------------------------------------------------------------------------
             Collateralized Mortgage Obligations (continued)

  $4,607,593 Green Tree Financial Corp., Series 1994-7, Class
              A4, 8.35%, 3/15/2020                                 $4,684,678

   7,000,000 Green Tree Home Equity Loan Trust, Series 98-B,
              Class B1, 7.81%, 11/15/2029                           6,928,460

                                                                   ----------
             Total Collateralized Mortgage Obligations

              (identified cost $78,016,709)                        77,694,701
                                                                   ----------
             Corporate Bonds -- 49.6%
             Banking -- 11.7%

  12,550,000 Firstar Capital Trust I, Company Guarantee, 8.32%,
              12/15/2026                                           13,277,022

   7,000,000 Fleet Capital Trust V, 6.226%, 12/18/2028              6,969,900
   5,000,000 Mercantile Capital Trust I, Company Guarantee,

              5.820%, 2/1/2027                                      4,954,025
  12,000,000 Old Kent Capital Trust I, 5.769%, 2/1/2027            11,889,348
  10,000,000 (2)Skandinaviska Enskilda, Sub. Note, Series 144A,

              6.50%, 12/29/2049 9,480,630 12,500,000 Starbank Capital Trust,
  5.986%, 6/15/2027 12,424,488 10,000,000 Toronto-Dominion Bank, Sub. Note,
  7.875%, 8/15/2004 10,126,900

                                                                   ----------
             Total                                                 69,122,313

                                                                   ----------
             Broker/Dealers -- 6.2%

   8,000,000 Bear Stearns Cos., Inc., Sr. Note, 7.00%, 1/15/2027    7,916,480
   9,000,000 Lehman Brothers Holdings, Inc., Note, 6.90%,

              1/29/2001                                             9,020,430
   5,000,000 Lehman Brothers, Inc., Sr. Sub. Note, 7.50%,
              8/1/2026                                              5,125,500
  10,000,000 (1)Merrill Lynch & Co., Inc., Sr. Unsub. Note,
              6.00%, 2/17/2009                                      9,648,300
   5,000,000 PaineWebber Group, Inc., Note, 6.45%, 12/1/2003        4,941,100

                                                                   ----------
             Total                                                 36,651,810

                                                                   ----------
             Finance -- 15.8%

  10,000,000 Aristar, Inc., Note, 6.30%, 10/1/2002                 10,022,100
  15,000,000 (1)Conseco, Inc., Note, 6.80%, 6/15/2005              14,011,950
  12,000,000 (2)Credit Suisse, London, Sub. Note, 7.90%,
              4/29/2049                                            11,786,136
  10,000,000 (2)Edison Funding Co., Sr. Note, 6.75%, 12/17/1999    10,061,010

   4,000,000 FINOVA Capital Corp., Note, 6.25%, 11/1/2002           3,988,800
  10,000,000 (2)Florida Windstorm Under, Bond, 6.50%, 8/25/2002     9,960,500

   8,165,000 General Motors Acceptance Corp., Unsecd. Note,
              7.00%, 6/6/2003                                       8,456,980

   4,000,000 HSB Group, Inc., Company Guarantee, 5.94%,

              7/15/2027                                             3,856,200
   4,000,000 Household Netherlands BV, Company Guarantee, 6.20%,

              12/1/2003                                             3,958,120


(See Notes to Portfolios of Investments)

                                                   February 28, 1999 (unaudited)
                                                      Portfolio of Investments

--------------------------------------------------------------------------------
 Intermediate Bond Fund (continued)


 ------------------------------------------------------------------------------
  Principal

  Amount                          Description                             Value

 ------------------------------------------------------------------------------
             Corporate Bonds (continued)

             Finance (continued)

  $5,000,000 MBNA Global Capital Securities, Jr. Sub. Deb.,
              5.769%, 2/1/2027                                       $4,632,000
  12,000,000 Sears Roebuck Acceptance Corp., Note, Series III,
              7.01%, 9/19/2002                                       12,317,640

                                                                    -----------
             Total                                                   93,051,436

                                                                    -----------
             Industrial Services -- 11.4%

   5,000,000 Dayton-Hudson Corp., Unsecd. Note, 6.40%, 2/15/2003      5,079,750
  10,000,000 Dayton-Hudson Corp., Unsecd. Note, 9.75%, 7/1/2002      11,154,600

   7,000,000 Enserch Corp., 6.426%, 7/1/2028                          6,934,270
  10,000,000 IMC Global, Inc., Deb., 6.875%, 7/15/2007                9,681,200
  12,000,000 (2)Marlin Water Trust, Sr. Note, 7.09%, 12/15/2001      11,963,604
  10,000,000 (1)Tyco International Group, Note, 5.875%, 11/1/2004     9,820,640
   7,000,000 Waste Management, Inc., Unsecd. Note 7.70%,

              10/1/2002                                               7,332,430
   5,000,000 Waste Management, Inc., Note, 6.625%, 7/15/2002          5,065,800
                                                                    -----------
             Total                                                   67,032,294

                                                                    -----------
             Transportation -- 1.6%

   4,604,239 Continental Airlines, Inc., Pass Thru Cert., 6.541%,
              9/15/2008                                               4,442,952
   4,000,000 Delta Air Lines, Inc., Equip. Trust, Series 1993-A2,
              10.50%, 4/30/2016                                       5,139,520

                                                                    -----------
             Total                                                    9,582,472

                                                                    -----------
             Utilities -- Telephone -- 2.9%
  10,000,000 Telephone and Data System, Inc., Bond, 7.00%,

              8/1/2006                                               10,141,100
   7,000,000 (1)WorldCom, Inc., Sr. Note, 6.125%, 8/15/2001           7,051,450
                                                                    -----------
             Total                                                   17,192,550

                                                                    -----------
             Total Corporate Bonds

              (identified cost $295,148,696)                        292,632,875
                                                                    -----------
             Corporate Notes -- 3.8%
             Broker/Dealers -- 2.1%

  12,000,000 Bear Stearns Cos., Inc., Sr. Note, 6.75%, 5/1/2001      12,164,280
                                                                    -----------
             Tobacco -- 1.7%

  10,000,000 Philip Morris Cos., Inc., Note, 7.25%, 9/15/2001        10,257,800

                                                                    -----------
             Total Corporate Notes

              (identified cost $21,921,780)                          22,422,080
                                                                    -----------
             U.S. Agency Notes -- 1.9%
             Federal Home Loan Bank -- 1.9%

   5,000,000 5.43%, 11/17/2008                                        4,814,950
   6,500,000 5.58%, 8/17/2001                                         6,526,065
                                                                    -----------
             Total U.S. Agency Notes

              (identified cost $11,565,695)                          11,341,015
                                                                    -----------

 -----------------------------------------------------------------------------
  Principal

  Amount                         Description                             Value

 -----------------------------------------------------------------------------
             Mortgage Backed Securities -- 0.9%
             Federal Home Loan Mortgage Corporation -- 0.0%
    $109,598 8.75%, 4/1/2001                                          $111,534
                                                                  ------------
             Federal National Mortgage Association -- 0.9%
   4,894,883 7.635%, 8/1/2011                                        5,240,559
                                                                  ------------
             Total Mortgage Backed Securities (identified cost
              $5,380,359)                                            5,352,093

                                                                  ------------
             U.S. Treasury Notes -- 15.9%

   5,000,000 (1)4.25%, 11/15/2003                                    4,797,250
   5,000,000 (1)4.75%, 11/15/2008                                    4,801,150
  10,000,000 (1)5.75%, 11/15/2000                                   10,096,100
   6,000,000 (1)5.75%, 8/15/2003                                     6,103,560
   5,000,000 (1)6.25%, 2/15/2007                                     5,264,150
  10,000,000 (1)6.25%, 8/31/2000                                    10,159,700
  12,000,000 (1)6.50%, 10/15/2006                                   12,792,480
  17,000,000 (1)6.625%, 5/15/2007                                   18,331,780
   5,000,000 (1)7.25%, 8/15/2004                                     5,444,900
  15,000,000 (1)7.875%, 8/15/2001                                   15,915,750
                                                                  ------------
             Total U.S. Treasury Notes

              (identified cost $95,630,898)                         93,706,820
                                                                  ------------
             Total Investments in Securities

              (identified cost $580,228,844)                       576,326,074
                                                                  ------------
             (3)Repurchase Agreement -- 0.8%
   4,711,129 Lehman Brothers, Inc., 4.78%, dated 2/26/1999, due

              3/1/1999 (at amortized cost)                           4,711,129

                                                                  ------------
             Total Investments (identified cost $584,939,973)     $581,037,203

                                                                  ============
------------------------------------------------------------------------------

 Government Income Fund


 ------------------------------------------------------------------------------
  Principal

  Amount                          Description                             Value

 ------------------------------------------------------------------------------
             Asset-Backed Securities -- 9.5%
    $750,929 Contitrade Services Home Equity Loan Trust, 7.700%,
              9/15/2006, (Series 1991-2)                               $749,919

   3,000,000 (2)DLJ Leverage Loan Funding, 6.770%, 9/15/2005 2,925,000 182,082
     Green Tree Financial Corp., 6.750%, 9/15/2027 (Series

              1996-6)                                                   182,361
   6,000,000 Green Tree Home Equity Loan Trust, 7.810%, 11/15/2029
              (Series 1998-B)                                         5,938,680
  10,643,000 Greenwich Capital Acceptance, 7.150%, 8/10/2020         10,758,583

   4,955,714 (2)MLMI, 5.188%, 4/1/2011 (Series 1998-HI) 4,952,641 2,485,754
   (2)Nationscredit Home Equity Loan Trust, 6.500%,

              10/15/2028                                              2,495,076
     328,720 Residential Asset Securitization Trust, 8.000%,
              12/25/2026, (Series 1996-A8)                              329,425

                                                                     ----------
             Total Asset-Backed Securities (identified cost
              $28,379,664)                                           28,331,685

                                                                     ----------

(See Notes to Portfolios of Investments)

 [_] Marshall Funds

--------------------------------------------------------------------------------
 Government Income Fund (continued)


 ----------------------------------------------------------------------------
  Principal

  Amount                         Description                            Value

 ----------------------------------------------------------------------------
             Collateralized Mortgage Obligations -- 18.0%
  $2,739,847 Chase Mortgage Finance Corp., 6.250%, 11/25/2009,
              (Series 1993-M)                                      $2,735,422

   5,000,000 Federal Home Loan Mortgage Corp., 6.500%,

              4/15/2021, REMIC (Series 1574-G)                      5,013,850
  13,400,000 Federal Home Loan Mortgage Corp., 8.000%,
              6/15/2023, REMIC (Series 1748-B)                     13,770,778
   1,475,095 Federal National Mortgage Association, 6.100%,

              9/25/2004, REMIC (Series 1992-179-E)                  1,472,042
     605,467 GE Capital Mortgage Services, Inc. 1997-6, 9.000%,

              7/25/2027                                               616,510
   5,150,784 IMC Excess Cashflow Securities Trust 1997-A,
              7.410%, 11/26/2028                                    4,853,017
   1,226,622 Independent National Mortgage Corp., 7.250%,
              11/25/2010                                            1,235,705
   6,450,000 Independent National Mortgage Corp., 7.500%,
              9/25/2025                                             6,533,915
   4,177,400 (2)Prudential Home Mortgage Securities 1992-B,

              7.400%, 5/25/2007                                     4,220,005
   9,991,638 Residential Funding Mortgage Securities I 1996-S25,

              7.500%, 5/25/2027                                    10,103,644
   2,931,379 Saxon Mortgage Securities Corp. 1993-10, 5.680%,

              11/25/2023                                            2,894,136

                                                                   ----------
             Total Collateralized Mortgage Obligations

              (identified cost $53,661,917)                        53,449,024
                                                                   ----------
             Commercial Mortgage Backed Securities -- 6.6%
   1,658,000 Chase Commercial Mortgage Securities Corp. 1997-2,

              6.600%, 11/19/2007                                    1,673,892
   3,300,000 (2)DLJ Commercial Mortgage Corp. 1998-STFA, 6.770%,

              9/15/2005                                             3,206,462
   1,150,000 GMAC Commercial Mortgage Securities, Inc.,
              6.853%,9/15/2006, (Series 1997-C1)                    1,174,397
   5,500,000 GMAC Commercial Mortgage Securities, Inc., 6.566%,

              11/15/2007, (Series 1997-C2)                          5,568,283
   8,000,000 (2)Nomura Depositor Trust Commercial Mortgage Pass-

              Thru 1998-ST I Floating Rate Note, 5.356%,

              1/15/2003                                             7,995,040

                                                                   ----------
             Total Commercial Mortgage Backed Securities

              (identified cost $19,707,677)                        19,618,074
                                                                   ----------
             Mortgage Backed Securities -- 45.1%
             Federal Home Loan Mortgage Corporation -- 12.5%

   6,392,221 7.000%, 11/1/2009                                      6,522,047
   4,390,392 7.000%, 5/1/2027                                       4,446,633

 ---------------------------------------------------------------------------
  Principal

  Amount                        Description                            Value

 ---------------------------------------------------------------------------
             Mortgage Backed Securities (continued)
             Federal Home Loan Mortgage Corporation (continued)

  $4,191,642 7.500%, 5/1/2024                                     $4,325,272
   4,576,334 8.000%, 2/1/2010                                      4,725,065
   4,226,869 8.000%, 4/1/2008                                      4,364,242
   4,066,880 8.000%, 4/1/2026                                      4,233,378
     596,179 8.000%, 8/1/2025                                        620,587
     651,951 8.500%, 2/1/2009                                        684,346
   2,776,200 8.500%, 9/1/2024                                      2,924,560
      15,916 8.750%, 4/1/2001                                         16,197
     327,012 9.000%, 5/1/2017                                        348,575
   3,700,655 9.000%, 6/1/2019                                      3,942,344
       3,879 9.500%, 2/1/2001                                          3,952
       6,071 10.500%, 10/1/2000                                        6,159
                                                                 -----------
             Total                                                37,163,357

                                                                 -----------
             Federal National Mortgage Association -- 10.4%
  10,000,000 5.500%, TBA                                           9,715,600
  10,000,000 7.500%, TBA                                          10,300,000
   5,246,058 6.340%, 2/1/2008                                      5,311,560
   1,877,372 8.000%, 5/1/2025                                      1,962,435
     734,403 8.000%, 8/1/2007                                        754,371
     752,998 8.500%, 3/1/2023                                        797,674
     368,596 11.000%, 6/1/2020                                       411,099
     168,816 11.500%, 10/1/2015                                      190,445
     867,011 11.500%, 5/20/2021                                    1,000,860
     643,071 11.500%, 7/1/2006                                       688,086
                                                                 -----------
             Total                                                31,132,130

                                                                 -----------
             Government National
              Mortgage Association -- 22.2%

  20,000,000 (7)6.000%, TBA, 30 Year                              19,406,200
  24,976,437 6.500%, 1/15/2029                                    24,843,812
   2,225,124 7.000%, 6/15/2023                                     2,257,121
     646,328 8.000%, 6/15/2022                                       670,364
     539,441 8.000%, 7/15/2022                                       559,503
     601,154 8.000%, 8/15/2022                                       623,511
   4,094,005 8.000%, 8/15/2024                                     4,269,270
   9,727,240 8.500%, 9/15/2028                                    10,326,049
     680,767 9.000%, 2/15/2020                                       729,701
   1,668,051 9.500%, 10/15/2024                                    1,803,062
     271,267 9.500%, 7/15/2019                                       293,224
     229,801 10.000%, 11/15/2020                                     251,489
       4,908 10.500%, 10/15/2000                                       5,018
       3,881 10.500%, 10/15/2000                                       3,968
       9,571 11.000%, 11/15/2000                                       9,847
                                                                 -----------
             Total                                                66,052,139

                                                                 -----------
             Total Mortgage Backed Securities (identified cost
              $134,766,391)                                      134,347,626

                                                                 -----------
             Government Agencies -- 9.5%

  13,000,000 Federal Home Loan Bank System, 5.125%, 9/15/2003     12,721,280
  11,000,000 Federal National Mortgage Association, 5.750%,

              4/15/2003                                           11,068,860
   3,858,100 National Archive Facility Trust, 8.500%, 9/1/2019     4,610,237

                                                                 -----------
             Total Government Agencies (identified cost

              $29,120,171)                                        28,400,377
                                                                 -----------

(See Notes to Portfolios of Investments)

                                                   February 28, 1999 (unaudited)
                                                      Portfolio of Investments

--------------------------------------------------------------------------------
 Government Income Fund (continued)


 ------------------------------------------------------------------------------
  Principal

  Amount                         Description                              Value

 ------------------------------------------------------------------------------
             (8)Variable Rate Notes -- 4.2%
  $5,000,000 Enserch Corp. Floating Rate Note, 6.426%, 4/1/1999      $4,953,050
   4,000,000 HSB Group, Inc. Floating Rate Note, 5.940%,

              4/15/1999                                               3,856,200
   4,000,000 MBNA Global Capital Securities, 5.770%, 5/4/1999         3,705,600

                                                                   ------------
             Total Variable Rate Notes (identified cost

              $12,659,735)                                           12,514,850
                                                                   ------------
             U.S. Treasury Note -- 1.7%

   5,000,000 (1)United States Treasury Note, 5.250%, 8/15/2003
              (identified cost $5,236,719)                            4,994,200

                                                                   ------------
             Total Investments in Securities (identified cost
              $283,532,274)                                         281,655,836

                                                                   ------------
             (3)Repurchase Agreement -- 20.0%
  59,410,063 Lehman Brothers, Inc., 4.780%, dated 2/26/1999, due

              3/1/1999 (at amortized cost)                           59,410,063

                                                                   ------------
             Total Investments (identified cost $342,942,337)      $341,065,899

                                                                   ============
-------------------------------------------------------------------------------

 Money Market Fund


 --------------------------------------------------
  Principal

  Amount             Description              Value

 --------------------------------------------------

              Certificate of
               Deposit -- 0.5%

              Banking -- 0.5%
  $10,000,000 Deutsche Bank, AG,

               5.770%, 3/30/1999         $9,999,429

                                         ----------
              (6)Commercial Paper --
                2.7%

              Beverages & Foods --
                2.7%

   50,000,000 Coca-Cola Co., 4.896%,
               4/23/1999                 49,642,986

                                         ----------
              Corporate Bonds -- 5.5%
              Asset-Backed -- 1.4%

   25,000,000 Beta Finance, Inc.,
               5.140%, 1/13/2000         24,998,693

                                         ----------
              Beverages & Foods --
                0.1%

    2,500,000 PepsiCo, Inc., 6.250%,
               9/1/1999                   2,505,838

                                         ----------
              Broker/Dealers -- 2.5%
   35,000,000 Merrill Lynch & Co.,

               Inc., 5.200%, 3/22/1999   35,063,545
   11,100,000 Morgan Stanley Group,

               Inc., 5.625%, 3/1/1999    11,100,000

                                         ----------
              Total                      46,163,545

                                         ----------
              Personal Credit -- 1.5%
    1,595,000 Associates Corp. of

               North America, 6.750%,
               10/15/1999                 1,607,995

   10,000,000 General Motors
               Acceptance Corp.,

               4.625%, 10/1/1999         10,146,339


 -----------------------------------------------------------------------------
  Principal

  Amount                          Description                            Value

 -----------------------------------------------------------------------------
              Corporate Notes -- 13.0%
              Asset-Backed -- 2.2%

  $15,000,000 General Motors Acceptance Corp., 4.949%, 5/3/1999    $15,000,783

                                                                   -----------
              Total                                                 26,755,117

                                                                   -----------
              Total Corporate Bonds                                100,423,193

                                                                   -----------
   25,000,000 Centauri Communications, Inc., 5.330%, 3/6/2000       25,000,000
   15,000,000 Sigma Finance, 5.890%, 5/5/1999                       15,000,000

                                                                   -----------
              Total                                                 40,000,000

                                                                   -----------
              Banking -- 2.6%

   25,000,000 Bankers Trust Co., New York, 5.190%, 2/22/2000        24,995,268
   23,000,000 CCC Putable Asset Trust, 6.450%, 10/18/1999           23,188,795

                                                                   -----------
              Total                                                 48,184,063

                                                                   -----------
              Broker/Dealers -- 2.8%

   25,000,000 Bear, Stearns and Co., 5.004%, 5/26/1999              25,000,000
    6,000,000 Lehman Brothers Holdings, Inc., 7.120%, 7/30/1999      6,032,595
    5,000,000 Merrill Lynch & Co., Inc., 5.250%, 5/25/1999           5,003,150

   15,000,000 Republic National Bank of New York, 5.038%,

               3/1/1999                                             15,000,000

                                                                   -----------
              Total                                                 51,035,745

                                                                   -----------
              Financial -- 0.3%

    5,000,000 Paccar Financial Corp., 6.060%, 3/15/1999              5,001,387
                                                                   -----------
              Foreign Banks -- 1.2%

   22,000,000 AB Spintab, 4.919%, 5/3/1999                          21,994,078
                                                                   -----------
              Forest Products -- 3.8%

   70,000,000 Willamette Industries, Inc., 4.810%, 3/1/1999         70,000,000

                                                                   -----------
              Short-Term Business Credit -- 0.1%

    2,000,000 McDonnell Douglas Finance Corp., 6.750%, 9/17/1999     2,010,572

                                                                   -----------
              Total Corporate Notes                                238,225,845

                                                                   -----------
              Governments/Agencies -- 0.5%
              Foreign Banks -- 0.5%

    8,700,000 African Development Bank, 6.750%, 7/30/1999            8,732,619
                                                                   -----------
              (8)Variable Rate Notes -- 68.8%
              Asset-Backed -- 8.1%

   25,000,000 Bishop's Gate Residential Mortgage Trust 1998-2,
               Class A-1, 5.139%, 3/10/1999                         25,000,000

   62,000,000 Liberty Lighthouse US Capital Co., 4.990%,

               7/15/1999                                            62,000,000
   60,000,000 Sigma Finance, 4.910%, 3/1/1999                       60,000,000
                                                                   -----------
              Total                                                147,000,000

                                                                   -----------

(See Notes to Portfolios of Investments)

 [_] Marshall Funds

--------------------------------------------------------------------------------
 Money Market Fund (continued)


 ---------------------------------------------------------------------------
  Principal

  Amount                         Description                           Value

 ---------------------------------------------------------------------------

              (8)Variable Rate Notes (continued)
              Banking -- 8.3%

  $12,000,000 Banc One Corp., 5.201%, 3/15/1999                  $11,994,616
   25,000,000 Bankers Trust Co., New York, 4.970%, 3/1/1999       24,994,046
   40,000,000 Citicorp, 5.199%, 3/1/1999                          40,000,000
   75,000,000 SMM Trust, 5.320%, 3/15/1999                        75,000,000
                                                                 -----------
              Total                                              151,988,662

                                                                 -----------
              Broker/Dealers -- 10.1%
   40,000,000 Bear, Stearns and Co., (Series B), 5.444%,

               3/10/1999                                          40,000,000
   71,200,000 (2)Goldman Sachs & Co., 5.066%, 3/1/1999            71,200,000
   74,000,000 J.P. Morgan & Co., Inc., 4.800%, 3/1/1999           74,000,000
                                                                 -----------
              Total                                              185,200,000

                                                                 -----------
              Construction Equipment -- 3.3%
   50,000,000 Caterpillar Financial Services Corp., 5.011%,

               5/7/1999                                           50,017,242
   10,000,000 Caterpillar Financial Services Corp., 5.038%,

               3/15/1999                                           9,996,335

                                                                 -----------
              Total                                               60,013,577

                                                                 -----------
              Diversified Manufacturing -- 0.2%

    3,000,000 Danaher Corp., 4.938%, 3/5/1999                      3,000,000
                                                                 -----------
              Insurance -- 21.3%

   25,000,000 (2)Combined Insurance Corp. of America, 5.251%,
               3/5/1999                                           25,000,000

   20,000,000 (2)Combined Insurance Corp. of America, 5.147%,
               5/3/1999                                           20,000,000

   40,000,000 (2)Commonwealth Life Insurance, 5.110%, 3/1/1999 40,000,000
   10,000,000 (2)Commonwealth Life Insurance, 5.410%, 4/1/1999 10,000,000
   35,000,000 First Allmerica Financial Life Insurance Co.,

               5.110%, 5/4/1999                                   35,000,000
   60,000,000 (2)General American Life Insurance Co., 4.990%,

               3/1/1999                                           60,000,000
   50,000,000 (2)Jackson National Life Insurance Co., 4.980%,

               5/1/1999                                           50,000,000
   60,000,000 (2)Transamerica Life Insurance and Annuity Co.,

               5.076%, 3/5/1999                                   60,000,000
   50,000,000 (2)Travelers Insurance Co., 5.011%, 4/1/1999        50,000,000
   40,000,000 (2)Western National Life Insurance Co., 5.000%,

               3/5/1999                                           40,000,000

                                                                 -----------
              Total                                              390,000,000

                                                                 -----------


 -----------------------------------------------------------------------------
  Principal

  Amount                        Description                              Value

 -----------------------------------------------------------------------------

              (8)Variable Rate Notes (continued)
              Leasing -- 3.3%

  $50,000,000 General Electric Capital Corp., (Series A),

               5.189%, 3/9/1999                                    $50,000,000
   10,000,000 U.S. Leasing Capital Corp., 5.140%, 4/19/1999         10,001,815

                                                                --------------
              Total                                                 60,001,815

                                                                --------------
              Personal Credit -- 6.0%

   50,000,000 American Honda Finance Corp., 4.970%, 4/21/1999       49,977,671
   34,000,000 American Honda Finance Corp., 4.972%, 4/20/1999       33,984,863
   25,000,000 Household Finance Corp., 5.375%, 3/4/1999             25,009,438

                                                                --------------
              Total                                                108,971,972

                                                                --------------
              Short-Term Business Credit -- 6.9%

   30,000,000 CIT Group, Inc., 4.940%, 3/1/1999                     29,979,888
   25,000,000 CIT Group, Inc., 5.035%, 4/14/1999                    24,987,901
   72,000,000 (2)Heller Financial, Inc., 5.327%, 3/1/1999           72,000,000
                                                                --------------
              Total                                                126,967,789

                                                                --------------
              Utilities -- 1.3%

   13,822,000 Consolidated Edison Co., 5.264%, 4/1/1999             13,826,348
   10,000,000 (2)Wisconsin Public Service, 4.888%, 3/1/1999         10,000,000

                                                                --------------
              Total                                                 23,826,348

                                                                --------------
              Total Variable Rate Notes                          1,256,970,163

                                                                --------------
              Total Investments in Securities                    1,663,994,235

                                                                --------------
              (3)Repurchase Agreement -- 10.0%
  182,918,334 Lehman Brothers, Inc., 4.780%, dated 2/26/1999,

               due 3/1/1999                                        182,918,334

                                                                --------------
              Total Investments (at amortized cost)             $1,846,912,569

                                                                ==============

(See Notes to Portfolios of Investments)

 Notes to Portfolios of Investments

 (1) Certain shares or principal amounts on loan to broker. (2) Securities exempt from registration under the Securities Act of 1933, as amended and may only be sold to dealers and other exempt investors. These securities have been determined to be liquid according to guidelines established by the board of directors.

 (3) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at date of the portfolio.

 (4) Non-income producing.

 (5) Represents the initial deposit within a margin account used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

 (6) Each issue shows the rate of discount at the time of purchase. (7) Includes securities subject to dollar roll transactions.

 (8) Current rate and next reset date shown. The following acronyms are used throughout this portfolio:

--------------------------------------------------------------------------------

ADR--American Depositary Receipt  REMIC--Real Estate Mortgage Investment
GDR--Global Depositary Receipt     Conduit
GNMA--Government National         TBA--To Be Announced

 Mortgage Association

--------------------------------------------------------------------------------


                                          Net Unrealized    Gross        Gross
                              Cost of      Appreciation   Unrealized   Unrealized

                          Investments for (Depreciation) Appreciation Depreciation
                            Federal Tax    for Federal   for Federal  for Federal    Total Net

Marshall                     Purposes      Tax Purposes  Tax Purposes Tax Purposes   Assets**

--------                  --------------- -------------- ------------ ------------ -------------
Equity Income Fund          $420,395,340   $93,634,678   $108,683,938 $15,049,260   $515,139,339

Large-Cap Growth &

 Income Fund                 236,472,269   131,874,023    136,570,754   4,696,731    365,859,362
Mid-Cap Value Fund           120,706,383     6,104,755     14,671,532   8,566,777    127,729,268
Mid-Cap Growth Fund          198,993,376    48,387,219     56,555,373   8,168,154    249,904,616
Small-Cap Growth Fund         96,074,262       557,316     10,519,635   9,962,319     97,535,255
International Stock Fund     210,129,220    19,119,443     50,652,214  31,532,771    227,510,722
Intermediate Bond Fund       584,939,973    (3,902,770)     4,357,212   8,259,982    589,550,401
Government Income Fund       342,942,337    (1,876,438)     1,277,337   3,153,775    297,731,231
Money Market Fund          1,846,912,569*           --             --          --  1,828,051,137

 *At amortized cost

**The categories of investments are shown as a percentage of net assets at February 28, 1999.

(See Notes which are an integral part of the Financial Statements)

February 28, 1999 (unaudited)
 Statements of Assets and Liabilities


                            -------         -------       -------       -------
                             Equity        Large-Cap      Mid-Cap       Mid-Cap
                             Income     Growth & Income    Value         Growth

                              Fund           Fund           Fund          Fund

                            -------         -------       -------       -------
Assets:

 Investments in

  securities, at value    $494,802,178   $337,418,237   $122,065,122  $232,185,370
 Investments in

  repurchase agreements     19,227,840     30,928,055      4,746,016    15,195,225
 Short-term investments
  held as collateral
  for securities

  lending                  145,802,813     91,093,270     12,651,889    51,024,010
 Cash                            1,076             --         27,776        25,571
 Cash denominated in
  foreign currencies

  (at cost, $139,301)               --             --             --            --
 Income receivable           1,520,834        400,717        266,377        43,915
 Receivable for
  investments sold           4,216,864             --      1,235,207     6,947,904
 Receivable for capital

  stock sold                        --             --             --            --
 Receivable for daily

  variation margin                  --             --             --            --
 Deferred

  organizational costs              --             --             --            --
 Deferred expenses                  --             --             --            --
                          ------------   ------------   ------------  ------------
   Total assets            665,571,605    459,840,279    140,992,387   305,421,995
                          ------------   ------------   ------------  ------------
Liabilities:

 Payable to Bank                    --          1,360             --            --
 Income distribution
  payable                           --             --             --            --
 Net payable for
  foreign currency
  exchange contracts

  purchased                         --             --             --            --
 Payable for
  investments purchased      3,880,274      2,230,914        400,563     3,978,475
 Payable on collateral

  due to broker            145,802,813     91,093,270     12,651,889    51,024,010
 Payable for daily

  variation margin                  --        108,000             --       132,189
 Payable for dollar

  roll transactions                 --             --             --            --
 Accrued expenses              749,179        547,373        210,667       382,705
                          ------------   ------------   ------------  ------------
   Total liabilities       150,432,266     93,980,917     13,263,119    55,517,379
                          ------------   ------------   ------------  ------------
Net Assets Consist of:

 Paid-in-capital           406,568,388    225,225,933    111,498,326   192,608,634
 Net unrealized
  appreciation
  (depreciation) on
  investments,
  collateral, futures
  contracts and foreign

  currency translation      93,634,678    133,287,018      6,104,755    48,244,529
 Accumulated net
  realized gain (loss)
  on investments,
  futures contracts and
  foreign currency

  transactions              14,346,948      7,165,023     10,047,452     9,810,274
 Undistributed net
  investment
  income/(net operating

  loss)                        589,325        181,388         78,735      (758,821)
                          ------------   ------------   ------------  ------------
   Total Net Assets       $515,139,339   $365,859,362   $127,729,268  $249,904,616
                          ------------   ------------   ------------  ------------
Net Asset Value,
 Offering Price, and
 Redemption Proceeds Per
 Share
 Class Y Shares:
 Net Asset Value and

  Redemption Proceeds

  Per Share                     $15.43         $16.27         $10.24        $15.07
 Offering Price Per
  Share                         $15.43         $16.27         $10.24        $15.07
 Class A Shares:
 Net Asset Value and
  Redemption Proceeds

  Per Share                     $15.43         $16.27         $10.24        $15.07
 Offering Price Per
  Share(a)                      $16.37*        $17.26*        $10.86*       $15.99*
                          ------------   ------------   ------------  ------------
Net Assets:

 Class Y Shares           $515,139,242   $365,859,262   $127,729,176  $249,904,511
 Class A Shares                     97            100             92           105
                          ------------   ------------   ------------  ------------
 Total Net Assets         $515,139,339   $365,859,362   $127,729,268  $249,904,616
                          ============   ============   ============  ============
Shares Outstanding:

 Class Y Shares             33,394,353     22,482,878     12,479,629    16,587,524
 Class A Shares                      6              6              9             7
                          ------------   ------------   ------------  ------------
   Total shares
    outstanding ($0.0001

    par value)              33,394,359     22,482,884     12,479,638    16,587,531
                          ============   ============   ============  ============
Investments, at

 identified cost          $420,395,340   $236,472,269   $120,706,383  $198,993,376
                          ============   ============   ============  ============
Investments, at tax cost  $420,395,340   $236,472,269   $120,706,383  $198,993,376
                          ============   ============   ============  ============

 * Computation of offering price per share 100/94.25 of net asset value.

** Computation of offering price per share 100/95.25 of net asset value.

(a) See "What Do Shares Cost?" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

                                                        [_] Marshall Funds


    -------         -------       -------        -------         -------
   Small-Cap     International  Intermediate    Government        Money
    Growth           Stock          Bond          Income          Market

     Fund            Fund           Fund           Fund            Fund

    -------         -------       -------        -------         -------

 $ 86,773,346    $229,248,663   $576,326,074   $281,655,836   $1,663,994,235
    9,858,232              --      4,711,129     59,410,063      182,918,334

           --      59,517,900    130,461,334      5,150,000               --
       26,234              --             --             --               --

           --         133,040             --             --               --
        3,927       1,134,246      7,092,537      2,342,190       14,436,402
    3,424,520              --      4,860,455      6,103,631               --
           --         206,792             --             --               --
       23,625              --             --             --               --
       18,785           3,016             --             --               --
           --           3,517             --             --          200,000
 ------------    ------------   ------------   ------------   --------------
  100,128,669     290,247,174    723,451,529    354,661,720    1,861,548,971
 ------------    ------------   ------------   ------------   --------------

           --         255,372        330,314         72,296        1,090,209
           --              --      2,729,958      1,295,042        6,698,717

           --           2,108             --             --               --
    2,390,280       2,569,680             --     30,525,599       25,000,000
           --      59,517,900    130,461,334      5,150,000               --
           --              --             --             --               --
           --              --             --     19,630,873               --
      203,134         391,392        379,522        256,679          708,908
 ------------    ------------   ------------   ------------   --------------
    2,593,414      62,736,452    133,901,128     56,930,489       33,497,834
 ------------    ------------   ------------   ------------   --------------

   99,443,795     197,872,551    615,366,908    300,660,067    1,828,051,137


      362,625      19,089,737     (3,902,770)    (1,876,438)              --

   (1,906,244)      9,851,556    (21,913,737)    (1,052,398)              --

     (364,921)        696,878             --             --               --
 ------------    ------------   ------------   ------------   --------------
 $ 97,535,255    $227,510,722   $589,550,401   $297,731,231   $1,828,051,137
 ------------    ------------   ------------   ------------   --------------



       $11.40          $12.42          $9.39          $9.52            $1.00
       $11.40          $12.42          $9.39          $9.52            $1.00

       $11.40          $12.42          $9.39          $9.52            $1.00
       $12.10*         $13.18*         $9.86**        $9.99**          $1.00
 ------------    ------------   ------------   ------------   --------------

 $ 97,535,164    $227,510,624   $589,549,361   $297,731,132   $1,714,358,895
           91              98          1,040             99      113,692,242
 ------------    ------------   ------------   ------------   --------------
 $ 97,535,255    $227,510,722   $589,550,401   $297,731,231   $1,828,051,137
 ============    ============   ============   ============   ==============

    8,559,126      18,322,789     62,805,126     31,281,030    1,714,358,895
            8               8            111             10      113,692,242
 ------------    ------------   ------------   ------------   --------------
    8,559,134      18,322,797     62,805,237     31,281,040    1,828,051,137
 ============    ============   ============   ============   ==============
 $ 96,074,262    $210,129,220   $584,939,973   $342,942,337   $1,846,912,569
 ============    ============   ============   ============   ==============
 $ 96,074,262    $210,129,220   $584,939,973   $342,942,337   $1,846,912,569
 ============    ============   ============   ============   ==============

Six Months Ended February 28, 1999 (unaudited)
 Statements of Operations


                                 -------     -------     -------     -------
                                            Large-Cap

                                 Equity     Growth &     Mid-Cap     Mid-Cap
                               Income Fund Income Fund Value Fund  Growth Fund

                                 -------     -------     -------     -------
Investment Income:

 Interest income               $ 1,132,967 $   806,166 $   378,285 $   485,242
 Dividend income                 6,750,851   1,965,451   1,201,536     134,064
                               ----------- ----------- ----------- -----------
   Total income                  7,883,818   2,771,617   1,579,821     619,306
                               ----------- ----------- ----------- -----------
Expenses:

 Investment advisory fee         1,913,740   1,234,226     518,290     838,760
 Directors' fees                       981       1,197       1,371       1,364
 Administrative fees               215,527     142,153      57,241      97,230
 Custodian fees                     37,604      29,319      17,231      21,902
 Portfolio accounting fees          43,603      38,322      22,675      30,179
 Transfer and dividend
  disbursing agent fees and

  expenses                          56,722      54,493      42,661      46,056
 Shareholder services fees--
 Class Y Shares                    637,913     411,409     172,763     279,587
 Class A Shares                         --          --          --          --
 Registration fees                   9,745      12,035       8,331       7,854
 Auditing fees                       5,000       7,064       6,615       6,691
 Legal fees                          2,564       2,360       2,489       2,576
 Printing and postage                3,189       7,705       7,988      10,341
 Insurance premiums                  6,018       1,757       1,461       1,798
 Distribution services fees--

  Class A Shares                        --          --          --          --
 Taxes                              20,174      14,107       5,395      14,655
 Miscellaneous                      31,553      19,905      10,011      19,134
                               ----------- ----------- ----------- -----------
   Total expenses                2,984,333   1,976,052     874,522   1,378,127
                               ----------- ----------- ----------- -----------
Deduct--
 Waiver of investment

  advisory fee                          --          --          --          --
 Waiver of shareholder
  services fees--

  Class Y Shares                        --          --          --          --
                               ----------- ----------- ----------- -----------
   Total Waivers                        --          --          --          --
                               ----------- ----------- ----------- -----------
Net expenses                     2,984,333   1,976,052     874,522   1,378,127
                               ----------- ----------- ----------- -----------
Net investment income (net

 operating loss)                 4,899,485     795,565     705,299    (758,821)
                               ----------- ----------- ----------- -----------
Realized and Unrealized Gain
 (Loss) on Investments,
 Collateral, Foreign Currency
 and Futures Contracts:
 Net realized gain (loss) on

  investment transactions

  (identified cost basis)       14,353,644   8,095,607  10,236,211   8,054,854
 Net realized gain on foreign
  currency transactions                 --          --          --          --
 Net realized gain on futures
  contracts (identified cost

  basis)                                --     971,733          --   2,166,386
 Net change in unrealized
  appreciation (depreciation)
  on investments, collateral,
  futures contracts and
  foreign currency

  translation                   58,438,972  70,557,868   1,644,080  54,889,457
                               ----------- ----------- ----------- -----------
Net realized and unrealized
 gain (loss) on investments
 collateral, foreign currency

 and futures contracts          72,792,616  79,625,208  11,880,291  65,110,697
                               ----------- ----------- ----------- -----------
Change in net assets

 resulting from operations     $77,692,101 $80,420,773 $12,585,590 $64,351,876
                               =========== =========== =========== ===========

   (a) Net of Foreign taxes withheld of $87,589.
   (b) Net of dollar roll interest expense of $1,823,594.

(See Notes which are an integral part of the Financial Statements)

                                                   [_] Marshall Funds


-----------   -------------       -------         -------          -------
                                                                    Money

 Small-Cap    International     Intermediate    Government         Market
Growth Fund    Stock Fund        Bond Fund      Income Fund         Fund

-----------   -------------       -------         -------          -------
$   377,496    $   364,113      $ 19,305,278    $ 9,636,440(b)   $48,053,250
     13,600      2,037,239(a)             --             --               --
-----------    -----------      ------------    -----------      -----------
    391,096      2,401,352        19,305,278      9,636,440       48,053,250
-----------    -----------      ------------    -----------      -----------
    476,846      1,142,617         1,756,987      1,076,541        4,424,604
      1,463            507             1,232            865            1,517
     57,460         98,827           244,975        122,449          744,307
      9,637         62,215            41,680         26,751          102,594
     20,777         32,895            50,736         36,066           82,595
     36,911         41,019            26,443         40,297          103,193

    119,212        285,654           740,173        358,847          166,333
         --             --                --             --           10,651
      7,182          1,401            24,977          7,673           86,325
      6,235          7,741             7,296          7,340            7,951
      2,144          2,436             2,396          1,883            3,827
      5,721          5,312             5,466         12,600            7,640
      1,278          1,736             2,114          1,212            5,231
         --             --                --             --          159,769
      3,591          5,958            18,982          9,880           59,688
      7,560          2,576            25,160          6,400            5,325
-----------    -----------      ------------    -----------      -----------
    756,017      1,690,894         2,948,617      1,708,804        5,971,550
-----------    -----------      ------------    -----------      -----------
         --             --          (175,699)      (143,539)      (2,211,838)
         --             --          (681,606)      (330,140)              --
-----------    -----------      ------------    -----------      -----------
         --             --          (857,305)      (473,679)      (2,211,838)
-----------    -----------      ------------    -----------      -----------
    756,017      1,690,894         2,091,312      1,235,125        3,759,712
-----------    -----------      ------------    -----------      -----------
   (364,921)       710,458        17,213,966      8,401,315       44,293,538
-----------    -----------      ------------    -----------      -----------
 (3,025,929)    10,462,619          (172,672)       645,905               --
         --       (245,392)               --             --               --
  1,029,633             --                --             --               --
 16,116,338     10,134,985       (13,392,291)    (6,292,830)              --
-----------    -----------      ------------    -----------      -----------
 14,120,042     20,352,212       (13,564,963)    (5,646,925)              --
-----------    -----------      ------------    -----------      -----------
$13,755,121    $21,062,670      $  3,649,003    $ 2,754,390      $44,293,538
===========    ===========      ============    ===========      ===========

 Statements of Changes in Net Assets


                          ---------------------------  --------------------------
                                    Equity                     Large-Cap
                                    Income                     Growth &

                                     Fund                     Income Fund

                          ---------------------------  --------------------------
                           Six Months                   Six Months
                             Ended          Year          Ended          Year

                          February 28,      Ended      February 28,     Ended
                              1999       August 31,        1999       August 31,

                          (unaudited)       1998       (unaudited)       1998

                          ------------  -------------  ------------  ------------

Increase (Decrease) in
Net Assets:

Operations--
 Net investment income

  (net operating loss)    $  4,899,485  $   9,626,902      $795,565    $1,227,848
 Net realized gain
  (loss) on investment

  transactions              14,353,644     40,283,486     8,095,607    18,456,573
 Net realized gain
  (loss) on foreign

  currency transactions             --             --            --            --
 Net realized gain
  (loss) on futures

  contracts                         --             --       971,733      (844,292)
 Net change in
  unrealized
  appreciation

  (depreciation) of
  investments,
  collateral, futures
  contracts and foreign

  currency translation      58,438,972    (23,760,894)   70,557,868    (9,032,687)
                          ------------  -------------  ------------  ------------
 Change in net assets
  resulting from

  operations                77,692,101     26,149,494    80,420,773     9,807,442
                          ------------  -------------  ------------  ------------
Distributions to
Shareholders--

 Dividends to
  shareholders from net
  investment income

 Class Y Shares             (4,957,695)    (9,687,514)     (858,873)   (1,128,306)
 Distributions to
  shareholders from net

  realized gain on

  investments

 Class Y Shares            (33,129,352)   (27,002,639)  (16,057,392)  (23,055,255)
                          ------------  -------------  ------------  ------------
 Change in net assets
  from distributions to

  shareholders             (38,087,047)   (36,690,153)  (16,916,265)  (24,183,561)
                          ------------  -------------  ------------  ------------
Capital Stock
Transactions--

 Proceeds from sale of

  shares                    34,595,642    212,523,763    33,657,720    59,962,072
 Net asset value of
  shares issued to
  shareholders in
  payment of

  distributions declared    34,426,343     29,988,247    16,371,223    23,601,015
 Cost of shares redeemed   (52,352,486)  (104,836,067)  (22,495,493)  (63,972,861)
                          ------------  -------------  ------------  ------------
 Change in net assets
  from capital stock

  transactions              16,669,499    137,675,943    27,533,450    19,590,226
                          ------------  -------------  ------------  ------------
 Change in net assets       56,274,553    127,135,284    91,037,958     5,214,107
Net Assets:
 Beginning of period       458,864,786    331,729,502   274,821,404   269,607,297
                          ------------  -------------  ------------  ------------
 End of period            $515,139,339  $ 458,864,786  $365,859,362  $274,821,404
                          ============  =============  ============  ============
Undistributed net
investment income
included in net assets

at end of period          $    589,325  $     647,535  $    181,388  $    244,696
                          ============  =============  ============  ============
Net gain (loss) as
computed for federal tax

purposes                  $ 14,353,644  $  40,283,486  $  9,067,340  $ 15,866,698
                          ============  =============  ============  ============

(See Notes which are an integral part of the Financial Statements)

                                                   [_] Marshall Funds


--------------------------  --------------------------  --------------------------  ---------------------------
                                                                Small-Cap

         Mid-Cap                     Mid-Cap                     Growth                   International
       Value Fund                  Growth Fund                    Fund                      Stock Fund

--------------------------  --------------------------  --------------------------  ---------------------------
 Six Months                  Six Months                  Six Months                  Six Months
   Ended          Year         Ended          Year         Ended          Year         Ended          Year

February 28,     Ended      February 28,     Ended      February 28,     Ended      February 28,      Ended
    1999       August 31,       1999       August 31,       1999       August 31,       1999       August 31,

(unaudited)       1998      (unaudited)       1998      (unaudited)       1998      (unaudited)       1998
------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------


$    705,299  $  1,595,862  $   (758,821) $ (1,775,264) $   (364,921) $ (1,015,186) $    710,458  $   5,028,964
  10,236,211    11,719,164     8,054,854    17,091,286    (3,025,929)    3,744,474    10,462,619        309,389
          --            --     2,166,386            --            --            --      (245,392)      (233,199)
          --            --            --       264,890     1,029,633      (200,587)           --             --

   1,644,080   (16,549,975)   54,889,457   (36,178,485)   16,116,338   (23,578,293)   10,134,985    (29,288,960)
------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
  12,585,590    (3,234,949)   64,351,876   (20,597,573)   13,755,121   (21,049,592)   21,062,670    (24,183,806)
------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------


    (998,368)   (1,713,554)           --            --            --            --    (4,598,552)    (3,675,610)

 (11,607,868)  (21,031,640)  (12,958,800)  (23,952,792)     (187,364)   (2,485,675)           --     (4,959,734)
------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
 (12,606,236)  (22,745,194)  (12,958,800)  (23,952,792)     (187,364)   (2,485,675)   (4,598,552)    (8,635,344)
------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------

   7,208,782    57,448,236    41,638,675    99,091,260    24,938,182    76,581,765    60,179,495    163,353,256

  11,879,368    21,339,106    12,799,676    23,567,478       185,274     2,464,966     2,562,588      6,828,038
 (25,958,046)  (63,330,825)  (43,315,226)  (87,703,412)  (21,013,963)  (32,078,052)  (76,943,989)  (138,963,126)
------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
  (6,869,896)   15,456,517    11,123,125    34,955,326     4,109,493    46,968,679   (14,201,906)    31,218,168
------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
  (6,890,542)  (10,523,626)   62,516,201    (9,595,039)   17,677,250    23,433,412     2,262,212     (1,600,982)

 134,619,810   145,143,436   187,388,415   196,983,454    79,858,005    56,424,593   225,248,510    226,849,492
------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
$127,729,268  $134,619,810  $249,904,616  $187,388,415  $ 97,535,255  $ 79,858,005  $227,510,722  $ 225,248,510
============  ============  ============  ============  ============  ============  ============  =============
$     78,735  $    371,804  $         --  $         --  $         --  $         --  $    696,878  $   4,584,972
============  ============  ============  ============  ============  ============  ============  =============
$ 10,236,211  $ 11,887,632  $ 10,221,240  $ 17,342,069  $ (1,996,296) $  2,972,697  $ 10,217,227  $     673,502
============  ============  ============  ============  ============  ============  ============  =============

 Statements of Changes in Net Assets


                                                   --------------------------

                                                         Intermediate
                                                           Bond Fund

                                                   --------------------------
                                                    Six Months
                                                      Ended          Year

                                                   February 28,     Ended
                                                       1999       August 31,

                                                   (unaudited)       1998

                                                   ------------  ------------

Increase (Decrease) in Net Assets
Operations--

 Net investment income                             $ 17,213,966  $ 31,179,790
 Net realized gain (loss) on investment
  transactions                                         (172,672)    1,740,828
 Net change in unrealized appreciation
  (depreciation) of investments,
  collateral, futures contracts, and foreign

  currency translation                              (13,392,291)    7,755,997
                                                   ------------  ------------
   Change in net assets resulting from operations     3,649,003    40,676,615
                                                   ------------  ------------
Distributions to Shareholders--
 Dividends to shareholders from net investment

  income:

  Class Y Shares                                    (17,213,963)  (31,179,790)
  Class A Shares                                             (3)           --
 Distributions from shareholders from net realized
  gain on investments

  Class Y Shares                                             --            --
                                                   ------------  ------------
   Change in net assets from distributions to

    shareholders                                    (17,213,966)  (31,179,790)
                                                   ------------  ------------
Capital Stock Transactions--

  Proceeds from sale of shares                       55,803,528   256,079,048
  Net asset value of shares issued to shareholders

   in payment of dividends declared                   5,648,003    13,270,752
  Cost of shares redeemed                           (48,005,194)  (87,411,885)
                                                   ------------  ------------
   Change in net assets from capital stock

    transactions                                     13,446,337   181,937,915
                                                   ------------  ------------
   Change in net assets                                (118,626)  191,434,740
Net Assets:
  Beginning of period                               589,669,027   398,234,287
                                                   ------------  ------------
  End of period                                    $589,550,401  $589,669,027
                                                   ============  ============
Undistributed net investment income included in

 net assets at end of period                                 --            --
                                                   ============  ============
Net gain (loss) as computed for federal tax

 purposes                                             ($172,672) $    760,870
                                                   ============  ============

(See Notes which are an integral part of the Financial Statements)

                                                        [_] Marshall Funds


 --------------------------  ------------------------------
        Government                       Money
          Income                        Market

           Fund                          Fund

 --------------------------  ------------------------------
  Six Months                   Six Months
    Ended          Year          Ended            Year

 February 28,     Ended       February 28,       Ended
     1999       August 31,        1999         August 31,

 (unaudited)       1998       (unaudited)         1998

 ------------  ------------  --------------  --------------

 $  8,401,315  $ 15,508,284  $   44,293,538  $   82,839,430
      645,905     1,854,374              --              --

   (6,292,830)    3,216,704              --              --
 ------------  ------------  --------------  --------------
    2,754,390    20,579,362      44,293,538      82,839,430
 ------------  ------------  --------------  --------------


   (8,401,314)  (15,508,284)    (41,771,208)    (78,163,550)
           (1)           --      (2,522,330)     (4,675,880)

      (83,554)           --              --              --
 ------------  ------------  --------------  --------------
   (8,484,869)  (15,508,284)    (44,293,538)    (82,839,430)
 ------------  ------------  --------------  --------------

   40,830,789    98,456,886   3,344,512,622   5,479,189,898
    4,196,291     8,809,411      10,740,166      18,085,713
  (21,877,984)  (35,667,208) (3,221,143,396) (5,183,477,454)
 ------------  ------------  --------------  --------------
   23,149,096    71,599,089     134,109,392     313,798,157
 ------------  ------------  --------------  --------------
   17,418,617    76,670,167     134,109,392     313,798,157

  280,312,614   203,642,447   1,693,941,745   1,380,143,588
 ------------  ------------  --------------  --------------
 $297,731,231  $280,312,614  $1,828,051,137  $1,693,941,745
 ============  ============  ==============  ==============
           --            --              --              --
 ============  ============  ==============  ==============
 $    645,905  $  1,948,002              --              --
 ============  ============  ==============  ==============

 Financial Highlights--Class A Shares


                                  Net realized and
                                     unrealized

                         Net       gain/(loss) on               Dividends to
            Net asset investment    investments,                shareholders

 Period      value,    income/   collateral, futures Total from   from net                 Net asset
 Ended      beginning operating     contracts and    investment  investment      Total     value, end   Total

August 31,  of period   (loss)    foreign currency   operations    income    distributions of period  return(a)

----------  --------- ---------- ------------------- ---------- ------------ ------------- ---------- ---------
Equity Income Fund
1999(d)      $15.88      0.04           (0.49)         (0.45)         --            --       $15.43     (2.83%)
Large-Cap Growth & Income Fund
1999(d)      $16.34      0.01           (0.08)         (0.07)         --            --       $16.27     (0.43%)
Mid-Cap Value Fund
1999(d)      $10.77      0.01           (0.54)         (0.53)         --            --       $10.24     (4.92%)
Mid-Cap Growth Fund
1999(d)      $15.13     (0.01)          (0.05)         (0.06)         --            --       $15.07     (0.40%)
Small-Cap Growth Fund
1999(d)      $12.73     (0.01)          (1.32)         (1.33)         --            --       $11.40    (10.45%)
International Stock Fund
1999(d)      $12.69      0.01           (0.28)         (0.27)         --            --       $12.42     (2.13%)
Intermediate Bond Fund
1999(d)      $ 9.53      0.09           (0.14)         (0.05)      (0.09)        (0.09)      $ 9.39     (0.56%)
Government Income Fund
1999(d)      $ 9.61      0.08           (0.09)         (0.01)      (0.08)        (0.08)      $ 9.52     (0.07%)
Money Market Fund(f)

1994         $ 1.00      0.03              --           0.03       (0.03)        (0.03)      $ 1.00      3.11%
1995         $ 1.00      0.05              --           0.05       (0.05)        (0.05)      $ 1.00      5.25%
1996         $ 1.00      0.05              --           0.05       (0.05)        (0.05)      $ 1.00      5.07%
1997         $ 1.00      0.05              --           0.05       (0.05)        (0.05)      $ 1.00      5.04%
1998         $ 1.00      0.05              --           0.05       (0.05)        (0.05)      $ 1.00      5.19%
1999(g)      $ 1.00      0.02              --           0.02       (0.02)        (0.02)      $ 1.00      2.37%

            Ratios to Average Net Assets

            ------------------------------------
                                                  Net assets,

 Period                   Net                         end       Portfolio
 Ended                 investment     Expense      of period    turnover

August 31,  Expenses     income      waiver(c)   (000 omitted)    rate

----------  ---------- ------------- ----------- -------------- ---------
Equity Income Fund
1999(d)       1.17%(b)    1.54%(b)     0.25%(b)    $     --(e)     35%
Large-Cap Growth & Income Fund
1999(d)       1.20%(b)    0.19%(b)     0.25%(b)    $     --(e)     14%
Mid-Cap Value Fund
1999(d)       1.27%(b)    0.27%(b)     0.25%(b)    $     --(e)     64%
Mid-Cap Growth Fund
1999(d)       1.23%(b)   (0.75%)(b)    0.25%(b)    $     --(e)    105%
Small-Cap Growth Fund
1999(d)       1.59%(b)   (0.96%)(b)    0.25%(b)    $     --(e)     98%
International Stock Fund
1999(d)       1.48%(b)    1.53%(b)     0.25%(b)    $     --(e)     14%
Intermediate Bond Fund
1999(d)       0.94%(b)    5.54%(b)     0.31%(b)    $      1        71%
Government Income Fund
1999(d)       1.09%(b)    5.42%(b)     0.35%(b)    $     --(e)     65%
Money Market Fund(f)

1994          0.70%       3.39%        0.29%       $ 11,929        --
1995          0.71%       5.21%        0.26%       $ 30,331        --
1996          0.71%       4.92%        0.26%       $ 84,711        --
1997          0.71%       4.93%        0.26%       $ 89,485        --
1998          0.71%       5.12%        0.25%       $105,125        --
1999(g)       0.71%(b)    4.72%(b)     0.25%(b)    $113,692        --

(a) Based on net asset value.
(b) Computed on an annualized basis.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Reflects operations for the period from December 31, 1998 (start of performance) to February 28, 1999 (unaudited).

(e) Amounts do not round to one thousand dollars.

(f) Effective December 1998, Class B Shares changed its share class name to Class A Shares.

(g) Six months ended February 28, 1999 (unaudited).

(See Notes which are an integral part of the Financial Statements)

                                                   February 28, 1999 (unaudited)
                                        Notes to Financial Statements

1. Organization

  Marshall Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company. The Corporation consists of eleven diversified portfolios, nine of which offer Class A Shares (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:


                         Portfolio Name                           Investment Objective

                         --------------                           --------------------

 Marshall                                                       Equity Income
                                                                Fund ("Equity
                                                                Income Fund")
                                                                Above-average
                                                                dividend income
                                                                with
                                                                appreciation of
                                                                capital.

 Marshall Large-Cap Growth & Income Fund                        Growth of capital and
  ("Large-Cap Growth & Income Fund")                            income.

 Marshall Mid-Cap Value Fund ("Mid-Cap Value Fund")             Long-term capital growth
                                                                and income.

 Marshall Mid-Cap Growth Fund ("Mid-Cap Growth Fund")           Appreciation of capital.
 Marshall Small-Cap Growth Fund ("Small-Cap Growth Fund")       Appreciation of capital.
 Marshall International Stock Fund ("International Stock Fund") Long-term capital growth.

 Marshall                                                       Intermediate
                                                                Bond Fund
                                                                ("Intermediate
                                                                Bond Fund")
                                                                Maximize total
                                                                return
                                                                consistent with
                                                                current income.

 Marshall Government Income Fund ("Government Income Fund")     Current income.
 Marshall Money Market Fund ("Money Market Fund")               Current income

                                                                consistent with
                                                                stability of principal.


  The Funds are offered in two classes of shares: Class Y Shares and Class A Shares. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

  On December 22, 1997, the Equity Income Fund, Mid-Cap Value Fund, and Intermediate Bond Fund each acquired portfolios of a common trust fund managed by the Adviser. The acquisition was accomplished by a tax-free exchange at fair market value.

--------------------------------------------------------------------------------


Fund                      Shares   Value of Shares

----                    ---------- ---------------
Equity Income Fund      10,643,152  $162,840,218
Mid-Cap Value Fund       3,632,596  $ 40,794,056
Intermediate Bond Fund  14,808,934  $140,979,572


--------------------------------------------------------------------------------

2. Significant Accounting Policies

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  Investment Valuations--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities and investments in closed end investment companies are valued at the last sale price reported on a national securities exchange. Money Market Fund's use of the amortized cost method to value portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value funds within the Corporation, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

  Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction, including accrued interest.

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser (or sub-adviser with respect to International Stock Fund) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

 [_] Marshall Funds

  Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

  Federal Taxes--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

  However, federal taxes may be imposed on International Stock Fund upon the disposition of investments in passive foreign investment companies. Withholding taxes on foreign dividends have been provided for in accordance with the International Stock Fund's understanding of the applicable country's tax rules and rates.

  At August 31, 1998, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:

-------------------------------------------------------------------------------


                        Capital Loss Capital Loss Capital Loss Capital Loss Capital Loss
                        Carryforward Carryforward Carryforward Carryforward Carryforward    Total
                        to Expire in to Expire in to Expire in to Expire in to Expire in Capital Loss

Fund                        2002         2003         2004         2005         2006     Carryforward
----                    ------------ ------------ ------------ ------------ ------------ ------------
Intermediate Bond Fund       --      $15,641,683   $6,100,494           --       --      $21,742,177
Government Income Fund       --           13,905           --   $1,184,492       --        1,198,397

-------------------------------------------------------------------------------

  Net realized capital losses on Government Income Fund of $416,086, attributable to security transactions incurred after October 31, 1997, were treated as arising on the first day of the Government Income Fund's next taxable year (September 1, 1998).

  Net realized losses on International Stock Fund of $364,576, attributable to foreign currency transactions incurred after October 31, 1997, were treated as arising on the first day of International Stock Fund's next taxable year (September 1, 1998).

  When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  Deferred Expenses--The costs incurred by each Fund with respect to registration of their shares in their first fiscal year, excluding the initial expense of registering their shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

  Futures Contracts--Large-Cap Growth & Income Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund and Small-Cap Growth Fund purchase stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

  At February 28, 1999, the Mid-Cap Value Fund had no outstanding futures contracts.

-------------------------------------------------------------------------------

  At February 28, 1999, the Large-Cap Growth & Income Fund had outstanding futures contracts as set forth below:


                          Contracts                                                Unrealized

Expiration Date           to Receive                   Position                   Appreciation

---------------           ----------                   --------                   ------------
March 1999                72 S&P 500                     Long                      $1,412,995

-------------------------------------------------------------------------------



                                  Notes to Financial Statements (continued)

-------------------------------------------------------------------------------

  At February 28, 1999, the Mid-Cap Growth Fund had outstanding futures contracts as set forth below:


                         Contracts                                             Unrealized

Expiration Date          to Receive                 Position                 (Depreciation)

---------------          ----------                 --------                 --------------
March 1999               10 S&P 500                   Long                     ($142,690)

-------------------------------------------------------------------------------

  At February 28, 1999, the Small-Cap Growth Fund had outstanding futures contracts as set forth below:


                         Contracts to                                          Unrealized

Expiration Date             Receive                   Position               (Depreciation)

---------------         ---------------               --------               --------------
March 1999              35 Russell 2000                 Long                   ($194,691)

-------------------------------------------------------------------------------

  Foreign Exchange Contracts--International Stock Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked to market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. As of February 28, 1999, International Stock Fund had outstanding foreign exchange contracts as set forth below:

-------------------------------------------------------------------------------


                      Foreign Currency Units                 Contracts at   Unrealized

Settlement Date             to Receive       In Exchange For    Value     (Depreciation)

---------------       ---------------------- --------------- ------------ --------------
Contracts Purchased:
3/1/1999--3/3/1999    682,282 Pound Sterling   $1,095,771     $1,093,663     ($2,108)


-------------------------------------------------------------------------------

  Foreign Currency Translation--The accounting records of International Stock Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FCs") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  Dollar Roll Transactions--The Funds, except for Money Market Fund, may enter into dollar roll transactions, with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds loan mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Funds' current yield and total return.

  Securities Lending--The Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Funds receive cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the market value on securities loaned, plus interest. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. The Funds reimburse the custodian for the costs directly associated with the Funds' participation in the securities lending program.

 [_] Marshall Funds

  As of February 28, 1999, the value of securities loaned plus interest, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:

-------------------------------------------------------------------------------


                                                                     Market Value of

                           Market Value of  Payable on Collateral Reinvested Collateral

Fund                      Securities Loaned     Due to Broker          Securities

----                      ----------------- --------------------- ---------------------
Equity Income Fund          $141,313,619        $145,802,813          $145,802,813
Large-Cap Growth &

 Income Fund                $ 87,958,949        $ 91,093,270          $ 91,093,270
Mid-Cap Value Fund          $ 12,120,386        $ 12,651,889          $ 12,651,889
Mid-Cap Growth Fund         $ 50,211,333        $ 51,024,010          $ 51,024,010
International Stock Fund    $ 53,808,298        $ 59,517,900          $ 59,517,900
Intermediate Bond Fund      $127,462,928        $130,461,334          $130,461,334
Government Income Fund      $  5,002,350        $  5,150,000          $  5,150,000

-------------------------------------------------------------------------------


  Individual reinvested cash collateral securities in excess of 5% of fund net assets at February 28, 1999 are as follows:

-------------------------------------------------------------------------------

Repurchase Agreements:


Bank of America, 4.975%, 3/1/99

 (Secured by asset-backed
 securities and corporate bonds

 and notes)                         Large-Cap Growth & Income Fund $40,000,000
                                    Mid-Cap Growth Fund            $25,000,000

Morgan Stanley Co., Inc., 5.000%,
 3/1/99 (Secured by asset-backed
 securities and corporate bonds

 and notes)                         Large-Cap Growth & Income Fund $30,000,000
                                    International Stock Fund       $20,000,000
                                    Intermediate Bond Fund         $45,000,000
Investment Companies:

Dreyfus Cash Management Plus        International Stock Fund       $12,754,932
Prudential Institutional Liquidity

 Portfolio                          Equity Income Fund             $45,000,000
                                    Mid-Cap Value Fund             $10,000,000

Prudential Securities Group Fund

 Agreement                          International Stock Fund       $15,000,000
Merrimac Cash Fund                  Equity Income Fund             $43,000,000

-------------------------------------------------------------------------------

  Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Funds' restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

  Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  Other--Investment transactions are accounted for on the trade date.

                            Notes to Financial Statements (continued)

3. Capital Stock

  The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. At February 28, 1999, the capital paid-in was as follows:

--------------------------------------------------------------------------------


                                Capital Paid-

Fund                                  In

----                            --------------

Equity Income Fund              $  406,568,388
Large-Cap Growth & Income Fund  $  225,225,933

Mid-Cap Value Fund              $  111,498,326
Mid-Cap Growth Fund             $  192,608,634
Small-Cap Growth Fund           $   99,443,795
International Stock Fund        $  197,872,551
Intermediate Bond Fund          $  615,366,908
Government Income Fund          $  300,660,067
Money Market Fund               $1,828,051,137

--------------------------------------------------------------------------------

  Transactions in capital stock were as follows:

--------------------------------------------------------------------------------


                                                      Large-Cap Growth

                            Equity Income Fund          & Income Fund         Mid-Cap Value Fund

                          -----------------------  -----------------------  -----------------------
                           Six-Months               Six-Months               Six-Months
                             Ended     Year Ended     Ended     Year Ended     Ended     Year Ended

                          February 28, August 31,  February 28, August 31,  February 28, August 31,
                              1999        1998         1999        1998         1999        1998

Class Y Shares            ------------ ----------  ------------ ----------  ------------ ----------
Shares sold                 2,201,642  15,738,873    2,157,916   4,089,991      666,139   5,453,000
Shares issued to
 shareholders in payment

 of

 distributions declared     2,168,876   1,937,827    1,042,350   1,725,616    1,071,333   1,866,937
Shares redeemed            (3,360,638) (6,501,126)  (1,468,083) (4,377,201)  (2,390,978) (5,229,996)
                           ----------  ----------   ----------  ----------   ----------  ----------
Net change resulting
 from Class Y Share

 transactions               1,009,880  11,175,574    1,732,183   1,438,406     (653,506)  2,089,941
                           ==========  ==========   ==========  ==========   ==========  ==========

--------------------------------------------------------------------------------


                                                 Large-Cap Growth

                        Equity Income Fund         & Income Fund        Mid-Cap Value Fund

                      ----------------------- ----------------------- -----------------------
                         Period                  Period                  Period
                         Ended     Year Ended    Ended     Year Ended    Ended     Year Ended

                      February 28, August 31, February 28, August 31, February 28, August 31,
                         1999*        1998       1999*        1998       1999*        1998

Class A Shares        ------------ ---------- ------------ ---------- ------------ ----------
Shares sold                    6           --          6          --           9          --

                       ---------   ----------  ---------   ---------    --------   ---------
Net change resulting
 from Class A Share

 transactions                  6           --          6          --           9          --
                       =========   ==========  =========   =========    ========   =========
Net change resulting
 from Fund Share

 transactions          1,009,886   11,175,574  1,732,189   1,438,406    (653,497)  2,089,941
                       =========   ==========  =========   =========    ========   =========

--------------------------------------------------------------------------------


                                                          Small-Cap              International

                            Mid-Cap Growth Fund          Growth Fund               Stock Fund

                          -----------------------  -----------------------  ------------------------
                           Six-Months               Six-Months               Six Months
                             Ended     Year Ended     Ended     Year Ended     Ended     Year Ended

                          February 28, August 31,  February 28, August 31,  February 28, August 31,
                              1999        1998         1999        1998         1999        1998

Class Y Shares            ------------ ----------  ------------ ----------  ------------ -----------
Shares sold                 3,035,407   6,547,612    2,244,753   5,767,967    4,906,327   11,989,024
Shares issued to
 shareholders in payment

 of

 distributions declared       950,942   1,710,267       15,715     199,269      201,461      545,806
Shares redeemed            (3,080,963) (5,865,009)  (1,834,356) (2,462,788)  (6,304,076) (10,197,589)
                           ----------  ----------   ----------  ----------   ----------  -----------
Net change resulting
 from Class Y Share

 transactions                 905,386   2,392,870      426,112   3,504,448   (1,196,288)   2,337,241
                           ==========  ==========   ==========  ==========   ==========  ===========

--------------------------------------------------------------------------------
*For the period from December 31, 1998 (start of performance) to February 28,
 1999.

 [_] Marshall Funds


                                                     Small-Cap             International

                        Mid-Cap Growth Fund         Growth Fund             Stock Fund

                      ----------------------- ----------------------- -----------------------
                         Period                  Period                  Period
                         Ended     Year Ended    Ended     Year Ended    Ended     Year Ended

                      February 28, August 31, February 28, August 31, February 28, August 31,
                         1999*        1998       1999*        1998       1999*        1998

Class A Shares        ------------ ---------- ------------ ---------- ------------ ----------
Shares sold                   7           --          8           --            8         --

                        -------    ---------    -------    ---------   ----------  ---------
Net change resulting
 from Class A Share

 transactions                 7           --          8           --            8         --
                        =======    =========    =======    =========   ==========  =========
Net change resulting
 from Fund Share

 transactions           905,393    2,392,870    426,120    3,504,448   (1,196,280) 2,337,241
                        =======    =========    =======    =========   ==========  =========

--------------------------------------------------------------------------------


                                  Intermediate              Government
                                    Bond Fund               Income Fund

                             -----------------------  -----------------------
                              Six-Months               Six-Months
                                Ended     Year Ended     Ended     Year Ended

                             February 28, August 31,  February 28, August 31,
                                 1999        1998         1999        1998

Class Y Shares               ------------ ----------  ------------ ----------
Shares sold                    5,830,401  26,987,634    4,228,425  10,236,771
Shares issued to

 shareholders in payment of

 distributions declared          590,356   1,392,283      434,748     916,492
Shares redeemed               (5,025,355) (9,172,629)  (2,272,311) (3,711,734)
                              ----------  ----------   ----------  ----------
Net change resulting from

 Class Y Share transactions    1,395,402  19,207,288    2,390,862   7,441,529
                              ==========  ==========   ==========  ==========

--------------------------------------------------------------------------------


                                     Intermediate             Government
                                       Bond Fund              Income Fund

                                ----------------------- -----------------------
                                   Period                  Period
                                   Ended     Year Ended    Ended     Year Ended

                                February 28, August 31, February 28, August 31,
                                   1999*        1998       1999*        1998

Class A Shares                  ------------ ---------- ------------ ----------
Shares sold                            111           --         10          --

                                 ---------   ----------  ---------   ---------
Net change resulting from

 Class A Share transactions            111           --         10          --
                                 =========   ==========  =========   =========
Net change resulting from Fund

 Share transactions              1,395,513   19,207,288  2,390,872   7,441,529
                                 =========   ==========  =========   =========

--------------------------------------------------------------------------------


                                                   Money Market Fund

                                             ------------------------------
                                               Six-Months
                                                 Ended         Year Ended

                                              February 28,     August 31,
                                                  1999            1998

Class Y Shares                               --------------  --------------
Shares sold                                   3,094,058,012   4,913,792,441

Shares issued to shareholders in payment of

 distributions declared                           8,610,132      13,477,063
Shares redeemed                              (2,977,126,237) (4,629,111,222)
                                             --------------  --------------
Net change resulting from Class Y Share

 transactions                                   125,541,907     298,158,282
                                             ==============  ==============

--------------------------------------------------------------------------------


                                                       Money Market Fund

                                                   --------------------------
                                                    Six-Months
                                                      Ended       Year Ended

                                                   February 28,   August 31,
                                                       1999          1998

Class A Shares                                     ------------  ------------
Shares sold                                         250,454,610   565,397,457

Shares issued to shareholders in payment of

 distributions declared                               2,130,034     4,608,650
Shares redeemed                                    (244,017,159) (554,366,232)
                                                   ------------  ------------
Net change resulting from Class A Share

 transactions                                         8,567,485    15,639,875
                                                   ============  ============
Net change resulting from Fund Share transactions   134,109,392   313,798,157
                                                   ============  ============

--------------------------------------------------------------------------------
*For the period from December 31, 1998 (start of performance) to February 28,
 1999.

                             Notes to Financial Statements (continued)

4. Investment Advisory Fee and Other Transactions with Affiliates

  Investment Advisory Fee--M&I Investment Management Corp., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as listed below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

--------------------------------------------------------------------------------


Fund                            Annual Rate

----                            -----------
Equity Income Fund                 0.75%
Large-Cap Growth & Income Fund     0.75%
Mid-Cap Value Fund                 0.75%
Mid-Cap Growth Fund                0.75%
Small-Cap Growth Fund              1.00%
International Stock Fund           1.00%
Intermediate Bond Fund             0.60%
Government Income Fund             0.75%
Money Market Fund                  0.50%

--------------------------------------------------------------------------------

  Templeton Investment Counsel, Inc. was the sub-adviser (the "Sub-Adviser") for International Stock Fund for the period ended February 28, 1999. Effective March 29, 1999, International Stock Fund changed its Sub-Adviser to BPI Global Asset Management LLP. The Adviser compensates the Sub-Adviser based on the level of average aggregate daily net assets of International Stock Fund.

  Administrative Fee--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to FAS is based on the level of average aggregate daily net assets of the Corporation for the period except for the Small-Cap Growth Fund, which is based on the Fund's average daily net assets.

  Distribution Services Fee--The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from their net assets to finance activities intended to result in the sale of shares of the Funds' Class A Shares. The Plan provides that the Funds may incur distribution expenses up 0.25% of the average daily net assets of the Funds' Class A Shares (except for Money Market Fund's Class A Shares which may accrue up to 0.30%) annually, to compensate FSC.

  Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Funds' Class A Shares (except for Money Market Fund) will pay FSSC up to 0.25% of average daily net assets of the Funds' Class A Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. Marshall Funds Investor Services ("MFIS") is the shareholder servicing agent for the Money Market Fund. The Money Market Fund may pay MFIS a fee equal to approximately 0.02% of the average daily net assets of the Money Market Fund's Class A Shares for which MFIS provides shareholder services. MFIS may voluntarily choose to waive any portion of its fee. MFIS can modify or terminate this voluntary waiver at any time at its sole discretion.

  Transfer and Dividend Disbursing Agent Fees and Expenses--Federated Services Company ("FServ") through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

  Portfolio Accounting Fees--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee.

  Custodian Fees--Marshall & Ilsley Trust Co. is the Funds' custodian. Marshall & Ilsley Trust Co. receives fees based on the level of each Fund's average daily net assets for the period. The custodian also charges a fee in connection with securities lending activities of the Funds.

  Organizational Expenses--Organizational expenses were borne initially by FAS. The Funds have reimbursed FAS for these expenses. These expenses have been deferred and are being amortized over the five-year period following each Fund's effective date. For the period ended February 28, 1999, the Fund's expensed the following pursuant to this agreement:

 [_] Marshall Funds

-------------------------------------------------------------------------------


                          Organizational Organizational

Fund                         Expenses    Expenses Paid

----                      -------------- --------------
Small-Cap Growth Fund        $35,592         $3,716
International Stock Fund     $18,401         $2,970


-------------------------------------------------------------------------------

  General--Certain of the Officers and Directors of the Corporation are Officers and Directors of the above companies.

5. Investment Transactions

  Purchases and sales of investments, excluding short-term securities, for the period ended February 28, 1999, were as follows:

-------------------------------------------------------------------------------


Fund                             Purchases      Sales

----                            ------------ ------------
Equity Income Fund              $176,080,140 $165,665,718
Large-Cap Growth & Income Fund  $ 56,300,901 $ 42,617,771
Mid-Cap Value Fund              $ 80,089,467 $ 83,339,391
Mid-Cap Growth Fund             $224,517,162 $225,593,612
Small-Cap Growth Fund           $ 83,639,128 $ 82,182,824
International Stock Fund        $ 32,647,062 $ 47,442,066
Intermediate Bond Fund          $434,918,414 $391,288,318
Government Income Fund          $263,497,060 $208,152,885

-------------------------------------------------------------------------------

6. Risk of Foreign Investing

  International Stock Fund invests in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

7. Year 2000

  Similar to other financial organizations, the Funds could be adversely affected if the computer systems used by the Funds' service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Funds' Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Funds' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.

 Directors                        Officers

Ody J. Fish                      John M. Blaser
                                   President

John DeVincentis

                                 Jo A. Dales

Paul E. Hassett                    Vice President

                                 Brooke J. Billick
                                   Secretary

                                 Ann K. Peirick
                                   Treasurer

                                 Janet D. Olsen
                                   Assistant Secretary

  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal

     Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk,

                   including the possible loss of principal.

 Thisreport is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus, which contains facts

 concerning                    each Fund's objective and policies, management
                               fees, expenses, and other information.

                                Marshall Funds

                       Marshall Funds Investor Services
                           1000 North Water Street

                                P.O. Box 1348
                       Milwaukee, Wisconsin 53201-1348

                    1-800-236-FUND (3863) or 414-287-8595

                  TDD: Speech and Hearing Impaired Services
                                 800-209-3520

                            www.marshallfunds.com

           Federated Securities Corp., Distributor G01126-02 (4/99)

                                                                      953-276

1A. The graphic representation here displayed consists of two charts. One chart outlines the top five industries that the Marshall Equity Income Fund

("Equity Income Fund") invests in as well as its percentage of net assets as of

     February 28, 1999. The information is as follows: Domestic & International Oil, 14.8%; Banks, 13.8%;

     Telecommunications, 10.3%; Healthcare, 8.0%; Electric, 7.5%. The second chart outlines the Equity Income Fund's five largest stock holdings and its percentage of net assets as of February 28, 1999. The information is as follows:
Exxon Corp., 3.0%; AT&T Corp., 2.8%; SBC Communications, Inc., 2.4%; BankAmerica Corp., 2.3%; Philip Morris Cos., Inc., 2.3%. 2A. The graphic representation here displayed consists of two charts. The first chart outlines the average annual total returns for the Equity Income Fund as of February 28, 1999 for the 1-year, 3-year, 5-year and since inception (9/30/93) periods.

The returns are as follows: 2.93%; 16.91%; 17.36%; and 15.95%, respectively. The second chart outlines the six-month total return for the Equity Income Fund as of February 28, 1999. The six-month return is 17.12%.

3A. The graphic presentation here displayed consists of a line graph. The corrresponding components of the line graph are listed beneath the graphic presentation. The Equity Income Fund (Class Y Shares) is represented by a solid line, whereas Standard & Poor's 500 Index ("S&P 500") is represented by a broken dotted line and Lipper Equity Income Funds Index ("LEIFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Equity Income Fund and S&P 500 and LEIFI from its inception on September 30, 1993 to February 28, 1999. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Equity Income Fund as compared to S&P 500 and LEIFI; the ending values are $22,083; $30,365; and $21,182, respectively.

     1B. The graphic representation here displayed consists of two charts. One chart outlines the top five industries that the Marshall Large-Cap Growth & Income Fund ("Large-Cap Growth & Income Fund") invests in as well as its percentage of net assets as of February 28, 1999. The information is as follows:
Telecommunications, 11.1%; Computer Services, 8.7%; Retail, 7.8%; Banks, 7.4%; Beverages & Foods, 5.7%. The second chart outlines the Large-Cap Growth & Income Fund's five largest stock holdings and its percentage of net assets as of February 28, 1999. The information is as follows: General Electric Co., 3.3%; Microsoft Corp., 3.2%; MCI Worldcom, Inc., 2.5%; Walgreen Co., 2.4%; and American International Group, Inc., 2.4%.

     2B. The graphic representation here displayed consists of two charts. The first chart outlines the average annual total returns for the Large-Cap Growth & Income Fund as of February 28, 1999 for the 1-year, 3-year, 5-year and since inception (11/20/92) periods. The returns are as follows: 17.38%, 22.16%; 17.81%; and 14.92%, respectively. The second chart outlines the six-month total return for the Large-Cap Growth & Income Fund as of February 28, 1999. The six-month return is 29.24%.



     3B. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Large-Cap Growth & Income Fund (Class Y Shares) is represented by a solid line, whereas Standard & Poor's 500 Index ("S&P 500") is represented by a broken dotted line and Lipper Growth and Income Funds Index ("LGIFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Large-Cap Growth & Income Fund and S&P 500 and LGIFI from its inception on November 20, 1992 to February 28, 1999. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Large-Cap Growth & Income Fund as compared to S&P 500 and LGIFI; the ending values are $23,936; $33,075; and $25,534, respectively.

     1C. The graphic representation here displayed consists of two charts. One chart outlines the top five industries that the Marshall Mid-Cap Value Fund ("Mid-Cap Value Fund") invests in as well as its percentage of net assets as of February 28, 1999. The information is as follows: Services, 12.1%; Oil & Gas Products, 8.2%; Pharmaceuticals & Health Care, 8.1%; Beverages & Foods, 7.7%; Insurance, 7.4%. The second chart outlines the Mid-Cap Value Fund's five largest stock holdings and its percentage of net assets as of February 28, 1999. The information is as follows: Hanson PLC, ADR, 3.2%; International Multifoods Corp., 3.0%; Silicon Graphics, Inc., 2.8%; Telephone and Data System, Inc., 2.4%; and Everett Re Holding, Inc., 2.3%.

     2C. The graphic representation here displayed consists of two charts. The first chart outlines the average annual total returns for the Mid-Cap Value Fund as of February 28, 1999 for the 1-year, 3-year, 5-year and since inception (9/30/93) periods.

The returns are as follows: (8.22%); 9.40%; 11.86%; and 11.31%, respectively. The second chart outlines the six-month total return for the Mid-Cap Value Fund as of February 28, 1999. The six-month return is 9.13%.

     3C. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Mid-Cap Value Fund (Class Y Shares) is represented by a solid line, whereas Standard & Poor's Mid-Cap 400 Index ("SPMC") is represented by a broken dotted line and Lipper Mid-Cap Funds Index ("LMCFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Mid-Cap Value Fund and SPMC and LMCFI, from its inception on September 30, 1993 to February 28, 1999. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Mid-Cap Value Fund as compared to SPMC and LMCFI, the ending values are $17,864; $22,161; and $19,789, respectively.

     1D. The graphic representation here displayed consists of two charts. One chart outlines the top five industries that the Marshall Mid-Cap Growth Fund ("Mid-Cap Growth Fund") invests in as well as its percentage of net assets as of February 28, 1999. The information is as follows: Retail, 11.3%; Telecommunications, 10.9%; Broadcasting, 9.7%; Leisure & Recreation, 9.0%; Computer Services, 7.9%. The second chart outlines the Mid-Cap Growth Fund's five largest stock holdings and its percentage of net assets as of February 28, 1999. The information is as follows: Kohl's Corp., 4.1%; Tellabs, Inc., 3.5%; Lexmark Intl. Group, Class A, 3.1%; FIserv, Inc., 2.8%; and Steiner Leisure Ltd., 2.7%.

     2D. The graphic representation here displayed consists of two charts. The first chart outlines the average annual total returns for the Mid-Cap Growth Fund as February 28, 1999 for the 1-year, 3-year, 5-year and since inception (9/30/93) periods. The returns are as follows: 6.44%; 16.19%; 16.18%; and 15.05%, respectively. The second chart outlines the six-month total return for the Mid-Cap Growth Fund as of February 28, 1999. The six-month return is 33.79%.

     3D. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Mid-Cap Growth Fund (Class Y Shares) is represented by a solid line, whereas Standard & Poor's Mid-Cap 400 Index ("SPMC") is represented by a broken dotted line and the Lipper Mid-Cap Funds Index ("LMCFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Mid-Cap Growth Fund and SPMC and LMCFI from its inception on September 30, 1993 to February 28, 1999. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Mid-Cap Growth Fund as compared to SPMC and LMCFI; the ending values are $21,371; $22,161; and $19,789, respectively.

     1E. The graphic representation here displayed consists of two charts. One chart outlines the top five industries that the Marshall Small-Cap Growth Fund ("Small-Cap Growth Fund") invests in as well as its percentage of net assets as of February 28, 1999. The information is as follows: Commercial Services, 13.3%; Broadcasting, 12.2%; Services,12.1%; Computer Services, 6.7%; Medical Supplies, 6.4%. The second chart outlines the Small-Cap Growth Fund's five largest stock holdings and its percentage of net assets as of February 28, 1999. The information is as follows: Steiner Leisure Ltd., 3.9%; Jacor Communications, Inc., Class A, 3.6%; Rayovac Corp., 3.3%; Larson Holdings, Inc., 3.1%; and Transactions Systems Architects, Inc., Class A, 3.0%.

     2E. The graphic representation here displayed consists of two charts. The first chart outlines the average annual total returns for the Small-Cap Growth Fund as of February 28, 1999 for the 1-year, 3-year and since inception (11/1/95) periods. The returns are as follows: (15.08%), 14.12% and 22.62%, respectively. The second chart outlines the six-month total return for the Small-Cap Growth Fund as of February 28, 1999. The six-month return is 16.31%.

     3E. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Small-Cap Growth Fund (Class Y Shares) is represented by a solid line, whereas the Russell 2000 Index ("Russell 2000") is represented by a broken dotted line and Lipper Small Cap Funds Index ("LSCFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Small-Cap Growth Fund and Russell 2000 and LSCFI from its inception on November 1, 1995 to February 28, 1999. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Small-Cap Growth Fund as compared to Russell 2000 and LSCFI; the ending values are $19,712; $13,834; and $12,502, respectively.

     1F. The graphic presentation here displayed consists of four charts. One chart outlines the top five industries that the Marshall International Stock Fund ("International Stock Fund") invests in as well as its percentage of net assets as of February 28, 1999. The information is as follows:
Telecommunications, 14.4%; Banking, 11.3%; Financial Services, 7.7%; Electric, 4.7%; and Insurance, 4.6%. The second chart outlines the International Stock Fund's five largest stock holdings and its percentage of net assets as of February 28, 1999. The information is as follows: Banque Nationale de Paris, 2.3%; Philips Electronics NV, 2.3%; Merita Nordbanken OYJ, 2.2%; Corporacion Bancaria de Espana SA, ADR, 1.9%; and ING Groep, NV, 1.9%. The third chart outlines the International Stock Fund's regional exposure and its percentage of net assets as of February 28, 1999. The information is as follows: Europe, 59.3%; Pacific Rim/Asia, 17.4%; South America, 6.1%; North America, 5.8%; and Australia/New Zealand, 5.6%. The fourth chart outlines the International Stock Fund's country allocations and its percentage of net assets as of February 28, 1999. The information is as follows: Great Britain, 16.5%; France, 8.6%;Hong Kong, 7.7%; Spain, 6.7%; and Netherlands, 5.3%.

     2F. The graphic representation here displayed consists of two charts. The first chart outlines the average annual total returns for the International Stock Fund as of February 28, 1999 for the 1-year, 3-year and since inception (9/1/94) periods.

The returns are as follows: (3.62%), 8.47% and 7.71%, respectively. The second chart outlines the six-month total return for the International Stock fund as of February 28, 1999. The six-month return is 9.74%.

     3F. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The International Stock Fund (Class Y Shares) is represented by a solid line, whereas the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE") is represented by a broken line and the Lipper International Funds Index ("LIFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the International Stock Fund and EAFE and LIFI from its inception on September 1, 1994 to February 28, 1999. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the International Stock Fund as compared to EAFE and LIFI; the ending values are $13,970; $13,440; and $13,740, respectively.

1G. The graphic representation here displayed consists of two charts. One chart outlines the portfolio diversification of the Marshall Short-Term Income Fund ("Short-Term Income Fund") as well as its percentage of net assets as of February 28, 1999. The information is as follows: BBB Rated Corporate Bonds, 23.0%; AAA Rated Corporate Bonds, 22.5%; A Rated Corporate Bonds, 21.3%; Government Agency, 10.9%; U.S. Treasury, 3.9%; Cash & Cash Equivalents , 2.1%; and AA Rated Corporate Bonds, 0.5%. The second chart outlines the Short-Term Income Fund's fund statistics as of February 28, 1999. The information is as follows:

SEC 30-day yield, 5.87%; Average Dollar-Weighted Maturity, 2.10 years; Duration,

1.31 years.

2G. The graphic representation here displayed consists of two chart. The first chart outlines the average annual total returns for the Short-Term Income Fund as of

February 28, 1999 for the 1-year, 3-year, 5-year and since inception (11/1/92)

periods. The returns are as follows: 4.54%; 5.45%; 5.41%; and 5.00%,

respectively. The second chart outlines the six-month total return for the Short-Term Income Fund as of February 28, 1999. The six-month return is 1.31%.

3G. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Short-Term Income Fund is represented by a solid line, whereas the Lipper Short-Term Investment Grade Bond Fund Index ("LSTIBI") is represented by a broken line and IBC/Donoghue's Taxable Money Fund Average ("DMFA") is

represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the

Short-Term Income Fund and LSTIBI and DMFA from its inception on November 1,

1992 to February 28, 1999. The "y" axis reflects the cost of the investment. The

"x" axis reflects computation periods from the ending value of the hypothetical investment in the Short-Term Income Fund as compared to LSTIBI and DMFA; the ending values are $13,617; $13,885; and $13,219, respectively.

1H. The graphic representation here displayed consists of two charts. One chart outlines the portfolio diversification of the Marshall Intermediate Bond Fund

("Intermediate Bond Fund") as well as its percentage of net assets as of

     February 28, 1999. The information is as follows: AAA Rated Corporate Bonds, 36.7%; A Rated Corporate Bonds, 31.0%; BBB Rated Corporate Bonds, 17.1%; U.S. Treasury, 15.9%; AA Rated Corporate Bonds, 3.4%; Government Agency, 2.8%; and Cash & Cash Equivalents, 0.8. The second chart outlines the Intermediate Bond Fund's fund statistics as of February 28, 1999. The information is as follows: SEC 30-day yield, 5.55%; Average Dollar-Weighted Maturity, 4.48 years; Duration,

3.04 years.

2H. The graphic representation here displayed consists of two charts. The first chart outlines the average annual total returns for the Intermediate Bond Fund as February 28, 1999 for the 1-year, 3-year, 5-year and since inception (11/23/92) periods. The returns are as follows: 4.61%; 5.51%; 5.46%; and 5.53%, respectively. The second chart outlines the six-month total return for the Intermediate Bond Fund as of February 28, 1999. The six-month return is 0.69%.

     3H. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Intermediate Bond Fund (Class Y Shares) is represented by a solid line, whereas Lehman Brothers Government/Corporate Bond Index ("LGCI") is represented by a broken dotted line and Lipper Intermediate Investment Grade Bond Funds Index ("LIBF") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Intermediate Bond Fund and LGCI and LIBF from its inception on November 23, 1992 to February 28, 1999. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Intermediate Bond Fund as compared to LGCI and LIBF; the ending values are $14,024; $15,031; and $15,027, respectively.

     1I. The graphic representation here displayed consists of two charts. One chart outlines the portfolio diversification of the Marshall Government Income Fund ("Government Income Fund") as well as its percentage of net assets as of February 28, 1999. The information is as follows: CMO/ABS, 27.5%; GNMA/MBS, 22.2%; FHLMC/MBS, 12.5%; FNMA/MBS, 10.4%; Government Agency, 9.5%; CMBS, 6.6%; Corporate, 4.2%; and U.S. Treasury, 1.7%. The second chart outlines the
Government   Income  Fund's  fund  statistics  as  of  February  28,  1999.  The information is as follows: SEC 30-day yield, 5.25%; Average Dollar-Weighted Maturity, 4.35 years; Duration, 2.43 years.

2I. The graphic representation here displayed consists of two charts. The first chart outlines the average annual total returns for the Government Income Fund as of

February 28, 1999 for the 1-year, 3-year, 5-year and since inception (12/13/92)

periods. The returns are as follows: 5.16%; 6.45%; 6.24%; and 6.07%,

respectively. The second chart outlines the six-month total return for the Government Income Fund as of February 28, 1999. The six-month return is 1.00%.

     3I. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Government Income Fund (Class Y Shares) is represented by a solid line, whereas Lehman Brothers Mortgage-Backed Securities Index ("LMI") is represented by a broken dotted line and Lipper U.S. Mortgage Funds Index ("LUSMI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Government Income Fund and LMI and LUSMI from its inception on December 13, 1992 to February 28, 1999. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Government Income Fund as compared to LMI and LUSMI; the ending values are $14,422; $15,393; and $14,383, respectively.

1J. The graphic representation here displayed consists of two charts. One chart outlines the portfolio diversification of the Marshall Intermediate Tax-Free

Fund ("Intermediate Tax-Free Fund") as well as its percentage of net assets as of February 28, 1999. The information is as follows: Texas, 12.3%; New York,

8.0%; Arizona, 7.4%; Wisconsin, 6.4%; Ohio, 6.2%. The second chart outlines the Intermediate Tax-Free Fund's fund statistics as of February 28, 1999. The information is as follows: SEC 30-day yield, 3.59%; Average Dollar-Weighted

Maturity, 8.02 years; Duration, 6.54 years.

     2J. The graphic representation here displayed consists of two charts. The first chart outlines the average annual total returns for the Intermediate Tax-Free Fund as of February 28, 1999 for the 1-year, 3-year, 5-year and since inception (2/2/94) periods. The returns are as follows: 5.32%; 5.51%; 5.31% and 5.00%, respectively. The second chart outlines the six-month total return for the Intermediate Tax-Free Fund as of February 28, 1999. The six-month return is 2.32%.

     3J. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Intermediate Tax-Free Fund is represented by a solid line, whereas Lipper Intermediate Municipal Funds Index ("LIMI") is represented by a broken line and Lehman Brothers 7-Year General Obligations Index ("L7GO") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Intermediate Tax-Free Fund and LIMI and L7GO from its inception on February 2, 1994 to February 28, 1999.

     The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Intermediate Tax-Free Fund as compared to LIMI and L7GO; the ending values are $12,808; $12,740; and $13,247, respectively.

     K. The graphic representation here displayed consists of one chart which outlines the Marshall Money Market Fund's fund statistics as of February 28, 1999. The information is as follows: 7-day Net Yield, Class Y Shares--4.71%; 7-day Effective Yield, Class Y Shares--4.82%; Average Dollar-Weighted Maturity,
44.27 days.